As filed with the Securities and Exchange Commission on March 16, 2004

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

ALLIED CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

1919 Pennsylvania Avenue, N.W.

Washington, D.C. 20006-3434
(202) 331-1112
(Address and Telephone Number, including Area Code, of Principal Executive Offices)

William L. Walton, Chairman and Chief Executive Officer

Allied Capital Corporation
1919 Pennsylvania Avenue, N.W.
Washington, D.C. 20006-3434
(Name and Address of Agent for Service)

Copies of information to:

Steven B. Boehm, Esq.
Cynthia M. Krus, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

     Approximate Date of Proposed Public Offering:

From time to time after the effective date of the Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering Price	Aggregate	Registration
Being Registered	Registered(1)	Per Share(2)	Offering Price	Fee(3)

Common Stock, $0.0001 par value per share	16,450,000 shares	$29.96	$492,842,000	$62,444

(1)	In reliance upon Rule 429 under the Securities Act of 1933, this amount is in addition to the securities previously registered by the Registrant under a registration statement on Form N-2 (File No. 333-104149). All securities unsold under such prior registration (a total of 3,550,000 shares of common stock) are carried forward into this Registration Statement.

(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of the average of the high and low sales prices of the common stock on March 11, 2004 as reported on the New York Stock Exchange.

(3)	In reliance upon Rule 429 under the Securities Act of 1933, all securities unsold under a registration statement on Form N-2 (File No. 333-104149) (a total of 3,550,000 shares of common stock) are carried forward into this Registration Statement. A registration fee of $5,730 has been paid previously with respect to such securities. The registration fee of $62,444 relates solely to the registration of 16,450,000 shares of common stock not previously registered.

      The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (SUBJECT TO COMPLETION)
ISSUED                      , 2004

20,000,000 Shares

Common Stock

We are an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in companies in a variety of industries, non-investment grade commercial mortgage-backed securities and collateralized debt obligation bonds and preferred shares. No assurances can be given that we will continue to achieve our objective.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about us. The SEC maintains an Internet website (http://www.sec.gov) that contains other information about us.

We may offer, from time to time, up to 20,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of March      , 2004, the last reported sale price on the New York Stock Exchange for the common stock was $          .

You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 9 of this prospectus before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representations to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

      , 2004

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

      This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 20,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” in the Prospectus Summary section and “Risk Factors” before you make an investment decision.

(i)

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated,“Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

BUSINESS (Page 52)

      As a business development company, we are in the private equity business. We provide long-term debt and equity capital. We have participated in the private equity business for over 40 years and have financed thousands of companies nationwide.

      We believe the private equity capital markets are important to the growth of small and middle market companies, which often have difficulty accessing the public debt and equity capital markets because their capital needs are too small to be attractive to the public markets or because they are in need of long-term growth capital, which banks do not generally provide. We believe that we are well positioned to be a source of capital for such companies.

      Our investment activity is primarily focused in three areas:

•	Lending subordinated debt with or without equity features to middle market companies (mezzanine investing),

•	Buying controlling equity stakes in middle market companies (buyout investing), and

•	Investing in non-investment grade classes of commercial mortgage-backed securities (CMBS) and collateralized debt obligations (CDOs).

      Our investment objective is to achieve current income and capital gains.

      Our investments are long-term in nature, privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid.

      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, valuing and ultimately exiting our investments. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.

      Our private finance portfolio is primarily composed of mezzanine loans and equity securities. This capital is used by portfolio companies to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, or other types of financings. We generally target companies in less cyclical industries with, among other things, high return on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and that have the ability to generate free cash flow.

      Our primary commercial real estate investments are in the non-investment grade tranches of CMBS bonds. We generally invest at the initial issuance of the CMBS, and are able to re-underwrite the underlying collateral mortgages and negotiate to acquire the securities at significant discounts from their face value. In addition to our CMBS investments, we have invested in the bonds and preferred shares of CDOs.

      Our investments are typically structured to provide recurring cash flow in the form of interest income to us as the investor. In addition to earning interest income, we may structure our investments to generate income from management, diligence, structuring, or other fees. We may also enhance our total return through capital gains.

      As a private equity investor, we believe that we have certain competitive advantages including:

•	Access to public equity markets generally gives us a lower cost of capital than that of other private equity funds, and

•	Our capital structure is perpetual in nature and may enable us to be a better long-term partner for our portfolio companies than other private equity funds that may have a limited life.

      We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Our status as a regulated investment company generally eliminates a corporate level income tax on taxable income we timely distribute to our stockholders as dividends, if certain requirements are met. See “Tax Status”. We pay regular quarterly dividends based upon an estimate of our taxable earnings. Since 1963, our portfolio has provided sufficient ordinary taxable income and net capital gains to sustain or grow our dividends over time.

      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the “1940 Act.”

      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies, which includes private or thinly traded public, U.S.-based entities. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations.”

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York and Chicago.

      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.”

DETERMINATION OF

NET ASSET VALUE (Page 73)

      Our portfolio investments are generally recorded at fair value as determined in good faith by our board of directors in the absence of readily available public market values. At December 31, 2003, portfolio investments recorded at fair value were approximately 85% of our total assets.

      Pursuant to the requirements of the 1940 Act, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our board of directors determines in good faith the fair value of these portfolio investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead we are required to specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer including the sum of the values of all debt and equity securities used to capitalize the enterprise at a point in time. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust quarterly the valuation of our portfolio to reflect the change in the value of each investment in our portfolio. Any changes in value are recorded in our statement of operations as “Net change in unrealized appreciation or depreciation.”

PLAN OF DISTRIBUTION (Page 107)

      We may offer, from time to time, up to 20,000,000 shares of our common stock, on terms to be determined at the time of the offering.

      Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

      Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

      We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

USE OF PROCEEDS (Page 16)

      We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investments in the debt or equity securities of primarily private companies, non-investment grade commercial mortgage-backed securities or the bonds and preferred shares of collateralized debt obligations, repayment of indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Page 17)

      We intend to pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by our board of directors on a quarterly basis.

DIVIDEND REINVESTMENT PLAN (Page 99)

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our board of directors declares a dividend, then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends. New shareholders must notify our transfer agent in writing if they wish to enroll in the dividend reinvestment plan.

RISK FACTORS (Page 9)

      Investment in our shares of common stock involves a number of significant risks relating to our business and our investment objective that you should consider before purchasing our shares of common stock.

      Our portfolio of investments is generally illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of indebtedness by third parties.

      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200% which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.

      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow.

      We may not be able to pay dividends and failure to qualify as a regulated investment company for tax purposes could have a material adverse effect on our total return, if any.

      Also, we are subject to certain risks associated with valuing our portfolio, investing in non-investment grade commercial mortgage-backed securities and collateralized debt obligations, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

      Our common stock price may be volatile due to market factors that may be beyond our control.

CERTAIN ANTI-TAKEOVER

PROVISIONS (Page 103)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for Allied Capital. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in our shares of common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating expenses(4)	3.1%
Interest payments on borrowed funds(5)	4.0%

Total annual expenses(6)	7.1%

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan.”

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities and preferred stock), which at December 31, 2003, was $1.9 billion.

(4)	“Operating expenses” represent our operating expenses for the year ending December 31, 2003, excluding interest on indebtedness.

(5)	The “Interest payments on borrowed funds” represents our interest expenses for the year ending December 31, 2003. We had outstanding borrowings of $954.2 million at December 31, 2003.

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 4.5% of consolidated total assets.

Example

     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$72	$216	$361	$731

     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 2003 and 2002, has been derived from our financial statements that were audited by KPMG LLP. Financial information for the years ended December 31, 2001, 2000, and 1999, has been derived from our financial statements that were audited by Arthur Andersen LLP. For important information about Arthur Andersen LLP, see the section entitled “Notice Regarding Arthur Andersen LLP.” See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 18 for more information.

	Year Ended December 31,

(in thousands,	2003	2002	2001	2000	1999
except per share data)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$290,719	$264,042	$240,464	$182,307	$121,112
Premiums from loan dispositions	8,172	2,776	2,504	16,138	14,284
Fees and other income	30,338	43,110	46,142	13,144	5,744

Total interest and related portfolio income	329,229	309,928	289,110	211,589	141,140

Expenses:
Interest	77,233	70,443	65,104	57,412	34,860
Employee	36,945	33,126	29,656	26,025	22,889
Administrative	22,387	21,504	15,299	15,435	12,350

Total operating expenses	136,565	125,073	110,059	98,872	70,099

Net investment income before income taxes	192,664	184,855	179,051	112,717	71,041
Income tax expense (benefit)	(2,466)	930	(412)	—	—

Net investment income	195,130	183,925	179,463	112,717	71,041

Net realized and unrealized gains (losses):
Net realized gains	75,347	44,937	661	15,523	25,391
Net change in unrealized appreciation or depreciation	(78,466)	(571)	20,603	14,861	2,138

Total net gains (losses)	(3,119)	44,366	21,264	30,384	27,529

Net increase in net assets resulting from operations	$192,011	$228,291	$200,727	$143,101	$98,570

Per Share:
Diluted earnings per common share	$1.62	$2.20	$2.16	$1.94	$1.64
Dividends per common share(1)	$2.28	$2.23	$2.01	$1.82	$1.60
Weighted average common shares outstanding – diluted(2)	118,351	103,574	93,003	73,472	60,044

	At December 31,

(in thousands,	2003	2002	2001	2000	1999
except per share data)

Balance Sheet Data:
Portfolio at value	$2,584,599	$2,488,167	$2,329,590	$1,788,001	$1,228,497
Total assets	3,019,870	2,794,319	2,460,713	1,853,817	1,290,038
Total debt outstanding(3)	954,200	998,450	1,020,806	786,648	592,850
Preferred stock issued to Small Business Administration(3)	6,000	7,000	7,000	7,000	7,000
Shareholders’ equity	1,914,577	1,546,071	1,352,123	1,029,692	667,513
Shareholders’ equity per common share (net asset value)(4)	$14.94	$14.22	$13.57	$12.11	$10.20
Common shares outstanding at period end(2)	128,118	108,698	99,607	85,057	65,414

	Year Ended December 31,

	2003	2002	2001	2000	1999

Other Data:
Investments funded	$931,450	$506,376	$680,329	$901,545	$751,871
Repayments	338,153	143,167	74,461	111,031	139,561
Sales	445,814	213,474	129,980	280,244	198,368
Realized gains	94,305	95,562	10,107	28,604	31,536
Realized losses	(18,958)	(50,625)	(9,446)	(13,081)	(6,145)

	2003				2002

(in thousands,	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):
Total interest and related portfolio income	$90,015	$88,870	$77,214	$73,130	$78,015	$76,329	$73,193	$82,391
Net investment income	54,254	53,608	44,598	42,670	42,401	45,094	42,561	53,869
Net increase in net assets resulting from operations	78,454	33,744	59,940	19,873	53,356	45,520	73,454	55,961
Diluted earnings per common share	0.62	0.28	0.52	0.18	0.51	0.44	0.71	0.55
Dividends declared per common share(5)	0.57	0.57	0.57	0.57	0.59	0.56	0.55	0.53
Net asset value per common share(4)	14.94	14.46	14.23	14.05	14.22	13.95	14.02	13.71

(1)	Dividends are based on taxable income, which differs from income for financial reporting purposes.

(2)	Excludes 234,977 and 516,779 common shares held in the deferred compensation trust at and for the years ended December 31, 2000 and 1999, respectively.

(3)	See “Senior Securities” on page 48 for more information regarding our level of indebtedness.
(4)	We determine net asset value per common share as of the last day of the period. The net asset values shown are based on outstanding shares at the end of each period.
(5)	Dividends declared per common share for the fourth quarter of 2002 include the regular quarterly dividend of $0.56 per common share and an extra dividend of $0.03 per common share.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

      We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549. You can also inspect reports and other information we file at the offices of the New York Stock Exchange, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

RISK FACTORS

      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.

      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are typically subject to restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments.

      Investing in private companies involves a high degree of risk. Our portfolio consists of primarily long-term loans to and investments in private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At December 31, 2003, portfolio investments recorded at fair value were approximately 85% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our board of directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our board of directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust quarterly the valuation of our portfolio to reflect the board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on our investments.

      Our borrowers may default on their payments, which may have an effect on our financial performance. We make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

      Our private finance investments may not produce current returns or capital gains. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options. As a result, private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

      Our financial results could be negatively affected if Business Loan Express fails to perform as expected. Business Loan Express, LLC (BLX) is our largest portfolio investment. Our financial results could be negatively affected if BLX, as a portfolio company, fails to perform as expected or if government funding for, or regulations related to the Small Business Administration 7(a) Guaranteed Loan Program change. At December 31, 2003, the investment totaled $342.2 million at value, or 11.3% of total assets.

      In addition, as controlling equity owner of BLX, we have provided an unconditional guaranty to BLX’s senior credit facility lenders in an amount equal to 50% of BLX’s total obligations on its $215.0 million revolving credit facility. The amount we have guaranteed at December 31, 2003, was $78.2 million. This guaranty can only be called in the event of a default by BLX. At December 31, 2003, we had also provided four standby letters of credit in connection with four term securitization transactions completed by BLX totaling $35.6 million.

      Investments in non-investment grade commercial mortgage-backed securities and collateralized debt obligations may be illiquid, may have a higher risk of default, and may not produce current returns. The commercial mortgage-backed securities and collateralized debt obligation bonds and preferred shares in which we invest are not investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Non-investment grade commercial mortgage-backed securities and collateralized debt obligation bonds and preferred shares tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment grade securities, but with the higher return comes greater risk of default. In addition, the fair value of these securities may change as interest rates change over time. Economic recessions or downturns may cause defaults or losses on collateral securing these securities to increase. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of December 31, 2003, our asset coverage for senior indebtedness was 322%.

      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

      At December 31, 2003, we had $954.2 million of outstanding indebtedness bearing a weighted average annual interest cost of 7.5%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.4%.

      Illustration. The following table illustrates the effect of leverage on returns from an investment on our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $3,019.9 million in total assets, (ii) an average cost of funds of 7.5%, (iii) $954.2 million in debt outstanding and (iv) $1,914.6 million of shareholders’ equity.

Assumed Return on Our Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-35.6%	-19.8%	-11.9%	-4.0%	3.9%	11.7%	27.5%

      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected the net income by less than 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes realized net long-term capital gains, to our shareholders to maintain our regulated investment company status. As a result, such earnings will not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Code. If we meet source of income, asset diversification, and distribution requirements, we will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our taxable income, we generally will be subject to a 4% excise tax.

      There is a risk that you may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. In addition, in accordance with accounting principles generally accepted in the United States of America and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest which represents contractual interest added to the loan balance that becomes due at the end of the loan term. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain our status as a regulated investment company.

      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      We depend on key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities.

      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC and the Small Business Administration. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, real estate investment trusts, and small business investment companies may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.

      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the degree to which we encounter competition in our markets, and general economic conditions.

      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

Disclosure Regarding Forward-Looking Statements

      Information contained or incorporated by reference in this prospectus, and the accompanying prospectus supplement, if any, may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and the accompanying prospectus supplement, if any, and in any exhibits to the registration statement of which this prospectus, and the accompanying prospectus supplement, if any, is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus or any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or any accompanying supplement to this prospectus.

USE OF PROCEEDS

      We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include investment in the debt or equity securities of primarily private companies or non-investment grade commercial mortgage-backed securities and collateralized debt obligation bonds and preferred shares, repayment of indebtedness, acquisitions and other general corporate purposes. We typically raise new equity when we have investment opportunities. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

      We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On March      , 2004, the last reported closing sale price of our common stock was $              per share.

		Closing Sale		Premium	Premium
		Price		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV	to NAV	Dividends

Year ended December 31, 2002
First Quarter	$13.71	$28.93	$25.84	211%	188%	$0.53
Second Quarter	14.02	27.66	20.88	197	149	0.55
Third Quarter	13.95	24.49	18.90	176	135	0.56
Fourth Quarter	14.22	22.87	18.90	161	133	0.56
Extra Dividend						0.03
Year ended December 31, 2003
First Quarter	$14.05	$23.85	$19.82	170%	141%	$0.57
Second Quarter	14.23	25.16	19.85	177	139	0.57
Third Quarter	14.46	26.60	22.97	184	159	0.57
Fourth Quarter	14.94	28.16	24.63	188	165	0.57
Year ending December 31, 2004
First Quarter (through March , 2004)	*			*	*	$0.57

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

*	Net asset value has not yet been calculated for this period.

     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.

      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our board of directors. Our board of directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt and Equity Capital” and “Tax Status.” There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our credit facilities limit our ability to declare dividends if we default under certain provisions.

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our board of directors declares a dividend, then our shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with our 2003 Consolidated Financial Statements and the Notes thereto. In addition, this prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the Risk Factors section. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.

      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and the financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by accounting principles generally accepted in the United States of America.

OVERVIEW

      We are a business development company that provides long-term debt and equity investment capital to companies in a variety of industries. Our lending and investment activity is generally focused on private finance and commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS, and collateralized debt obligation bonds and preferred shares, which we refer to as CDOs. Our private finance activity principally involves providing financing through privately negotiated long-term debt and equity investment capital. Our private financing is generally used to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital or whose securities may not be marginable.

      Our portfolio composition at December 31, 2003, 2002, and 2001, was as follows:

	2003	2002	2001

Private finance	74%	70%	68%
Commercial real estate finance	26%	30%	32%

      Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net gains or losses earned on our investment portfolio after deducting interest expense on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.

      Because we are a regulated investment company for tax purposes, we distribute substantially all of our taxable income as dividends to our shareholders.

PORTFOLIO AND INVESTMENT ACTIVITY

      Total portfolio, investment activity, and yields at and for the years ended December 31, 2003, 2002, and 2001, were as follows:

	2003	2002	2001
($ in millions)
Portfolio at value	$2,584.6	$2,488.2	$2,329.6
Investments funded	$931.5	$506.4	$680.3
Change in accrued or reinvested interest and dividends	$45.0	$44.7	$51.6
Principal repayments	$338.2	$143.2	$74.5
Sales	$445.8	$213.5	$130.0
Yield(1)	14.7%	14.0%	14.3%

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance

      The private finance portfolio, investment activity, and yields at and for the years ended December 31, 2003, 2002, and 2001, were as follows:

	2003	2002	2001
($ in millions)
Portfolio at value:
Loans and debt securities	$1,214.9	$1,151.2	$1,107.9
Equity interests	687.8	592.0	487.2

Total portfolio	$1,902.7	$1,743.2	$1,595.1

Investments funded	$498.0	$297.2	$287.7
Change in accrued or reinvested interest and dividends	$41.8	$42.6	$48.9
Principal repayments	$314.3	$129.3	$43.8
Yield(1)	15.0%	14.4%	14.8%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Investments funded for the years ended December 31, 2003, 2002, and 2001, consisted of the following:

	Loans and
	Debt	Equity
	Securities	Interests	Total
($ in millions)
For the Year Ended December 31, 2003(1)
Companies more than 25% owned	$53.0	$34.0	$87.0
Companies 5% to 25% owned	23.8	1.9	25.7
Companies less than 5% owned	377.4	7.9	385.3

Total	$454.2	$43.8	$498.0

For the Year Ended December 31, 2002(1)
Companies more than 25% owned	$86.1	$18.7	$104.8
Companies 5% to 25% owned	22.3	0.4	22.7
Companies less than 5% owned	154.6	15.1	169.7

Total	$263.0	$34.2	$297.2

For the Year Ended December 31, 2001(1)
Companies more than 25% owned	$47.8	$78.3	$126.1
Companies 5% to 25% owned	13.5	4.5	18.0
Companies less than 5% owned	136.9	6.7	143.6

Total	$198.2	$89.5	$287.7

(1)	The private finance portfolio is presented in three categories: companies more than 25% owned, which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the Investment Company Act of 1940, or the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned, which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company.

     The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from year to year depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. Over the last three years, we believe that there was a decline in the availability of senior debt capital from banks for middle market companies and there were fewer merger and acquisition transactions for these companies. In mid-2003, we began to see an increase in merger and acquisition activity and debt capital became more available. As a result, investments funded and principal repayments were higher for 2003 than for 2002 and 2001.

      We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash and then using that cash to make a subsequent investment.

      At December 31, 2003, we had outstanding investment commitments to private finance portfolio companies totaling $445.6 million. In addition, we had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $126.2 million.

      Significant outstanding investment commitments included the following:

•	Approximately $151 million in the form of subordinated debt and equity to recapitalize and acquire a majority interest in Advantage Sales & Marketing, Inc. The closing of this transaction is subject to customary closing conditions, including regulatory and shareholder approvals and certain other adjustments, and is anticipated to close in the first half of 2004.

•	Approximately $100 million of financing to Callidus Capital Corporation to fund working capital, support warehouse facilities, and invest in the equity of future collateralized loan obligations issued by Callidus. This commitment will be funded as needed for working capital and growth over time.

•	Approximately $70 million in debt and equity financing to acquire Mercury Air Centers, Inc. The closing of this transaction is subject to certain conditions, including the approval of the transaction by the shareholders of Mercury Air Group, Inc. It is anticipated that this transaction will close in early 2004. It is also anticipated that Mercury Air Group, Inc. will repay its $24.0 million subordinated debt obligation to us as part of the transaction.

      Our most significant investments at December 31, 2003, were in Business Loan Express, LLC (BLX), acquired in 2000, and The Hillman Companies, Inc. (Hillman), acquired in 2001.

      Business Loan Express, LLC.     At December 31, 2003, our investment in BLX totaled $255.1 million at cost and $342.2 million at value, or 11.3% of our total assets, which included unrealized appreciation of $87.1 million.

      BLX is a national, non-bank lender utilizing the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a nationwide preferred lender, as designated by the SBA, and originates, sells, and services small business loans. In addition to the SBA 7(a) Guaranteed Loan Program, BLX originates conventional small business loans and originates loans under the USDA Business and Industry Guaranteed Loan Program. BLX has offices across the United States and is headquartered in New York, New York. Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results.

      During the quarter ended March 31, 2003, BLX completed two significant transactions, the purchase of loans and other assets from Amresco Independence Funding, Inc., or AIF, and the reorganization of BLX from a corporation to a limited liability company, or LLC.

      In January 2003, BLX completed the acquisition of $128.0 million of performing loans and other assets from AIF, which consisted of $121.5 million of performing SBA 7(a) unguaranteed loans at par and $6.5 million of other assets. The acquisition increased BLX’s serviced portfolio and enhanced its nationwide loan origination platform. We provided $50 million of the capital to fund this acquisition. Our $50 million financing was in the form of a short-term revolving credit facility of $25 million to fund the temporary capital needs of construction loans purchased and loans pending sale, as well as

$25 million of preferred equity to support the growth needs of BLX post acquisition. As of December 31, 2003, the short-term revolving credit facility of $25 million had been fully repaid to us.

      In February 2003, BLX completed a reorganization from a corporation to a limited liability company in order to simplify its corporate structure and provide certain income tax efficiencies. In connection with the reorganization, BLX’s stated book equity increased by $43 million because we converted $43 million of our subordinated debt into preferred stock in BLX, Inc., which was exchanged for Class A equity interests in BLX, LLC. In addition, we exchanged our existing preferred stock and common equity investments in BLX, Inc. for similar classes of members’ equity in BLX, LLC represented by Class B and Class C equity interests, respectively.

      Subsequent to the reorganization, BLX’s taxable earnings generally flow directly to its members and we represent approximately 95% of the economic interests in the LLC. In connection with the reorganization, BLX changed its fiscal year end to September 30.

      Summary financial data for BLX at and for the three months ended December 31, 2003, and at and for its fiscal year ended September 30, 2003, is presented below. Summary financial data has been provided by BLX and is unaudited.

	At and for the	At and for the
	Three Months	Fiscal Year
	Ended	Ended
	December 31,	September 30,
	2003(1)	2003
($ in millions)
Operating Data
Total revenue	$36.5	$108.3
Net income(2)	$9.8	$4.7
Earnings before interest, taxes and management fees (EBITM)(2)	$18.8	$37.5

Balance Sheet Data
Total assets	$385.2	$353.0
Total debt	$196.3	$178.5
Total owners’ equity	$145.9	$136.1

Other Data
Loan originations
SBA 7(a) loans	$110.3	$502.4
Conventional loans	66.7	151.6
USDA B&I loans	11.3	31.8

Total loan originations	$188.3	$685.8

Serviced loan portfolio	$2,339.3	$2,227.4
Number of loans	3,271	3,136
Loan delinquencies(3)	8.4%	8.3%

	At and for the	At and for the
	Three Months	Fiscal Year
	Ended	Ended
	December 31,	September 30,
	2003(1)	2003
($ in millions)
Serviced Loan Portfolio by Industry
Hotels	23%	24%
Gas stations/convenience stores	19	19
Professional and retail services	12	12
Restaurants	9	9
Manufacturing and industrial	9	9
Car wash/auto repair services	7	7
Child care and health care services	6	6
Recreation	5	5
Shrimp/fishing vessels	4	5
Other	6	4

Total	100%	100%

(1)	The results of operations for the three months ended December 31, 2003, are not necessarily indicative of the operating results to be expected for the full fiscal year.

(2)	For the year ended September 30, 2003, EBITM and net income were reduced by $2.3 million due to costs associated with the AIF acquisition and the LLC reorganization and $2.3 million due to the increased value of issued and outstanding equity appreciation rights. In addition, net income for the year ended September 30, 2003, was increased by $3.4 million due to the reversal of certain net deferred tax liabilities upon the conversion of BLX from a corporation to a limited liability company. As an LLC, BLX is generally not subject to federal income tax; however, BLX is subject to certain state income and franchise taxes, and income taxes associated with a taxable subsidiary corporation.

(3)	Represents the percentage of loans in the total serviced loan portfolio that are greater than 30 days delinquent, which includes loans in workout status. Loans greater than 30 days delinquent for the SBA 7(a) loan portfolio only, which are included in the total serviced loan portfolio, were 8.8% at December 31, 2003. SBA 7(a) loans greater than one year old at December 31, 2003, had a delinquency rate of 11.0%. BLX will from time to time grant a 90-day deferment to borrowers experiencing short-term cash flow shortfalls. Loans that have been granted a deferment that perform as required are not considered delinquent consistent with SBA practice. The ability of small businesses to repay their loans may be adversely affected by numerous factors, including a downturn in their industry or negative economic conditions. Small businesses are also more vulnerable to customer preferences, competition, rising fuel prices and market conditions and, as a result, delinquencies in BLX’s portfolio may increase. For instance, the shrimp and fishing industry has been affected by rising fuel costs and competition from imported shrimp. For these reasons, BLX focuses on collateral protection for each loan in addition to the cash flow of the small business and receives personal guarantees from the principal owners of the small business.

      BLX’s revenues consist of cash premiums from guaranteed loan sales, gain on sale income arising from loans sold at par or securitized where BLX will receive future cash flows representing the spread between loan interest and the interest paid on bonds issued including service fee income, interest income on loans remaining in BLX’s portfolio, and other income. Gain on sale income is a non-cash source of income when recognized, and as future cash flows are received, the resulting cash reduces the receivable or residual interest that is recognized when the loan is sold. The total of cash loan sale premiums, cash interest income and cash received from residual interests and other cash income is equal to approximately 76% of BLX’s revenue of $36.5 million for the three months ended December 31, 2003, and approximately 83% of BLX’s revenue of $108.3 million for the fiscal year ended September 30, 2003.

      BLX’s business is to originate small business loans and then sell substantially all of the loans originated for cash proceeds. Loans originated during the three months ended December 31, 2003, totaled $188.3 million. Proceeds from loan sales during the three months ended December 31, 2003, totaled approximately $193.2 million. Loans originated during the fiscal year ended September 30, 2003, totaled $685.8 million. Proceeds from loan sales during the fiscal year ended September 30, 2003, totaled approximately $664.2 million. BLX funds the construction of commercial real estate projects and as a result is unable to sell a construction loan until the loan is fully funded and the construction is complete. In addition, BLX typically does not immediately receive the proceeds from the sale of its SBA 7(a) guaranteed and unguaranteed loan strips sold, but receives the cash upon settlement. Therefore, until BLX sells construction loans or fully funded loans held for sale, it will finance the origination of the loans through funding on its revolving line of credit, or through financing provided by us.

      At December 31, 2003, BLX had a three-year $169.0 million revolving credit facility that was renewed in February 2004 with commitments of $215.0 million. The facility matures in January 2007. As the controlling equity owner in BLX, we have provided an unconditional guaranty to the revolving credit facility lenders in an amount of up to 50% of the total obligations (consisting of principal, accrued interest, and other fees) of BLX under the revolving credit facility. The principal amount outstanding on the revolving credit facility at December 31, 2003, was $156.2 million and the amount guaranteed by us was $78.2 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the revolving credit facility at December 31, 2003. At December 31, 2003, we had also provided four standby letters of credit in connection with four term securitization transactions completed by BLX totaling $35.6 million.

      BLX sells the guaranteed piece of SBA 7(a) guaranteed loans for cash premiums of up to 10% of the guaranteed loan amount plus a retained annual servicing fee generally between 1.0% and 2.4% of the guaranteed loan amount. Cash premiums received from guaranteed loan sales during the three months ended December 31, 2003, were approximately $9.5 million in total. Cash premiums received from guaranteed loan sales during the fiscal year ended September 30, 2003, were approximately $31.3 million in total.

      Alternatively, BLX may sell the guaranteed pieces of SBA 7(a) guaranteed loans at par and receive cash only for the face amount of the loan sold, and instead of receiving a cash premium, BLX will receive an annual servicing spread on the loans sold of between 4.0% and 5.0%. In addition, BLX will sell the unguaranteed pieces of the SBA 7(a) loans and conventional loans it originates into a conduit facility. The conduit loans are securitized and BLX retains an interest of up to 5.0% of the loan pool. BLX then receives the excess of loan interest payments on the loans sold over the interest cost on the securities issued in the securitization over the life of the loan pool. BLX generally receives between 4.3% and 4.8% annually on the loans sold into the securitization pools.

      When BLX sells a guaranteed piece of an SBA 7(a) loan at par, or when BLX securitizes a loan, it will record a residual interest and servicing asset, together referred to as the Residual Interest, in order to account for the retained interest in the loans sold and the net present value of the future cash flows it will receive from the loans sold or securitized. In computing the Residual Interest, BLX discounts estimated future cash flows after making assumptions as to future loan losses and loan prepayments, which may reduce future cash flows. For the three months ended December 31, 2003, BLX received cash payments from the Residual Interest of approximately $15.8 million. For the fiscal year ended September 30, 2003, BLX received cash payments from the Residual Interest of approximately $49.3 million.

      At December 31, 2003, BLX’s Residual Interest totaled $181.6 million, representing BLX’s estimate of the net present value of future cash flows of scheduled loan payments, after estimated future loan losses and loan prepayments. If scheduled loan payments were to be received as stated in the loan agreements with no future losses or prepayments, BLX would receive future cash flows of $780.1 million over time, with approximately $61.0 million, $56.2 million, $54.7 million, and $53.2 million (or $225.1 million in the aggregate) scheduled to be received in the next four years ending on December 31, 2004, 2005, 2006, and 2007, respectively.

      The Hillman Companies, Inc. At December 31, 2003, our investment in Hillman totaled $94.6 million at cost and $234.5 million at value, or 7.8% of total assets, which included unrealized appreciation of $139.9 million.

      Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage, and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers, and mass merchants. Hillman has certain patent-protected products including key duplication technology that are important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      During February 2004, we signed a definitive agreement to sell Hillman. The total transaction value pursuant to the definitive agreement is approximately $510 million, including repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. As part of the transaction, we expect to be repaid our $44.0 million in outstanding debt securities. Additionally, we expect to provide up to $47.5 million in new mezzanine financing in conjunction with the transaction.

      Our expected net cash proceeds are estimated to be $192 million, subject to working capital and other adjustments. Based upon the agreed upon transaction value of $510 million, we expect to realize a gain on this investment of approximately $145 million, subject to working capital and other adjustments. The sale transaction is anticipated to close early in the second quarter of 2004 and is subject to certain closing conditions.

      Summary financial date for Hillman is as follows. This data has been provided by Hillman and is unaudited. For the year ended December 31, 2003, Hillman had total revenue of $318.4 million and adjusted earnings before interest, taxes, depreciation, amortization, and management fees, or EBITDAM, of $54.9 million. Adjusted EBITDAM is before a write-down of $11.3 million of a note receivable related to an investment made by Hillman. For the year ended December 31, 2003, Hillman had a loss before taxes of $1.6 million, which includes the write-down of the note receivable. Hillman had total assets of $355.8 million, total debt of $148.3 million and trust preferred obligations at par of $105.4 million at December 31, 2003.

Commercial Real Estate Finance

      The commercial real estate finance portfolio, investment activity, and yields at and for the years ended December 31, 2003, 2002, and 2001, were as follows:

	2003		2002		2001

($ in millions)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)

CMBS bonds	$394.0	14.1%	$555.5	14.2%	$558.3	14.7%
CDO bonds and preferred shares	186.6	16.7%	52.8	17.2%	24.2	16.9%
Commercial mortgage loans	83.6	8.6%	63.7	7.5%	79.6	7.7%
Residual interest	—		69.0	9.4%	69.9	9.4%
Real estate owned	12.8		4.0		2.5
Equity interests	4.9		—		—

Total portfolio	$681.9		$745.0		$734.5

Investments funded	$433.5		$209.2		$392.6
Change in accrued or reinvested interest	$3.2		$2.1		$2.7
Principal repayments	$23.9		$13.9		$30.7
CMBS, CDO, and commercial real estate loan sales	$445.8		$213.5		$130.0

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing interest- bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

     Our commercial real estate investment activity for the years ended December 31, 2003, 2002, and 2001, was as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Year Ended December 31, 2003
CMBS bonds	$508.5	$(225.9)	$282.6
CDO bonds and preferred shares	145.8	(0.4)	145.4
Commercial mortgage loans	3.0	—	3.0
Equity interests	2.5	—	2.5

Total	$659.8	$(226.3)	$433.5

For the Year Ended December 31, 2002
CMBS bonds	$302.5	$(140.2)	$162.3
CDO preferred shares	29.0	—	29.0
Commercial mortgage loans	11.7	(1.7)	10.0
Real estate owned	7.9	—	7.9

Total	$351.1	$(141.9)	$209.2

For the Year Ended December 31, 2001
CMBS bonds	$661.4	$(295.6)	$365.8
CDO preferred shares	24.6	—	24.6
Commercial mortgage loans	2.2	—	2.2

Total	$688.2	$(295.6)	$392.6

      At December 31, 2003, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $1.2 million and commitments in the form of standby letters of credit and guarantees related to equity interests of $2.7 million.

      CMBS Bonds. During the year ended December 31, 2003, we invested $282.6 million in 18 CMBS bond issuances, including $73.4 million of investments in BB+, BB and BB- rated bonds in 8 CMBS issuances where the below BB- rated bonds were purchased by other parties. During the years ended December 31, 2002 and 2001, we invested $162.3 million and $365.8 million in 5 and 8 CMBS bond issuances, respectively. During 2002 and 2001, we did not invest in any CMBS issuances where the below BB- rated bonds were purchased by other parties.

      The underlying pools of mortgage loans that are collateral for our investments in new CMBS bond issuances for the years ended December 31, 2003, 2002, and 2001, had respective original underwritten loan to value and underwritten debt service coverage ratios as follows:

	2003		2002		2001

Loan to Value Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Less than 60%	$4,114.3	22%	$909.3	20%	$1,259.7	15%
60-65%	1,582.8	9	287.3	6	941.6	11
65-70%	1,768.0	10	587.9	13	1,140.6	14
70-75%	4,024.3	22	1,214.5	27	2,400.4	29
75-80%	6,560.5	36	1,477.5	33	2,466.4	30
Greater than 80%	138.6	1	47.8	1	119.6	1

Total	$18,188.5	100%	$4,524.3	100%	$8,328.3	100%

Weighted average loan to value	68.5%		68.5%		69.7%

      The underlying collateral for our CMBS bonds consists of pools of senior commercial mortgage loans where the loans, on average, were originally underwritten to achieve a loan to value ratio of approximately 70%. The weighted average original underwritten loan to value ratios of 68.5%, 68.5%, and 69.7% for 2003, 2002, and 2001, respectively, have remained fairly consistent and just below the targeted loan to value ratio of 70%.

	2003		2002		2001
Debt Service Coverage
Ratio Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Greater than 2.00	$4,208.7	23%	$366.9	8%	$484.8	6%
1.76–2.00	2,094.6	12	229.6	5	158.2	2
1.51–1.75	3,132.8	17	477.4	11	855.0	10
1.26–1.50	7,362.9	40	2,739.6	60	5,008.3	60
Less than 1.25	1,389.5	8	710.8	16	1,822.0	22

Total	$18,188.5	100%	$4,524.3	100%	$8,328.3	100%

Weighted average debt service coverage ratio	1.73		1.41		1.48

      The weighted average original underwritten debt service coverage ratios, defined as the annual net cash flow before debt service divided by annual debt service payments, were 1.73, 1.41, and 1.48 for 2003, 2002, and 2001, respectively. The higher weighted average underwritten debt service coverage ratio for 2003 as compared to 2002 and 2001 generally results from a lower interest rate environment in 2003 for the mortgage loans in the underlying collateral pools. Lower interest rates have translated into lower annual debt service payments, which include interest and principal, and thus higher debt service coverage.

      From time to time, we may sell lower yielding CMBS bonds rated BB+ through BB-, and to a lesser extent CMBS bonds rated B+ and B, in order to maximize the return on our CMBS bond portfolio. The cost basis of and proceeds from CMBS bonds sold, the related net realized gains from these sales, and the weighted average yield on the CMBS bonds sold for the years ended December 31, 2003, 2002, and 2001, were as follows:

	2003	2002	2001
($ in millions)
Cost basis	$412.3	$205.9	$124.5
Gross sales proceeds(1)	$446.8	$225.6	$126.8
Net realized gains (net of related hedge gains or losses)	$31.6	$19.1	$1.7
Weighted average yield	10.1%	11.5%	10.3%

(1)	Gross sales proceeds represent the total cash consideration received, including the repayment of the cost basis of the bonds and proceeds related to the net realized gains on the bonds.

     The non-investment grade and unrated tranches of the CMBS bonds in which we invest are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, our most subordinate tranche will bear this loss first. At December 31, 2003, the CMBS bonds were subordinate to 87% to 99% of the tranches of bonds issued in these various CMBS transactions. Given that the non-investment grade CMBS bonds in which we invest are junior in priority for payment of interest and principal, we invest in these CMBS bonds at a discount from the face amount of the bonds. The discount increases with the decrease in the seniority of the CMBS bonds. For the years ended December 31, 2003, 2002, and 2001, the average discount for the CMBS bonds in which we invested was 44%, 46% and 45%, respectively.

      At December 31, 2003, the unamortized discount related to the CMBS bond portfolio was $617.4 million, of which $295.8 million has been set aside to absorb potential future losses. The yield on the CMBS bonds of 14.1% assumes that this amount that has been set aside will not be amortized. As the amount of future losses and the expected timing of recognition of such losses is difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yield will be achieved. At December 31, 2003, the CMBS bond portfolio had a fair value of $394.0 million, which included net unrealized depreciation on the CMBS bonds of $5.1 million.

      The yield on our CMBS bond portfolio at December 31, 2003, 2002, and 2001, was 14.1%, 14.2%, and 14.7%, respectively. The yield on the CMBS bond portfolio at any point in time will vary depending on the concentration of lower yielding BB+, BB, and BB- rated CMBS bonds held in the portfolio. The BB+, BB, and BB- rated CMBS bonds totaled $88.4 million, $110.9 million, and $166.2 million at value and had a yield of 8.2%, 8.8%, and 11.2% at December 31, 2003, 2002, and 2001, respectively.

      At December 31, 2003 and 2002, we held CMBS bonds in 38 and 27 separate CMBS issuances, respectively. The underlying collateral pool, consisting of commercial mortgage loans and real estate owned (“REO”) properties, for these CMBS bonds consisted of the following:

	2003		2002
($ in millions)
Approximate number of loans and REO properties(1)	5,600		4,500
Total outstanding principal balance	$38,437		$24,974
Loans over 30 days delinquent or classified as REO properties(2)	1.5	% (3)	1.0	% (3)

(1)	Includes approximately 22 and 12 REO properties obtained through the foreclosure of commercial mortgage loans at December 31, 2003 and 2002, respectively.

(2)	As a percentage of total outstanding principal balance.

(3)	At December 31, 2003 and 2002, our investments included bonds in the first loss, unrated bond class in 34 and 27 separate CMBS issuances, respectively. For these issuances, loans over 30 days delinquent or classified as REO properties were 1.7% and 1.0% of the total outstanding principal balance at December 31, 2003 and 2002, respectively.

     At December 31, 2003, the age of our bonds with a rating class of B+ and lower was as follows:

	2003

	Value	Percentage
($ in millions)
Less than one year old	$83.9	27.5%
One to two years old	41.0	13.4
Two to three years old	43.8	14.3
Three years old or older	136.9	44.8

Total	$305.6	100.0%

      Collateralized Debt Obligation Bonds and Preferred Shares. During the years ended December 31, 2003, 2002, and 2001, we invested in the BBB rated bonds, BB rated bonds and preferred shares of 3, 3, and 1 collateralized debt obligations (“CDO”), respectively, which are generally secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, and investment and non-investment grade CMBS bonds.

      During the year ended December 31, 2003, we sold $13.9 million of CDO bonds and preferred shares for a net realized loss of $73 thousand, net of the related hedge loss.

      The BBB and BB rated bonds and the preferred shares of the seven CDOs in which we have invested are junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral that result in reduced cash flows, the preferred shares will bear this loss first and then the bonds would bear any loss after the preferred shares. At December 31, 2003, our BBB and BB rated bonds in the CDO were subordinate to 61% to 93% of the more senior tranches of debt issued in the CDO transactions and the preferred shares in the CDOs were subordinate to 84% to 98% of the more senior tranches of debt issued in the various CDO transactions. In addition, included in the CMBS collateral for the CDOs at December 31, 2003, are certain CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by us.

      The yield on our CDO bonds and preferred shares at December 31, 2003, 2002, and 2001, was 16.7%, 17.2%, and 16.9%, respectively. The yield on the CDO portfolio at any point in time will generally vary depending on the amount of lower yielding BBB and BB rated CDO bonds held in the portfolio.

      At December 31, 2003 and 2002, the underlying collateral for our investments in the seven and four outstanding CDO issuances, respectively, had balances as follows:

($ in millions)	2003	2002

Investment grade REIT debt(1)	$1,338.0	$1,016.9
Investment grade CMBS bonds(2)	670.8	494.2
Non-investment grade CMBS bonds(3)	1,125.2	438.3
Other collateral	32.4	8.2

Total collateral	$3,166.4	$1,957.6

(1)	Issued by 50 and 40 REITs, respectively, for the respective periods presented.
(2)	Issued in 79 and 43 transactions, respectively, for the respective periods presented.
(3)	Issued in 70 and 33 transactions, respectively, for the respective periods presented.

Portfolio Asset Quality

      Portfolio by Grade. We employ a standard grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At December 31, 2003 and 2002, our portfolio was graded as follows:

	2003		2002

		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio

($ in millions)
1	$985.1	38.1%	$801.0	32.1%
2	1,271.4	49.2	1,400.8	56.3
3	212.4	8.2	166.0	6.7
4	34.7	1.4	23.6	1.0
5	81.0	3.1	96.8	3.9

	$2,584.6	100.0%	$2,488.2	100.0%

      Total Grade 4 and 5 assets as a percentage of the total portfolio at value at December 31, 2003 and 2002, were 4.5% and 4.9%, respectively. Included in Grade 4 and 5 assets at December 31, 2003 and 2002, were assets totaling $26.8 million and $24.1 million, respectively, that are secured by commercial real estate. Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grades 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with such companies in order to recover the maximum amount of our investment. We continue to include our CMBS portfolio in Grade 2 assets, as we are uncertain as to whether the unrealized appreciation or depreciation on our CMBS portfolio at December 31, 2003, will necessarily result in a realized gain or loss.

      Loans and Debt Securities on Non-Accrual Status. Loans and debt securities on non-accrual status for which we have doubt about interest collection and are in workout status are classified as Grade 4 or 5 assets. In addition, from time to time we may not accrue interest on loans and debt securities to companies that are more than 50% owned by us depending on such company’s working capital needs. In these situations we may choose to defer current debt service.

      At December 31, 2003 and 2002, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2003	2002
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)	$69.4	$89.1
Not in workout — companies more than 50% owned	31.9	63.6
Not in workout — companies less than 50% owned	16.7	7.2

Total	$118.0	$159.9

Percentage of total portfolio	4.6%	6.4%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above. Includes commercial real estate loans of $6.8 million and $13.0 million at December 31, 2003 and 2002, respectively.

     Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent were $129.6 million and $103.1 million at value, or 5.0% and 4.1% of the total portfolio at December 31, 2003 and 2002, respectively. Included in this category were secured real estate loans and CMBS bonds valued at $44.0 million and $26.0 million, respectively.

      As a provider of long-term privately negotiated investment capital, we may defer payment of principal or interest from time to time. As a result, the amount of the private finance portfolio that is greater than 90 days delinquent or on non-accrual status may vary from period to period. The nature of our private finance portfolio company relationships frequently provides an opportunity for portfolio companies to amend the terms of payment to us or to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our private finance investments for a total return including interest or dividends plus capital gains from the sale of equity securities.

      For CMBS bonds, interest payments are made to bondholders from the cash flow on the underlying collateral. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the lower rated tranches of the CMBS bonds in which we invest may not receive current interest payments and, therefore, may become delinquent. However, if the reduced cash flows resulting from defaults or losses in the underlying collateral pool have been factored into our yield on the bonds, we may continue to accrue interest on the bonds to the extent that we expect to collect such interest over time.

      Given these factors, the amount of loans, debt securities, or CMBS bonds on non-accrual status or greater than 90 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment return or investment principal.

Hedging Activities

      We have invested in CMBS bonds, which are purchased at prices that are based in part on comparable Treasury rates. We have entered into transactions with financial institutions to hedge against movement in Treasury rates on certain of the higher rated CMBS bonds and CDO bonds. These transactions, referred to as short sales, involve receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from movements in the value of the borrowed Treasury securities due to changes in interest rates and from the possible inability of counterparties to meet the terms of their contracts. If the value of the borrowed Treasury securities increases, we will incur losses on these transactions. These losses are limited to the increase in value of the borrowed Treasury securities; conversely, the value of the hedged CMBS and CDO bonds would likely increase. If the value of the borrowed Treasury securities decreases, we will incur gains on these transactions which are limited to the decline in value of the borrowed Treasury securities; conversely, the value of the hedged CMBS and CDO bonds would likely decrease. We do not anticipate nonperformance by any counterparty in connection with these transactions.

      The total obligations to replenish borrowed Treasury securities, including accrued interest payable on the obligations, were $98.5 million and $197.0 million at December 31, 2003 and 2002, respectively. The net proceeds related to the sales of the borrowed Treasury securities plus the additional cash collateral provided under the terms of the transactions were $98.5 million and $194.7 million at December 31, 2003 and 2002, respectively. The amount of the hedge will vary from period to period depending upon the amount of higher rated CMBS bonds and CDO bonds that we own and have hedged on the balance sheet date.

RESULTS OF OPERATIONS

Comparison of the Years Ended December 31, 2003, 2002, and 2001

      The following table summarizes our operating results for the years ended December 31, 2003, 2002, and 2001.

				Percent				Percent
	2003	2002	Change	Change	2002	2001	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$290,719	$264,042	$26,677	10%	$264,042	$240,464	$23,578	10%
Premiums from loan dispositions	8,172	2,776	5,396	194%	2,776	2,504	272	11%
Fees and other income	30,338	43,110	(12,772)	(30)%	43,110	46,142	(3,032)	(7)%

Total interest and related portfolio income	329,229	309,928	19,301	6%	309,928	289,110	20,818	7%

Expenses
Interest	77,233	70,443	6,790	10%	70,443	65,104	5,339	8%
Employee(1)	36,945	33,126	3,819	12%	33,126	29,656	3,470	12%
Administrative(1)	22,387	21,504	883	4%	21,504	15,299	6,205	41%

Total operating expenses	136,565	125,073	11,492	9%	125,073	110,059	15,014	14%

Net investment income before income taxes	192,664	184,855	7,809	4%	184,855	179,051	5,804	3%
Income tax expense (benefit)	(2,466)	930	(3,396)	365%	930	(412)	1,342	(326)%

Net investment income	195,130	183,925	11,205	6%	183,925	179,463	4,462	2%

Net Realized and Unrealized Gains (Losses)
Net realized gains	75,347	44,937	30,410	68%	44,937	661	44,276	6,698%
Net change in unrealized appreciation or depreciation	(78,466)	(571)	(77,895)	*	(571)	20,603	(21,174)	*

Total net gains (losses)	(3,119)	44,366	(47,485)	(107)%	44,366	21,264	23,102	109%

Net income	$192,011	$228,291	$(36,280)	(16)%	$228,291	$200,727	$27,564	14%

Diluted earnings per common share	$1.62	$2.20	$(0.58)	(26)%	$2.20	$2.16	$0.04	2%

Weighted average common shares outstanding — diluted	118,351	103,574	14,777	14%	103,574	93,003	10,571	11%

(1)	Employee and administrative expenses for the year ended December 31, 2002, include costs associated with the closing of our German office of $0.5 million and $2.5 million, respectively, for a total of $3.0 million, or $0.03 per common share.

*	Net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, premiums from loan dispositions, and fees and other income.

      Interest and dividend income for the years ended December 31, 2003, 2002, and 2001, was composed of the following:

($ in millions)	2003	2002	2001

Interest	$275.3	$259.4	$237.1
Dividends	15.4	4.6	3.4

Total	$290.7	$264.0	$240.5

      The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate earned on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. The interest-bearing investments in the portfolio and the weighted average yield on the interest-bearing investments in the portfolio at December 31, 2003, 2002, and 2001, was as follows:

($ in millions)	2003	2002	2001

Interest-bearing portfolio	$1,888.4	$1,896.2	$1,842.4
Portfolio yield	14.7%	14.0%	14.3%

      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the level of yield on our preferred equity interests and the timing and amount of dividends that are declared by a portfolio company on preferred or common equity interests. Dividend income increased in 2003 primarily due to the receipt of dividends from BLX on the Class B equity interests held by us. The total dividend declared by BLX was $7.8 million and this dividend was paid through the issuance of additional Class B equity interests.

      Included in premiums from loan dispositions are prepayment premiums of $8.2 million, $2.8 million, and $2.0 million for the years ended December 31, 2003, 2002, and 2001, respectively. Prepayment premiums increased in 2003 due to an increase in loan prepayments during the prepayment penalty period. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guarantees, and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, corporate finance, information technology, marketing, human resources, personnel and board member recruiting, corporate governance, and risk management.

      Fees and other income for the years ended December 31, 2003, 2002, and 2001, included fees relating to the following:

($ in millions)	2003	2002	2001

Structuring and diligence	$6.1	$15.0	$15.5
Transaction and other services provided to portfolio companies	4.5	4.4	16.6
Management services provided to portfolio companies, other advisory services and guaranty fees	18.7	23.2	13.1
Other income	1.0	0.5	0.9

Total	$30.3	$43.1	$46.1

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      BLX and Hillman were our most significant portfolio investments at December 31, 2003, and together represented 19.1%, 15.6%, and 13.2% of our total assets at December 31, 2003, 2002, and 2001, respectively. Total interest and related portfolio income earned from these investments for the years ended December 31, 2003, 2002, and 2001, were $56.4 million, $49.5 million, and $39.6 million, respectively.

      In February 2004, we entered into an agreement to sell Hillman. We anticipate the sale transaction to close early in the second quarter of 2004. As part of the transaction, we expect to be repaid in full on our currently outstanding debt securities of $44.0 million and expect to provide up to $47.5 million in new debt financing to Hillman in conjunction with the transaction. Upon completion of the sale, we will no longer receive a management fee from Hillman. We estimate that this transaction will result in a net reduction to interest and related portfolio income for 2004 of approximately $2.4 million.

      In July 2002, we sold WyoTech Acquisition Corporation, which was a significant portfolio investment during 2002 and 2001. Total interest and related portfolio income earned on this investment for the years ended December 31, 2002 and 2001, was $3.6 million and $5.5 million, respectively.

      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the years ended December 31, 2003, 2002, and 2001, are primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average interest cost, including fees and closing costs, at and for the years ended December 31, 2003, 2002, and 2001, were as follows:

($ in millions)	2003	2002	2001

Total Outstanding Debt	$954.2	$998.5	$1,020.8
Average Outstanding Debt	$943.5	$938.1	$847.1
Weighted Average Interest Cost	7.5%	6.9%	7.0%

      In addition to interest on indebtedness, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $5.9 million and $1.7 million for the years ended December 31, 2003 and 2002, respectively.

      Employee expenses include salaries and employee benefits. The change in employee expense reflects the effect of wage increases, increased staffing, and the change in mix of employees given their area of responsibility and relevant experience level. Total employees were 125, 105, and 97 at December 31, 2003, 2002, and 2001, respectively. During the fourth quarter of 2002, we closed our office in Frankfurt, Germany, and as a result, we incurred additional employee costs of $0.5 million for the year ended December 31, 2002.

      Administrative expenses include legal and accounting fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, stock record expenses, directors’ fees, and various other expenses. Administrative expenses have increased over the last two years from $15.3 million for the year ended December 31, 2001, to $22.4 million for the year ended December 31, 2003.

      Administrative expenses were $21.5 million for 2002, a $6.2 million increase over administrative expenses of $15.3 million for 2001. Higher expenses for 2002 were related to increased costs associated with legal, consulting and other fees related to market activity in our stock, including costs incurred to defend against class action lawsuits, of approximately $1.6 million, corporate liability insurance of $0.9 million, travel costs of $0.7 million, and outsourced technology assistance of $0.7 million. In addition, for 2002 we incurred administrative costs of $2.5 million related to the closing of our office in Frankfurt, Germany. Excluding costs associated with closing the Germany office, administrative expenses for 2002 were $19.0 million, an increase of $3.7 million over 2001.

      Administrative expenses were $22.4 million for 2003, a $0.9 million increase over administrative expenses of $21.5 million for 2002. Excluding costs associated with closing the Germany office in 2002, administrative expenses for 2003 increased by $3.4 million over 2002. The net increase in legal, accounting, consulting and other fees for 2003 as compared to 2002 was $0.8 million. While fees related to market activity in our stock were substantially lower in 2003 as compared to 2002, the level of professional fees incurred in 2003 still increased over 2002 as we incurred significant legal, accounting, consulting and other fees in 2003 related to the implementation of the requirements under the Sarbanes-Oxley Act of 2002. The remaining increase in administrative expenses for 2003 over 2002 was primarily due to increased costs associated with corporate liability insurance of $1.4 million, travel costs of $0.6 million, and directors’ fees of $0.5 million.

      Income Tax Expense (Benefit). Our wholly owned subsidiary, AC Corp, is a corporation subject to federal and state income taxes and records an expense or benefit for income taxes as appropriate. For the years ended December 31, 2003 and 2001, we recorded a tax benefit of $2.5 million and $0.4 million, respectively, as a result of AC Corp’s operating loss for the periods. For the year ended December 31, 2002, we recorded tax expense of $0.9 million as a result of AC Corp’s operating income for the period.

      Realized Gains and Losses. Net realized gains result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains and losses for the years ended December 31, 2003, 2002, and 2001, were as follows:

($ in millions)	2003	2002	2001

Realized Gains	$94.3	$95.5	$10.1
Realized Losses	(19.0)	(50.6)	(9.4)

Net Realized Gains	$75.3	$44.9	$0.7

      Realized gains and losses for the years ended December 31, 2003, 2002, and 2001, resulted from various private finance and commercial real estate finance transactions.

      Realized gains for the year ended December 31, 2003, primarily resulted from transactions involving 11 private finance portfolio companies, including Blue Rhino Corporation ($12.6 million), CyberRep ($9.6 million), Morton Grove Pharmaceuticals, Inc. ($8.5 million), Warn Industries, Inc. ($8.0 million), Woodstream Corporation ($6.6 million), Kirkland’s Inc. ($3.0 million), Julius Koch USA, Inc. ($2.8 million), GC-Sun Holdings II, LP ($2.5 million), Interline Brands, Inc. ($1.7 million), WyoTech Acquisition Corporation ($1.3 million), and Advantage Mayer, Inc. ($1.2 million). In addition, gains were also realized on CMBS bonds ($31.6 million, net of a net realized loss of $2.9 million from hedges related to the CMBS bonds sold) and commercial real estate investments ($1.7 million).

      Realized gains for the year ended December 31, 2002, primarily resulted from transactions involving eight private finance portfolio companies, including WyoTech Acquisition Corporation ($60.8 million), Aurora Communications, LLC ($4.9 million), Oriental Trading Company, Inc. ($2.5 million), Kirkland’s, Inc. ($2.2 million), American Home Care Supply, LLC ($1.3 million), Autania AG ($0.8 million), FTI Consulting, Inc. ($0.7 million), and Cumulus Media, Inc. ($0.5 million). In addition, gains were also realized on CMBS bonds ($19.1 million, net of a realized loss of $0.5 million from a hedge related to the CMBS bonds sold), and one commercial real estate investment ($1.3 million). The sale of WyoTech in 2002 was subject to post-closing adjustments, and during 2003, we recognized an additional realized gain of $1.3 million related to post-closing items.

      Realized gains for the year ended December 31, 2001, primarily resulted from transactions involving three private finance portfolio companies, including FTI Consulting, Inc. ($4.6 million), SunSource Inc. ($2.5 million), and Southwest PCS, LLC ($0.8 million), and the sale of CMBS bonds ($1.7 million).

      For the years ended December 31, 2003, 2002, and 2001, we reversed previously recorded unrealized appreciation totaling $78.5 million, $78.8 million, and $6.5 million, respectively, when gains were realized. When we exit an investment and realize a gain, we make an accounting entry to reverse any unrealized appreciation we had previously recorded to reflect the appreciated value of the investment.

      Realized losses for the year ended December 31, 2003, primarily resulted from transactions involving three private finance portfolio companies, including Allied Office Products, Inc. ($7.7 million), Candlewood Hotel Company ($2.7 million), and North American Archery, LLC ($2.1 million), and eight transactions involving commercial mortgage loans ($5.9 million).

      Realized losses for the year ended December 31, 2002, primarily resulted from transactions involving 11 private finance portfolio companies, including Velocita, Inc. ($16.0 million), Schwinn Holdings Corporation ($7.9 million), Convenience Corporation of America ($5.8 million), Startec Global Communications Corporation ($4.5 million), The Loewen Group, Inc. ($2.7 million), Monitoring Solutions, Inc. ($1.7 million), Most Confiserie ($1.0 million), NetCare AG ($1.0 million), iSolve Incorporated ($0.9 million), Sure-Tel, Inc. ($0.5 million), and Soff-Cut Holdings, Inc. ($0.5 million), and also from nine commercial real estate investments ($4.7 million).

      Realized losses for the year ended December 31, 2001, primarily resulted from transactions involving three private finance portfolio companies, including Pico Products, Inc. ($2.9 million), Allied Office Products, Inc. ($2.5 million), and Genesis Worldwide, Inc. ($1.1 million), and the continued liquidation of our whole loan commercial real estate portfolio.

      For the years ended December 31, 2003, 2002, and 2001, we reversed previously recorded unrealized depreciation totaling $20.3 million, $49.0 million, and $8.9 million, respectively, when losses were realized. When we exit an investment and realize a loss, we make an accounting entry to reverse any unrealized depreciation we had previously recorded to reflect the depreciated value of the investment.

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. At December 31, 2003, portfolio investments recorded at fair value were approximately 85% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS bonds, and CDO bonds and preferred shares. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS Bonds and CDO Bonds and Preferred Shares. CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Net Change in Unrealized Appreciation or Depreciation. For the portfolio, net change in unrealized appreciation or depreciation for the years ended December 31, 2003, 2002, and 2001, consisted of the following:

	2003	2002	2001
($ in millions)
Net unrealized appreciation or depreciation	$(20.3)	$29.2	$18.2
Reversal of previously recorded unrealized appreciation associated with realized gains	(78.5)	(78.8)	(6.5)
Reversal of previously recorded unrealized depreciation associated with realized losses	20.3	49.0	8.9

Net change in unrealized appreciation or depreciation	$(78.5)	$(0.6)	$20.6

      At December 31, 2003, our two most significant portfolio investments were in BLX and Hillman. The following is a summary of the methodology that we used to determine the fair value of these investments.

      Business Loan Express, LLC. To determine the value of our investment in BLX at December 31, 2003, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We performed the analyses with the assistance of a consultant, JMP Securities LLC.

      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. Since December 31, 2002, we have consistently used CIT Group, Inc., Financial Federal Corporation, GATX Corporation, PMC Capital, Inc., and HPSC, Inc. in the comparable group. At December 31, 2002, we also included DVI, Inc. and Vestin Group, Inc. in the group; however, beginning with the quarter ended September 30, 2003, these companies were no longer included in the group because they were no longer deemed comparable due to specific matters related to those companies. Beginning with the quarter ended September 30, 2003, we added CapitalSource Inc. to the group as this company went public during the third quarter of 2003. Beginning with December 31, 2003, we added Marlin Business Services Corp. to the comparable group since this company went public during the fourth quarter of 2003. As of December 31, 2003, PMC Capital, Inc. and HSPC, Inc. were removed from the public comparable group and instead included with the merger and acquisitions transactions for financial services companies group because both companies announced agreements to sell their respective company.

      The SBA 7(a) Guaranteed Loan Program is currently operating under certain limitations due to a high demand for 7(a) loans and an inadequate federal budget authority. At this time, based upon our analysis of BLX’s position in the market, the strength of its non-SBA conventional loan program and the current state of the SBA 7(a) loan program, we do not believe there will be any long-term adverse effect on BLX. At December 31, 2003, we did, however, take an additional discount in determining the value of our investment in BLX to account for the recent uncertainty surrounding the SBA 7(a) program. After this discount, our investment in BLX at December 31, 2003, was valued at $342.2 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $87.1 million at December 31, 2003, an increase in unrealized appreciation of $51.7 million for the year ended December 31, 2003.

      The value of our investment in BLX’s Class B and Class C equity interests was $254.3 million at December 31, 2003. The value of our Class B and Class C equity interests are at an implied trailing price to pro-forma earnings ratio of approximately 10.8 times and on an implied forward projected price to pro-forma earnings ratio of approximately 8.7 times. The fair value of BLX’s Class B and Class C equity interests is at an implied multiple of investor cost basis of approximately 1.5 times.

      The Hillman Companies, Inc. In February of 2004, a definitive agreement was signed to sell Hillman that indicated an enterprise value for the company of $510 million. At December 31, 2003, we estimated the enterprise value for Hillman to be approximately $500 million, given that the sale is still subject to working capital and other adjustments and certain closing conditions. At an enterprise value of $500 million, our investment in Hillman at value totaled $234.5 million at December 31, 2003. This included unrealized appreciation of $139.9 million, an increase in unrealized appreciation of $52.0 million for the year ended December 31, 2003.

OTHER MATTERS

      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average shares used to compute diluted earnings per share, which were 118.4 million, 103.6 million, and 93.0 million for the years ended December 31, 2003, 2002, and 2001, respectively.

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, as dividends to our shareholders on a timely basis. Annual tax distributions generally differ from net income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Cash Flow From Operating Activities

      Our portfolio has historically generated significant cash flow from which we pay dividends to shareholders and fund new investment activity. Cash generated from the portfolio includes cash flow from net investment income and net realized gains, repayments of investment principal, and proceeds from investment sales. Cash flow provided by our operating activities before new investment activity for the years ended December 31, 2003, 2002, and 2001 was as follows:

($ in millions)	2003	2002	2001

Net cash provided by (used in) operating activities	$79.9	$65.3	$(344.4)
Add: portfolio investments funded	930.6	506.4	675.2

Total cash provided by operating activities before new investments	$1,010.5	$571.7	$330.8

      Because of the significant amount of cash provided by operating activities before new investments, we generate sufficient cash flow to fund our operating activities as well as pay dividends to shareholders.

      Dividends to common shareholders for the years ended December 31, 2003, 2002, and 2001, were $267.8 million, $229.9 million and $186.2 million, respectively, for total regular quarterly dividends of $2.28, $2.20 and $2.01 per common share, respectively. An extra cash dividend of $0.03 per common share was declared during 2002 and was paid to shareholders on January 9, 2003. For the first quarter of 2004, the board of directors has declared a dividend of $0.57 per common share. The first quarter 2004 dividend is payable on March 31, 2004, with a record date of March 12, 2004.

      Dividends are paid based on our taxable income, which includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends and the amortization of discounts and fees. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      Our board of directors evaluates whether to retain or distribute taxable net capital gains on an annual basis. Our dividend policy allows us to continue to distribute capital gains, but will also allow us to retain gains to support future growth. Our board of directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year.

      Because of the level of cash flow provided in 2003, we ended the year with $214.2 million in cash and cash equivalents. We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities.

      At December 31, 2003, we had significant outstanding commitments to fund investments totaling $446.8 million. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.

Debt and Equity Capital

      Because we are a regulated investment company, we distribute our taxable income and, therefore, require external capital for asset growth. As a result, from time to time we will raise growth capital in the form of new debt or equity capital.

      At December 31, 2003, 2002, and 2001, our total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

($ in millions)	2003	2002	2001

Total assets	$3,019.9	$2,794.3	$2,460.7
Total debt outstanding	$954.2	$998.5	$1,020.8
Total shareholders’ equity	$1,914.6	$1,546.1	$1,352.1
Debt to equity ratio	0.50	0.65	0.75
Asset coverage ratio(1)	322%	270%	245%

(1)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

     We currently target a debt to equity ratio ranging between 0.50:1.00 to 0.65:1.00, and over the past three years, we have intentionally deleveraged the balance sheet to move the leverage ratio to the low end of the target debt to equity ratio range. We have been in a period of economic uncertainty, and we believe that it is prudent to operate with a larger equity capital base and less leverage. For the years ended December 31, 2003 and 2002, we raised equity of $422.9 million and $172.8 million, respectively, including $86.5 million raised through a non-transferable rights offering during 2002. In addition, we raised $21.2 million and $22.1 million through the exercise of employee options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the years ended December 31, 2003 and 2002, respectively.

      We employ an asset-liability management strategy that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $487.0 million on December 31, 2003. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate investment portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At December 31, 2003, we had outstanding debt as follows:

			Annual		Annual Portfolio
	Facility	Amount	Interest		Return to Cover
($ in millions)	Amount	Outstanding	Cost(1)		Interest Payments(2)

Notes payable and debentures:
Unsecured long-term notes payable	$854.0	$854.0	7.2%		2.0%
SBA debentures	101.8	94.5	8.1%		0.3%
OPIC loan	5.7	5.7	6.6%		0.0%

Total notes payable and debentures	961.5	954.2	7.3%		2.3%
Revolving line of credit	532.5	—	—	(3)	0.1%

Total debt	$1,494.0	$954.2	7.5	% (3)	2.4%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual portfolio return to cover interest payments is calculated as the December 31, 2003, annualized cost of debt per class of financing outstanding divided by total assets at December 31, 2003.

(3)	There were no amounts drawn on the revolving line of credit at December 31, 2003. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date. The annual cost of commitment fees and other facility fees on the revolving line of credit is currently $2.7 million.

     Unsecured Long-Term Notes. We have issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2004. The notes require payment of interest only semi-annually, and all principal is due upon maturity. On May 14, 2003, we issued $153 million of five-year and $147 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 5.45% and 6.05%, respectively, and have substantially the same terms as our existing unsecured long-term notes. On May 30, 2003, $140 million of our existing unsecured long-term notes matured and we used the proceeds from the new long-term note issuance to repay this amount.

      Small Business Administration Debentures. We, through our small business investment company subsidiary, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $116.0 million from the Small Business Administration. At December 31, 2003, we had a commitment from the Small Business Administration to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Revolving Line of Credit. We have an unsecured revolving line of credit with a committed amount of $532.5 million. The committed amount may be further expanded through new or additional commitments up to $600 million at our option. The revolving line of credit expires in April 2005, with the right to extend the maturity for one additional year at our option under substantially similar terms. As of December 31, 2003, $487.0 million remained unused and available, net of amounts committed for standby letters of credit of $45.5 million issued under the line of credit facility. Net repayments on the revolving line of credit for the year ended December 31, 2003, were $204.3 million. The credit facility generally bears interest at a rate, at our option, equal to (i) the one-month LIBOR plus 1.50%, (ii) the Bank of America, N.A. cost of funds plus 1.50% or (iii) the higher of the Bank of America, N.A. prime rate or the Federal Funds rate plus

0.50%. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity.

      We have various financial and operating covenants required by the revolving line of credit and notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of December 31, 2003, we were in compliance with these covenants.

      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of December 31, 2003.

		Payments Due By Year

							After
($ in millions)	Total	2004	2005	2006	2007	2008	2008

Notes payable and debentures:
Unsecured long-term notes payable	$854.0	$214.0	$165.0	$175.0	$—	$153.0	$147.0
SBA debentures	94.5	7.0	14.0	—	—	—	73.5
OPIC loan	5.7	—	—	5.7	—	—	—
Revolving line of credit(1)	—	—	—	—	—	—	—
Operating leases	18.4	2.7	2.7	2.6	2.5	2.6	5.3

Total contractual obligations	$972.6	$223.7	$181.7	$183.3	$2.5	$155.6	$225.8

Total due within 1 year	$223.7	$223.7	$—	$—	$—	$—	$—
Total due 1 to 3 years	365.0	—	181.7	183.3	—	—	—
Total due 3 to 5 years	158.1	—	—	—	2.5	155.6	—
Total due more than 5 years	225.8	—	—	—	—	—	225.8

Total contractual obligations	$972.6	$223.7	$181.7	$183.3	$2.5	$155.6	$225.8

(1)	The revolving line of credit expires in April 2005 and may be extended under substantially similar terms for one additional year at our option. We assume that we would exercise our option to extend the revolving line of credit resulting in an assumed maturity of April 2006. At December 31, 2003, there were no amounts drawn under the facility and $487.0 million remained unused and available, net of amounts committed for standby letters of credit of $45.5 million issued under the credit facility.

     The following table shows our contractual commitments that may have the effect of creating, increasing, or accelerating our liabilities as of December 31, 2003.

		Amount of Commitment Expiration Per Year

							After
($ in millions)	Total	2004	2005	2006	2007	2008	2008

Guarantees	$83.4	$79.0	$0.4	$0.2	$0.2	$—	$3.6
Standby letters of credit	45.5	—	3.0	42.5	—	—	—

Total commitments	$128.9	$79.0	$3.4	$42.7	$0.2	$—	$3.6

CRITICAL ACCOUNTING POLICIES

      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and the bonds and preferred shares of CDOs. Our investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the board of directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. The value of investments in publicly traded securities are determined using quoted market prices discounted for restrictions on resale, if any.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if we have doubt about interest collection. Loans in workout status that are classified as Grade 4 or 5 assets under our internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s working capital needs. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

        Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of our equity interests in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”). CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield is changed.

      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

      Fee Income. Fee income includes fees for guarantees and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable
1994	$0	$0	$—	N/A
1995	0	0	—	N/A
1996	0	0	—	N/A
1997	0	0	—	N/A
1998	180,000,000	2,734	—	N/A
1999	419,000,000	2,283	—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
2003	854,000,000	3,219	—	N/A
Small Business Administration Debentures (5)
1994	$54,800,000	$3,695	$—	N/A
1995	61,300,000	2,868	—	N/A
1996	61,300,000	2,485	—	N/A
1997	54,300,000	2,215	—	N/A
1998	47,650,000	2,734	—	N/A
1999	62,650,000	2,283	—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A
2003	94,500,000	3,219	—	N/A

Overseas Private Investment Corporation Loan
1994	$0	$0	$—	N/A
1995	0	0	—	N/A
1996	8,700,000	2,485	—	N/A
1997	8,700,000	2,215	—	N/A
1998	5,700,000	2,734	—	N/A
1999	5,700,000	2,283	—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A
2003	5,700,000	3,219	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Revolving Lines of Credit
1994	$32,226,000	$3,695	$—	N/A
1995	20,414,000	2,868	—	N/A
1996	45,099,000	2,485	—	N/A
1997	38,842,000	2,215	—	N/A
1998	95,000,000	2,734	—	N/A
1999	82,000,000	2,283	—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A
2003	0	0	—	N/A

Auction Rate Reset Note
1994	$0	$0	$—	N/A
1995	0	0	—	N/A
1996	0	0	—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement
1994	$23,210,000	$3,695	$—	N/A
1995	0	0	—	N/A
1996	85,775,000	2,485	—	N/A
1997	225,821,000	2,215	—	N/A
1998	6,000,000	2,734	—	N/A
1999	23,500,000	2,283	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Senior Note Payable(6)
1994	$20,000,000	$3,695	$—	N/A
1995	20,000,000	2,868	—	N/A
1996	20,000,000	2,485	—	N/A
1997	20,000,000	2,215	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A

Bonds Payable
1994	$0	$0	$—	N/A
1995	98,625,000	2,868	—	N/A
1996	54,123,000	2,485	—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A

Redeemable Cumulative Preferred Stock(5)(7)
1994	$1,000,000	$351	$100	N/A
1995	1,000,000	277	100	N/A
1996	1,000,000	242	100	N/A
1997	1,000,000	217	100	N/A
1998	1,000,000	267	100	N/A
1999	1,000,000	225	100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
2003	1,000,000	319	100	N/A
Non-Redeemable Cumulative Preferred Stock(5)
1994	$6,000,000	$351	$100	N/A
1995	6,000,000	277	100	N/A
1996	6,000,000	242	100	N/A
1997	6,000,000	217	100	N/A
1998	6,000,000	267	100	N/A
1999	6,000,000	225	100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A
2003	6,000,000	319	100	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — Small Business Administration Regulations.”

(6)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

(7)	The Redeemable Cumulative Preferred Stock was reclassified to Other Liabilities on the accompanying financial statements during 2003 in accordance with SFAS No. 150.

BUSINESS

General

      As a business development company, or BDC, we are in the private equity business. Specifically, we provide long-term debt and equity capital. We believe the private equity capital markets are important to the growth of small and middle market companies, which often have difficulty accessing the public debt and equity capital markets because their capital needs are too small to be attractive to the public markets or because they are in need of long-term growth capital, which banks do not generally provide. We believe that we are well positioned to be a source of capital for such companies.

      We have participated in the private equity business since Allied Capital was founded in 1958. We have financed thousands of companies nationwide. We generally invest in established, middle market companies with adequate cash flow for debt service. We are not venture capitalists, and we generally do not provide seed, or early stage, capital.

      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we invest in companies in a variety of industries, non-investment grade commercial mortgage-backed securities (CMBS) and collateralized debt obligation bonds and preferred shares (CDOs).

Private Equity Investing

      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, valuing and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high return on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and that have the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.

      Our investment activity is primarily focused in three areas:

•	Lending subordinated debt with or without equity features to middle market companies (also known as mezzanine investing),

•	Buying controlling equity stakes in middle market companies (also known as buyout investing), and

•	Investing in non-investment grade classes of commercial mortgage-backed securities (CMBS) and collateralized debt obligations (CDO).

      We have chosen these investment classes because the investments can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, diligence, structuring or other fees. We may also enhance our total return through capital gains through equity features, such as nominal cost warrants, or by investing in equity instruments. Net realized capital gains received over the past twenty years as a percentage of total assets are shown in the chart below.

      Our investments in mezzanine loans, equity investments in middle market companies, and non-investment grade tranches of CMBS and CDO pools are generally long-term in nature and privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be five to ten years in the future.

      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities, public debt instruments, or large syndicated senior loans, because of the increased risk in holding such investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, consistent monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these tools.

      We believe our business model is well suited for long-term illiquid investing. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to manage through difficult market conditions without the risk of liquidity issues. Under the Investment Company Act of 1940 we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our long-term under-leveraged capital structure is well suited for long-term illiquid investments.

      In general, we compete with a large number of financial services companies, including specialty and commercial financial companies, commercial banks and private equity funds. However, we primarily compete with private equity funds because they are also focused on providing long-term debt and equity capital to middle market companies. We believe that we have key structural and operational advantages when compared to private equity funds.

      Many private equity funds operate with a more expensive cost structure than ours because of carried interest fees paid to the management of the funds. In addition, our access to the public equity markets generally allows us the opportunity to raise equity capital at a lower cost than that of private equity funds. Our lower cost of capital may give us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional private equity fund, which typically has a limited life. For additional information concerning the competitive risks we face, see “Risk Factors — We operate in a competitive market for investment opportunities.”

Private Finance Portfolio

      Our private finance portfolio is primarily composed of mezzanine loans (junior capital in the form of subordinated debt, with or without equity features) and equity securities. Our capital is used to fund:

• growth	• note purchases
• acquisitions	• bridge financings
• buyouts	• other types of financings
• recapitalizations

      At December 31, 2003, 64% of the private finance portfolio consisted of loans and debt securities and 36% consisted of equity securities.

      We focus on mezzanine and buyout investments where we can select investments that are structured to generate current returns as well as potential future capital gains. It is our preference to structure our investments with a focus on current recurring income, with a lesser emphasis on future capital gains. Our loans generally have interest-only payments in the early years and payments of both principal and interest in the later years with maturities of five to ten years, although maturities and principal amortization schedules may vary. Our loans are also generally unsecured. We target a minimum 10% current yield on the debt component of our private finance portfolio and such payments are generally made to us quarterly. The weighted average yield on our private finance loans and debt securities was 15.0% at December 31, 2003.

      To the extent that we buy a controlling equity stake in a company, we generally structure our investments such that we earn a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common equity, and management or transaction services fees to compensate us for the managerial assistance that we provide to a controlled portfolio company.

      We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable. These investments are also generally illiquid. We generally target companies in less cyclical industries that tend to generate free cash flow and high returns on invested capital.

      The industry and geographic compositions of the private finance portfolio at value at December 31, 2003 and 2002, were as follows:

	2003	2002

Industry
Consumer products	30%	34%
Business services	22	24
Financial services	19	16
Healthcare services	8	6
Industrial products	6	8
Retail	4	4
Energy Services	4	2
Telecommunications	2	2
Broadcasting & cable	2	1
Other	3	3

Total	100%	100%

Geographic Region
Mid-Atlantic	40%	33%
Midwest	26	30
West	16	15
Southeast	13	17
Northeast	4	4
International	1	1

Total	100%	100%

      We monitor the portfolio to maintain diversity within the industries in which we invest. We currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

      Target Characteristics. When assessing a prospective private finance investment, we look for companies with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet

Commercial Real Estate Portfolio

      Our commercial real estate investments are generally in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS. “Non-investment grade” means that nationally recognized statistical rating organizations rate these securities below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Unlike most “junk bonds,” which are typically unsecured debt instruments, the non-investment grade CMBS bonds in which we invest are secured by an underlying collateral pool of commercial mortgage loans, which are, in turn, secured by commercial real estate. The underlying collateral for our CMBS bonds consist of senior mortgage loans on commercial real estate properties where the loans, on average, were underwritten to achieve a loan to value ratio of approximately 70%. We generally invest at the initial issuance of the CMBS, and are able to re-underwrite the underlying collateral mortgages and negotiate to acquire the securities at significant discounts from their face amount. At December 31, 2003, our CMBS portfolio had a weighted average yield to maturity of 14.1%.

      Our CMBS bonds by rating classification at December 31, 2003, were as follows:

	2003

			Percentage of
	Cost	Value	Total Value
($ in thousands)
BB+	$49,477	$51,157	13.0%
BB	22,031	23,008	5.9
BB-	13,538	14,266	3.6
B+	54,464	54,246	13.8
B	38,416	38,362	9.7
B-	84,986	83,859	21.3
CCC+	15,935	15,494	3.9
CCC	13,323	11,413	2.9
CCC-	3,133	2,410	0.6
Unrated	103,803	99,764	25.3

Total	$399,106	$393,979	100.0%

      At December 31, 2003, the age of our bonds with a rating class of B+ and lower was as follows:

	Value	Percentage
($ in thousands)
Less than one year old	$83,925	27.5%
One to two years old	40,967	13.4
Two to three years old	43,760	14.3
Three years old or older	136,896	44.8

	$305,548	100.0%

      At December 31, 2003, the underlying pools of mortgage loans that are collateral for our CMBS consisted of approximately 5,600 commercial mortgage loans. The underlying mortgage loans securing the CMBS, calculated using the outstanding principal balance, at December 31, 2003 and 2002, were diversified over the following property types and geographic locations:

	2003	2002

Property Type
Retail	35%	32%
Housing	25	27
Office	24	21
Industrial real estate	5	7
Hospitality	5	6
Other	6	7

Total	100%	100%

	2003	2002

Geographic Region
West	31%	31%
Mid-Atlantic	27	25
Midwest	21	22
Southeast	17	17
Northeast	4	5

Total	100%	100%

      In addition to our CMBS investments, we have invested in the bonds and preferred shares of collateralized debt obligations, or CDOs, which are secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, investment grade and non-investment grade CMBS, and other real estate related collateral. The bonds and the preferred shares of the CDOs in which we have invested are junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. The yield on our CDO bonds and preferred shares at December 31, 2003, was 16.7%.

Business Processes

      Investment Sourcing. Over the years, we have developed and maintained relationships with other private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants, through whom we source investment opportunities. Through these relationships, especially those with private equity sponsors, we have been able to strengthen our position as a long-term investor. We are well known in the private capital markets, and we believe that our experience and reputation provide a competitive advantage in originating new investments.

      Underwriting Process and Investment Approval. In assessing new investment opportunities, we follow a documented process that includes centralized credit approval.

      Private Finance. The typical mezzanine transaction requires two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take up to one year to complete. The due diligence process is significantly longer for those transactions in which we take a controlling interest or substantial equity stake in the company.

      In a typical private finance transaction, we thoroughly review, analyze, and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with the assistance of an accounting firm; perform operational due diligence, often with the assistance of an industry consultant; study the industry and competitive landscape; and conduct numerous reference checks with current and former employees, customers, suppliers, and competitors. We typically work with a number of external consultants in performing due diligence and in monitoring our portfolio investments.

      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

      Our mezzanine debt instruments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several months and is designed to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls and take control provisions. Our mezzanine investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. The warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

      The key steps in our private finance investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Independent internal review of diligence results;

•	Final investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all mezzanine investments that are equal to or greater than $20 million and every buyout transaction); and

•	Funding of the investment.

      The investment process benefits from the significant professional experience of investment committee members.

•	Mezzanine transactions are approved by the mezzanine investment committee, which is chaired by our Chief Executive Officer and includes our Chief Financial Officer and other senior investment officers.

•	Buyout transactions are approved by the buyout investment committee, which is also chaired by our Chief Executive Officer and includes our Chief Operating Officer and other senior investment officers.

      Every mezzanine transaction that represents a commitment equal to or greater than $20 million and every buyout transaction requires approval by the Executive Committee of the Board of Directors in addition to the respective investment committee approval. Due diligence must be successfully completed with final investment committee approval before funds are disbursed to a portfolio company.

      CMBS and CDOs. The typical CMBS or CDO investment takes between two to three months to complete. We receive extensive underwriting information regarding the mortgage loans and other securities comprising a CMBS or CDO pool from the issuer. We then work with the issuer, the investment bank, and the rating agencies to underwrite the collateral securing our investment. For instance when we re-underwrite the underlying commercial mortgage loans securing a CMBS transaction, we analyze the estimate of cash flow and debt service coverage, and assess the collateral value and loan-to-value ratios. We study the local real estate market trends and form an opinion as to whether the loan as originally underwritten by the issuer is sound. Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool.

      The key steps in our CMBS and CDO investment process are:

•	Initial assessment of collateral pool data;

•	Preparation of preliminary bid letter;

•	Due diligence, structuring and negotiation;

•	Investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all investments that are equal to or greater than $20 million); and

•	Funding of the investment.

      The investment process benefits from the significant professional experience of our real estate investment committee members. CMBS and CDO transactions are approved by the commercial real estate investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer and our most senior real estate investment officers. CMBS and CDO transactions that are equal to or greater than $20 million are also reviewed and approved by the Executive Committee of the Board of Directors.

      Portfolio Management. We monitor the progress of each portfolio company or collateral loan underlying a CMBS or CDO investment. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them to acquire other companies, to optimize their cost structures, to recruit management talent, to develop their marketing strategies, and to provide a variety of other services. We also support our portfolio companies’ efforts to structure and attract additional capital.

      With respect to our private finance portfolio, investment professionals regularly monitor the status and performance of each individual investment. This portfolio company monitoring process includes review of the company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. We typically have board observation rights, which allows us to attend portfolio company board meetings.

      From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and gauge our progress against the strategy at periodic portfolio management committee meetings. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, and other senior professionals.

      Private finance investments are priced to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.

      With respect to our CMBS and CDO portfolio, we monitor the performance of the underlying collateral pool through data provided by third party master and special servicers. These master servicers are responsible for the day-to-day loan servicing functions, including billing, payment processing, collections on loans less than 60 days past due, tax and insurance escrow processing, and property inspections. Special servicers are responsible for collections on loans greater than 60 days past due, including workout administration and management of foreclosed properties, and loans less than 60 days past due that have had a transfer event.

      When a loan moves to the designated special servicer, a workout plan is formulated by the special servicer and reviewed by us when we hold the controlling interest in the lowest rated tranche outstanding, which is generally the non-rated tranche at issuance. Once reviewed by us, the special servicer carries out the workout plan, updating us on the status. With respect to certain CMBS issuances, where we own the controlling class of securities, we are the named special servicer and we generally have the ability to replace the existing named special servicer at any time. In addition, we act as the disposition consultant with respect to certain of our CDO investments, which allows us to approve disposition plans for individual collateral securities.

      Portfolio Grading. We employ a standard grading system to monitor the quality of our portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected.

      Portfolio Valuation. We determine the value of each investment in our portfolio on a quarterly basis and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistently applied valuation process. At December 31, 2003, portfolio investments recorded at fair value were approximately 85% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and CDO bonds and preferred shares. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any given portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS and CDO Bonds and Preferred Shares. CMBS and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar instruments. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize unrealized appreciation or depreciation on our CMBS and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (“CVO”). The CVO works with the investment professionals responsible for each investment. The following is a description of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the Allied Capital deal team, led by the Managing Director or senior officer who is responsible for the portfolio company relationship.

•	The CVO meets with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the deal team for each of their respective investments. The CVO reviews the valuation data and conclusions.

•	Each investment committee meets with the CVO to discuss the valuation results. Members of the investment committees have the opportunity to discuss the valuation of each portfolio investment and to question the valuation conclusions arrived at by the CVO and the respective deal teams.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Board of Directors meets to discuss valuations and review the input of the CVO and management.

•	To the extent changes or additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.

      In connection with our valuation process to determine the fair value of a private finance investment, we may receive independent assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of the bankruptcy process, or we may work with independent third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis. The valuation analysis prepared by management using these independent valuation resources is submitted to our Board of Directors for their determination of fair value of the portfolio in good faith.

      Disposition of Investments. We manage our portfolio of investments in an effort to maximize our expected returns. Our portfolio is large and diverse and we frequently are repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold or recapitalized. In our mezzanine investments, we frequently are in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in our investment, as we frequently have in buyout investments and in CMBS and CDO investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a capital gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.

Dividends

      We are a regulated investment company for tax purposes. As such, we are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We pay regular quarterly dividends based upon an estimate of our taxable income, which generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. We believe that because our illiquid private equity portfolio generates substantial cash returns and cash flow to support our regular quarterly dividend, our stock has consistently traded at a premium to net asset value.

      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year, but we believe that the ability to generate both ordinary and capital gain income builds predictability in the dividends we pay. The percentage of ordinary taxable income versus capital gain income supporting the dividend for the past five years is shown below.

Corporate Structure and Offices

      We were founded in 1958. We are a Maryland corporation and a closed-end non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. We are a registered investment adviser. We have a subsidiary, Allied Investment Corporation, which has also elected to be regulated as a BDC and is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. See “Certain Government Regulations” below for further information about small business investment company regulation.

      In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established primarily to hold real estate properties. We also have a subsidiary, A.C. Corporation, that provides diligence and structuring services on private finance and commercial real estate transactions, as well as structuring, transaction, management and advisory services to Allied Capital, our portfolio companies and other third parties.

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York and Chicago.

Employees

      At December 31, 2003, we employed 125 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in our Washington, DC office. We believe that our relations with our employees are excellent.

Legal Proceedings

      We are party to certain lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

      The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an equity investment at December 31, 2003. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

      The portfolio companies are presented in three categories: companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

      For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at December 31, 2003, at pages F-6 to F-16.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Companies More Than 25% Owned
ACE Products, Inc.(1)	Rubber and Plastic Tire	Class A Common Stock	47.4%
850 Industrial Boulevard	Manufacturer	Class B Common Stock	100.0%
Newport, TN 37821
Acme Paging, L.P.(1)	Paging Services	Class A Equity Interests	100.0%
6080 SW 40th Street, Suite 3		Class B Equity Interests	1.7%
Miami, FL 33155		Common Stock
		in Affiliate	11.1%
Alaris Consulting, LLC(1)(2)	Consulting Firm	Equity Interest	100.0%
360 W. Butterfield Road
Suite 400
Elmhurst, IL 60126
American Healthcare Services, Inc.(1)	Consumer Health	Common Stock	68.6%
3600 Mansell Road	Services Provider
Suite 150
Alpharetta, GA 30022
Avborne, Inc.(1)	Aviation Services	Series B Preferred Stock	23.8%
c/o Trivest, Inc.		Common Stock	27.2%
7500 NW 26th Street
Miami, FL 33122
Business Loan Express, LLC(1)	Small Business Lender	Class A Equity Interests	100.0%
645 Madison Ave.		Class B Equity Interests	100.0%
19th Floor		Class C Equity Interests	94.9%
New York, NY 10022		Equity Interest in BLX
		Subsidiary	20.0%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Callidus Capital Corporation(1)(3)	Asset Manager and	Common stock	100.0%
527 Madison Avenue 17th floor	Finance Company
New York, NY 10022
The Color Factory Inc.(1)	Cosmetic Manufacturer	Redeemable Preferred
11312 Penrose Street		Stock	100.0%
Sun Valley, CA 91352		Common Stock	100.0%
Foresite Towers, LLC(1)	Tower Leasing	Series A Preferred
22 Iverness Center Parkway		Equity Interest	100.0%
Suite 50		Series B Preferred
Birmingham, AL 35242		Equity Interest	100.0%
		Series D Preferred Equity Interest	100.0%
		Common Equity Interest	70.0%
Global Communications, LLC(1)	Muzak Franchisee	Preferred Equity Interest	77.8%
201 East 69th Street		Options for Common
New York, NY 10021		Membership Interest	59.3%
Gordian Group, Inc.(1)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
5th Floor
New York, NY 10022
HealthASPex, Inc.(1)	Third Party	Class A Convertible
Foxpointe Centre	Administrator	Preferred Stock	69.9%
Building 1; Suite 301		Class B Convertible
201 South Johnson Road		Preferred Stock	64.8%
Houston, PA 15342		Common Stock	45.8%
The Hillman Companies, Inc.(1)	Merchandiser of Retail	Common Stock	96.8%
10590 Hamilton Avenue	Hardware Supplies
Cincinnati, OH 45231
HMT, Inc.	Storage Tank	Class B Preferred
4422 FM 1960 West	Maintenance &	Stock	33.2%
Suite 350	Repair	Common Stock	26.1%
Houston, TX 77068		Warrants to Purchase
		Common Stock	10.0%
Housecall Medical Resources, Inc.(1)	Home Healthcare	Preferred Stock	76.8%
6501 Deane Hill Drive	Services	Common Stock	70.6%
Knoxville, TN 37919
Jakel, Inc.(1)	Manufacturer of Electric	Series A-1 Preferred
400 Broadway	Motors and Blowers	Stock	32.3%
Highlands, IL 62249		Class B Common Stock	100.0%
Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	20.5%
Uhlandstrasse 1
69493 Hirschberg
Germany
MVL Group, Inc.(1)	Market Research	Common Stock	64.9%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477
Powell Plant Farms, Inc.(1)	Plant Retailer	Preferred Stock	100.0%
Route 3, Box 1058		Warrants to Purchase
Troup, TX 75789		Common Stock	83.5%
Redox Brands, Inc.(1)	Household Cleaning	Series A Convertible
9100 Centre Point Drive	Products	Preferred Stock	100.0%
Suite 200		Warrants to Purchase
West Chester, OH 45069		Class A Common Stock	8.2%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Staffing Partners Holding(1) Company, Inc.	Temporary Employee	Redeemable Preferred
104 Church Lane, #100	Services	Stock	48.3%
Baltimore, MD 21208		Class A-1 Common
		Stock	50.0%
		Class A-2 Common
		Stock	24.4%
		Class B Common
		Stock	24.0%
		Warrants to purchase
		Class B Preferred Stock	71.4%
		Warrants to purchase
		Class B Common Stock	54.1%
STS Operating, Inc. (d/b/a SunSource Technology Services, Inc.)(1)	Engineering Design and	Preferred Stock	96.2%
2301 Windsor Court	Services	Common Stock	40.2%
Addison, IL 60101		Options to Purchase
		Common Stock	0.3%
Sure-Tel, Inc.(1)	Prepaid Telephone	Preferred Stock	50.0%
5 North McCormick	Services Company	Common Stock	37.0%
Oklahoma City, OK 73127
Companies 5% to 25% Owned
Aspen Pet Products, Inc.	Pet Product	Series B Preferred Stock	8.7%
4735 North Florence Street	Provider	Series D Preferred Stock	6.5%
Denver, CO 80238		Series A Common Stock	7.0%
		Warrants to purchase Series A Common Stock	2.8%
Border Foods, Inc.	Mexican Ingredient &	Series A Convertible
J Street	Food Product	Preferred Stock	9.4%
Deming Industrial Park	Manufacturer	Common Stock	12.4%
Deming, NM 88030		Warrants to Purchase
		Common Stock	73.8%
CorrFlex Graphics, LLC(1)	Packaging Manufacturer	Warrants to Purchase
701 Rickert Street		Common Stock	6.4%
Statesville, NC 28677		Options to Purchase
		Common Stock	7.0%
The Debt Exchange, Inc.(1)	Online Sales of	Series B Convertible
101 Arch Street, Suite 410	Distressed Assets	Preferred Stock	40.0%
Boston, MA 02110
EDM Consulting, LLC	Environmental	Equity Interest	25.0%
81 Two Bridges Road	Consulting
Fairfield, NJ 07004
International Fiber Corporation	Cellulose and Fiber	Common Stock	11.7%
50 Bridge Street	Producer	Warrants to Purchase
North Tonawanda, NY 14120		Common Stock	3.0%
Liberty-Pittsburgh Systems, Inc.	Business Forms Printing	Class A
3498 Grand Avenue		Common Stock	10.4%
Pittsburgh, PA 15225		Class B
		Common Stock	44.1%
MasterPlan, Inc.	Healthcare Outsourcing	Common Stock	7.5%
21540 Plummer Street
Chatsworth, CA 91311
MortgageRamp.com, Inc.(1)	Internet Based	Class A Common
116 Welsh Road	Loan Origination	Stock	7.7%
Horsham, PA 19044	Service Platform

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Nobel Learning Communities, Inc.(1)	Educational Services	Series D
1400 N. Providence Road		Preferred Stock	100.0%
Suite 3055		Series F Convertible
Media, PA 19063		Preferred Stock	25.6%
		Warrants to Purchase Common Stock	7.4%
Packaging Advantage Corporation	Personal Care,	Common Stock	11.3%
4633 Downey Road	Household and	Warrants to Purchase
Los Angeles, CA 90058	Disinfectant Product	Common Stock	5.4%
	Packager
Professional Paint, Inc.	Paint Manufacturer	Series A-1 Senior
8600 Park Meadow Drive, #300		Exchangeable Preferred
Lone Tree, CO 80124		Stock	50.0%
		Common Stock	11.6%
Progressive International
Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	12.5%
Kent, WA 98064		Warrants to Purchase
		Common Stock	45.8%
Sidarus Holdings, Inc.	Government Information	Series A
7450-B Boston Blvd.	Technology Services	Preferred Stock	5.6%
Springfield, VA 22153		Common Stock	5.5%
		Warrant to Purchase Series A
		Preferred Stock	2.0%
		Warrant to Purchase
		Common Stock	2.3%
Total Foam, Inc.(1)	Packaging Systems	Common Stock	8.8%
P.O. Box 688
Ridgefield, CT 06877
Companies Less Than 5% Owned
Alderwoods Group, Inc.	Death Care Services	Common Stock	0.9%
311 Elm Street, Suite 1000
Cincinnati, OH 45202
American Barbecue & Grill, Inc.	Restaurant Chain	Warrants to Purchase
7300 W. 110th Street, Suite 570		Common Stock	18.7%
Overland Park, KS 66210
Benchmark Medical, Inc.	Outpatient Physical	Warrant to Purchase
101 Lindin Drive, Suite 420	Therapy Services	Common Stock	2.2%
Malvern, PA 19355
Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership
One South Street		Interest	3.9%
Suite 2150
Baltimore, MD 21202
Catterton Partners V, L.P.	Private Equity Fund	Limited Partnership
7 Greenwich Office Park		Interest	0.8%
Greenwich, CN 06830
Colibri Holding Corporation	Outdoor Living Products	Preferred Stock	5.9%
2201 S. Walbash Street		Common Stock	4.2%
Denver, CO 80231		Warrants to Purchase
		Common Stock	2.4%
Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	9.7%
1890 Swarthmore Ave.	of Hardware	Class B Common Stock	13.5%
Lakewood, NJ 08701	Components

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Series A Convertible
P.O. Box 1477		Preferred Stock	100.0%
Seagraves, TX 79360		Warrants to Purchase
		Series A Convertible Preferred Stock	36.8%
		Warrants to Purchase
		Common Stock	6.5%
eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
8270 Greensboro Drive		Interest	25.0%
Suite 1025
McLean, VA 22102
Elexis Beta GmbH	Distance Measurement	Options to Purchase
Ulmenstraße 22	Device	Shares	9.8%
60325 Frankfurt am Main	Manufacturer
Germany
E-Talk Corporation	Telecommunications	Series B
4040 West Royal Lane	Software Provider	Preferred Stock	66.6%
Suite 100		Series B
Irving, TX 75063		Common Stock	66.6%
Executive Greetings, Inc.	Personalized Business	Warrants to Purchase
120 Industrial Park Access Road	Products	Common Stock	1.5%
New Hartford, CT 06057
Fairchild Industrial Products Company	Industrial Controls	Warrants to Purchase
3920 Westpoint Boulevard	Manufacturer	Common Stock	25.3%
Winston-Salem, NC 27013
Frozen Specialties, Inc.	Private Label Frozen	Warrants to Purchase
720 Barre Road	Food Manufacturer	Class A Common Stock	2.7%
Archbold, OH 43502
Garden Ridge Corporation	Home Decor Retailer	Series A Preferred Stock	2.6%
19411 Atrium Place		Class A Common Stock	4.7%
Suite 170		Class B Common Stock	4.7%
Houston, TX 77084
Geotrace Technologies, Inc.	Oil and Gas Reservoir	Warrant to Purchase
1011 Highway 6 South, Suite 220	Analysis	Preferred Stock	8.9%
Houston, TX 77077		Warrant to Purchase
		Common Stock	8.9%
Gibson Guitar Corporation	Guitar Manufacturer	Warrants to Purchase
1818 Elm Hill Pike		Class A Common Stock	3.0%
Nashville, TN 37210		Warrants to Purchase
		Class B Common Stock	3.0%
Ginsey Industries, Inc.	Bathroom Accessories	Convertible Debentures	8.3%
281 Benigno Boulevard	Manufacturer	Warrants to Purchase
Bellmawr, NJ 08031		Common Stock	17.1%
Grant Broadcasting Systems II	Television Stations	Warrants to Purchase
919 Middle River Drive		Common Stock	25.0%
Suite 409		Warrants to Purchase
Ft. Lauderdale, FL 33304		Common Stock in
		Affiliate Company	25.0%
Grotech Partners VI, L.P.	Private Equity Fund	Limited Partnership
c/o Grotech Capital Group		Interest	2.6%
9690 Deereco Road
Suite 800
Timonium, MD 21093
The Hartz Mountain Corporation	Pet Supply	Common Stock	2.1%
400 Plaza Drive	Manufacturer	Warrants to Purchase
Secaucus, NJ 07094		Common Stock	4.3%
HealthMarket, Inc.	Health Insurance	Warrants to Purchase
20 Glover Avenue		Common Stock	18.5%
Norwalk, CT 06850

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Hotelevision, Inc.	Hotel Cable-TV
599 Lexington Avenue	Network	Common Stock	0.0%
Suite 2300
New York, NY 10022
Icon International, Inc.	Corporate Barter	Class C Common Stock	2.0%
281 Tressor Boulevard	Services
8th Floor
Stamford, CT 06901
Impact Innovations Group, LLC	Information Technology	Warrants to Purchase
2500 Northwinds Parkway	Services Provider	Common Stock	3.5%
Suite 200
Alpharetta, GA 30004
Interline Brands, Inc.	Repair and Maintenance	Senior Preferred Stock	0.8%
303 Harper Drive	Product Distributor	Common Stock	0.9%
Moorestown, NJ 08057		Warrants to Purchase
		Common Stock	1.4%
JRI Industries, Inc.	Machinery Manufacturer	Warrants to Purchase
2958 East Division		Common Stock	6.5%
Springfield, MO 65803
Kirker Enterprises, Inc.	Nail Enamel	Equity Interest in
55 East 6th Street	Manufacturer	Affiliate Company	22.5%
Paterson, NJ 07524		Warrants to Purchase
		Series B Common Stock	22.5%
Logic Bay Corporation	Computer-Based
7900 International Drive	Training Developer	Common Stock	26.4%
Suite 750
Minneapolis, MN 55425
Love Funding Corporation	Mortgage Services	Series D Preferred Stock	26.0%
1220 19th Street, NW, Suite 801
Washington, DC 20036
Matrics, Inc.	Radio Frequency	Series B Convertible
8850 Stanford Boulevard	Identification Technology	Preferred Stock	3.4%
Suite 3000		Warrants to Purchase
Columbia, MD 21045		Common Stock	0.4%
MedAssets Inc.	Healthcare Outsourcing	Series B Convertible
100 Northpoint Center		Preferred Stock	7.8%
East #150		Warrants to Purchase
Alpharetta, GA 30022		Common Stock	0.7%
Mercury Air Group, Inc.	Aircraft Services	Warrant to Purchase
5456 McConnell Avenue		Common Stock	6.4%
Los Angeles, CA 90066
Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership
128 Goodman Drive		Interest	6.7%
Bethlehem, PA 18015
Midview Associates, L.P.	Residential Land	Warrants to Purchase
2 Eaton Street, Suite 1101	Development	Partnership Interests	35.0%
Hampton, VA 23669
Mogas Energy, LLC	Natural Gas Pipeline	Warrant to Purchase
13137 Thunderhead Falls Lane	Operator	Equity Interests	20.0%
Rapid City, SD 57702
Norstan Apparel Shops, Inc.	Women’s Apparel Retailer	Common Stock	26.4%
33-00 47th Avenue		Warrants to Purchase
Long Island City, NY 11101		Common Stock	8.0%
Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.5%
East Tower, Suite 1380
Bethesda, MD 20814

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Nursefinders, Inc.	Healthcare	Warrants to Purchase
1200 Copeland Road, Suite 200	Services	Common Stock	4.1%
Arlington, TX 76011
Onyx Television GmbH	Cable Television	Preferred Units	12.0%
Immedia Park 6b
50670 Koln
Germany
Opinion Research Corporation	Corporate Marketing	Warrants to Purchase
P.O. Box 183	Research Firm	Common Stock	6.7%
Princeton, NJ 08542
Oriental Trading Company, Inc.	Direct Marketer	Class A Common Stock	1.5%
108th Street, 4206 South	of Toys
Omaha, NE 68137
Polaris Pool Systems, Inc.	Pool Cleaner	Warrants to Purchase
P.O. Box 1149	Manufacturer	Class B Common Stock	4.6%
San Marcos, CA 92079-1149
Prosperco Finanz Holding AG	Financial Services	Debt Convertible into
Schützengasse 25		Common Stock	13.0%
CH-8001 Zürich		Common Stock	2.6%
Switzerland		Warrants to Purchase
		Common Stock	5.0%
S.B. Restaurant Company (d/b/a Elephant Bar)	Restaurant Chain	Warrant to Purchase
6326-A Lindmar Drive		Series A Common Stock	13.1%
Goleta, CA 93117
SBUTTS, LLC (f/k/a Tubbs Snowshoe Company, LLC)	Snowshoe Manufacturer	Warrants to Purchase
52 River Road		Common Units	16.7%
Stowe, VT 05672		Equity Interests in
		Affiliate Company	10.4%
Smart Mail, LLC	Ground and Expedited	Common Equity
1500 Southpoint Drive,	Delivery Services	Interests	1.4%
Suite 200	for Mail	Warrant to Purchase
Forest Park, GA 30297		Series A Convertible
		Equity Interests	1.0%
		Warrant to Purchase
		Series B Convertible
		Equity Interests	1.0%
		Warrant to Purchase
		Series C Convertible
		Equity Interests	1.0%
		Warrant to Purchase
		Common Equity Interests	0.7%
SPP Mezzanine Fund, L.P.	Private Equity Fund	Limited Partnership	50.0%
330 Madison Avenue, 28th Floor		Interest
New York, NY 10017
Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	14.3%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719
Sydran Food Services II, L.P.	Fast Food Franchise	Class A Preferred Units	3.4%
Bishop Ranch 8		Class B Common Units	1.7%
3000 Executive Parkway		Warrants to Purchase
Ste. 515		Class B Common Units	12.0%
San Ramon, CA 94583-4254
United Pet Group, Inc.	Manufacturer of Pet	Warrants to Purchase
463 Ohio Pike	Products	Common Stock	5.6%
Suite 303
Cincinnati, OH 45255

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership
11600 Sunrise Valley Drive		Interest	15.0%
Reston, VA 20191
U.S. Security Associates Holdings, Inc.	Outsourced Facility	Warrants to Purchase
200 Mansell Court East	Services Provider	Preferred Stock	3.5%
Suite 500		Warrants to Purchase
Roswell, GA 30076		Class B Common Stock	29.3%
Venturehouse-Cibernet Investors, LLC	Third Party Billing	Membership Interest	3.3%
509 Seventh Street, NW
Washington, DC 20004
Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	2.2%
1780 Tysons Boulevard, Suite 400
McLean, VA 22102
VICORP Restaurants, Inc.	Restaurant Chain	Warrant to Purchase
400 W. 48th Avenue		Preferred Stock	0.2%
Denver, CO 80216		Warrant to Purchase
		Common Stock	3.5%
Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership
3060 Washington Road		Interest	5.3%
Suite 200
Glenwood, MD 21738
Wear Me Apparel Corporation	Marketer of Children’s	Warrant to Purchase
31 West 34th Street	Apparel	Common Stock	2.0%
New York, NY 10001
Wilshire Restaurant Group, Inc.	Restaurant Chain	Warrants to Purchase
1100 Town & Country Road		Common Stock	2.7%
Suite 1300		Warrants to Purchase
Orange, CA 92868-4654		Preferred Stock	2.7%
Woodstream Corporation	Pest Control	Common Stock	4.4%
69 North Locust Street	Manufacturer	Warrants to Purchase
Lititz, PA 17543		Common Stock	3.7%

(1)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.
(2)	Alaris Consulting, LLC owns 95% of Alaris Consulting, Inc.
(3)	Callidus Capital Corporation owns 80% of Callidus Capital Management, LLC.

DETERMINATION OF NET ASSET VALUE

      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.

      At December 31, 2003, portfolio investments recorded at fair value were approximately 85% of our total assets. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS bonds, and CDO bonds and preferred shares. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between our debt securities and our nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s securities, or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of our equity interests in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Valuation Methodology — CMBS Bonds and CDO Bonds and Preferred Shares. CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

MANAGEMENT

      Our Board of Directors oversees our management. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee, and may establish additional committees in the future. All of our directors also serve as directors of our subsidiaries.

      Our investment decisions in each business area are made by investment committees composed of our most senior investment officers. No one person is primarily responsible for making recommendations to a committee.

      We are internally managed and our investment professionals manage our portfolio. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

      Our Board of Directors is classified into three approximately equal classes with three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Directors

      Information regarding our Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors(2)
William L. Walton	54	Chairman, Chief Executive
		Officer and President	1986	2004
Joan M. Sweeney	44	Chief Operating Officer	2004	2004
Robert E. Long	72	Director	1972	2004
Independent Directors
Brooks H. Browne	54	Director	1990	2004
John D. Firestone	60	Director	1993	2005
Anthony T. Garcia	47	Director	1991	2005
Ann Torre Grant	45	Director	2003	2006
Lawrence I. Hebert	57	Director	1989	2005
John I. Leahy	73	Director	1994	2006
Alex J. Pollock	61	Director	2003	2006
Guy T. Steuart II	72	Director	1984	2006
Laura W. van Roijen	51	Director	1992	2005

(1)	Includes service as a director of any of the predecessor companies.

(2)	Interested persons of Allied Capital, as defined in the Investment Company Act of 1940.

     Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers

      Information regarding our executive officers is as follows:

Name	Age	Position

William L. Walton	54	Chairman, Chief Executive Officer and President
Joan M. Sweeney	44	Chief Operating Officer
Penni F. Roll	38	Chief Financial Officer
Scott S. Binder	49	Chief Valuation Officer and Managing Director
Douglas L. Cooper	42	Managing Director
Michael J. Grisius	40	Managing Director
Robert D. Long	47	Managing Director
Edward H. Ross	38	Managing Director
John M. Scheurer	51	Managing Director
John D. Shulman	41	Managing Director
Paul R. Tanen	37	Managing Director
Thomas H. Westbrook	40	Managing Director
Kelly A. Anderson	50	Executive Vice President and Treasurer
Suzanne V. Sparrow	38	Executive Vice President and Secretary
Timothy H. Pease	44	Senior Vice President and Director of Financial Operations

      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Biographical Information

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940.

Interested Directors

      William L. Walton has been the Chairman, Chief Executive Officer, and President of Allied Capital since 1997. Mr. Walton’s previous work experience includes serving as a Managing Director of Butler Capital Corporation, a mezzanine buyout firm, and working as the personal advisor to William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brothers Kuhn Loeb’s Investment Banking Group and was the founder of two education service companies: Language Odyssey and SuccessLab. Mr. Walton is a director of Riggs National Corporation and The Hillman Companies, Inc.

      Joan M. Sweeney has been Chief Operating Officer of Allied Capital since 1998 and has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand, and the SEC Division of Enforcement.

      Robert E. Long has been the Chief Executive Officer and a director of Goodwyn, Long & Black Investment Management, Inc. since 1997, and has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., Advanced Solutions International, Inc. and Graphic Computer Solutions, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.

Independent Directors

      Brooks H. Browne is a private investor. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002 and is currently a director of the Fund. He is a director of SEAF and Winrock International.

      John D. Firestone has been a Partner of Secor Group since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, and served as a director of Bryn Mawr Bank Corporation from 1998 to 2001. Mr. Firestone is currently a member of the board of several non-profit organizations.

      Anthony T. Garcia is currently a private investor. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from January 2002 through December 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

      Ann Torre Grant is a strategic and financial consultant. From 1995 to 1997, Ms. Grant served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Grant was Vice President and Treasurer of US Airways. She serves on the boards of Franklin Mutual Series and SLM Corporation (Sallie Mae).

      Lawrence I. Hebert has been a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001, and has served as a director of Riggs National Corporation since 1988. Mr. Hebert also serves as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and ALLNEWSCO, Inc.). Mr. Hebert is a director of ALLNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), a Trustee of The Allbritton Foundation, and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998), and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company. Riggs Bank N.A. has a $60 million commitment under our revolving line of credit.

      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of B&L Sales, Inc. and is Trustee Emeritus of the Sellinger School of Business, Loyola College, Maryland.

      Alex J. Pollock has been President and Chief Executive Officer of the Federal Home Loan Bank of Chicago since 1991. He also serves as a director of the Great Lakes Higher Education Corporation and the Great Books Foundation. Mr. Pollock is Past President of the International Union for Housing Finance and the Bankers Club of Chicago.

      Guy T. Steuart II has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960 and has been Chairman of Steuart Investment Company since 2003. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

      Laura W. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1982 to 1992.

Executive Officers who are not Directors

      Penni F. Roll, Chief Financial Officer, has been employed by Allied Capital since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP.

      Scott S. Binder, Chief Valuation Officer and Managing Director, has been employed by Allied Capital in the private finance investment group since 1997 and was a consultant to Allied Capital from 1991 until 1997. Prior to joining Allied Capital, Mr. Binder formed and was President of Overland Communications Group. He has also worked in the specialty finance and leasing industries.

      Douglas L. Cooper, Managing Director, has been employed by Allied Capital in its commercial real estate investment group since 1999. Prior to joining Allied Capital, Mr. Cooper was a Senior Vice President at Criimi Mae, a real estate investment trust.

      Michael J. Grisius, Managing Director, is co-head of the mezzanine group and has been employed by Allied Capital since 1992. Prior to joining Allied Capital, Mr. Grisius worked in corporate finance at Chemical Bank and was employed by KPMG LLP.

      Robert D. Long, Managing Director, joined Allied Capital in its private finance investment group in 2002. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International, from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.

      Edward H. Ross, Managing Director, is co-head of the mezzanine group and joined Allied Capital in its private finance investment group in 2002. Prior to joining Allied Capital, Mr. Ross co-founded and served as a Managing Director of Leveraged Capital at Wachovia Securities (previously First Union Securities) from 1998 to 2002, a merchant banking arm for the firm. He also held management positions in First Union’s Leveraged Finance Group from 1994 to 1998.

      John M. Scheurer, Managing Director, heads the commercial real estate group and has been employed by Allied Capital in the commercial real estate investment group since 1991. Prior to joining Allied Capital, Mr. Scheurer worked in the commercial real estate business with his own company, The Scheurer Company, and co-founded Hunter

Associates, a leasing and consulting real estate firm in the Washington, DC area. He worked for First American Bank in Washington, DC from 1977 to 1984.

      John D. Shulman, Managing Director, heads the buyout group and has been employed by Allied Capital in the private finance investment group since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC from 1995 to 2001. He currently serves as a director of ChemLink Laboratories LLC and as a member of the investment committees of Taiwan Mezzanine Fund and Greater China Private Equity Fund.

      Paul R. Tanen, Managing Director, has been employed by Allied Capital in the private finance investment group since 2000. Prior to joining Allied Capital, Mr. Tanen served as a Managing Director at Ridgefield Partners from 1998 to 2000, and was a Founding Member of the private equity group at Charter Oak Partners from 1992 to 1998.

      Thomas H. Westbrook, Managing Director, is co-head of the mezzanine group and has been employed by Allied Capital in the private finance investment group since 1991. Prior to joining Allied Capital, Mr. Westbrook worked with the North Carolina Enterprise Fund and was a Lending Officer in NationsBank’s corporate lending unit.

      Kelly A. Anderson, Executive Vice President and Treasurer, has been employed by Allied Capital since 1987. Ms. Anderson is responsible for Allied Capital’s treasury and cash management operations and infrastructure operations.

      Suzanne V. Sparrow, Executive Vice President and Corporate Secretary, has been employed by Allied Capital since 1987. Ms. Sparrow manages Allied Capital’s corporate governance activities.

      Timothy H. Pease, Senior Vice President and Director of Financial Operations, has been employed by Allied Capital since 2003. Prior to joining Allied Capital, Mr. Pease was the Principal Accounting Officer for Amicus Holdings, Inc. from 2001 to 2002. He has also held senior accounting positions at Broadband Residential, Inc. from 2000 to 2001 and Host Marriott Services Corporation from 1998 to 2000. Mr. Pease also served as a senior manager at Arthur Andersen LLP. Mr. Pease is responsible for managing the accounting, financial reporting and loan servicing activities.

Committees of the Board of Directors

      Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance/Nominating Committee. The Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee operate pursuant to a committee charter. The charter of each Committee is available on our web site at www.alliedcapital.com in the Investor Resources section.

      The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the Board is required by statute, an order of the SEC, or our charter or bylaws. The Executive Committee reviews and approves certain investments. The Executive Committee met 43 times during 2003. The Executive Committee members currently are Messrs. Walton, Firestone, Hebert, Leahy, Long, and Steuart.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors, which was amended as of March 10, 2004. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its oversight responsibilities for our accounting and reporting processes and the audits of our financial statements through oversight and monitoring. The Audit Committee met 15 times during 2003. The Audit Committee is presently composed of four persons including Messrs. Browne and Garcia and Mmes. Grant and van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange.

      The Compensation Committee approves management’s recommendations for the compensation of our executive officers and reviews the amount of salary and bonus for each of our other officers and employees. In addition, the Compensation Committee approves stock option grants for our officers under our Stock Option Plan and will determine individual performance awards for participants. The Compensation Committee met eight times during 2003. The Compensation Committee members currently are Messrs. Leahy, Browne, and Garcia.

      The Corporate Governance/Nominating Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to our corporate governance policies. The Corporate Governance/Nominating Committee met four times during 2003. The Corporate Governance/Nominating Committee members currently are Messrs. Hebert, Browne, and Pollock and Ms. van Roijen.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid during the year ended December 31, 2003, to all of our directors and our three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as
	Compensation	Underlying	Part of	Directors
	from the	Options/	Company	Fees by the
Name	Company(1,2)	SARs(3)	Expenses(2)	Company(4)

Interested Directors:
William L. Walton, Chairman and CEO	$2,602,005	—	$—	$—
Joan M. Sweeney, Chief Operating Officer	1,875,715	—	—	—
Robert E. Long, Director	75,000	5,000	—	75,000
Independent Directors:
Brooks H. Browne, Director	90,500	5,000	—	90,500
John D. Firestone, Director	80,000	5,000	—	80,000
Anthony T. Garcia, Director	82,500	5,000	—	82,500
Ann Torre Grant, Director	67,500	10,000	—	67,500
Lawrence I. Hebert, Director	85,000	5,000	—	85,000
John I. Leahy, Director	94,000	5,000	—	94,000
Alex J. Pollock, Director	43,000	10,000	—	43,000
Guy T. Steuart II, Director	68,000	5,000	—	68,000
Laura W. van Roijen, Director	76,500	5,000	—	76,500
Executive Officers:
Thomas H. Westbrook, Managing Director	1,855,945	—	—	—

(1)	We paid no perquisites in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.
(2)	The following table provides detail as to aggregate compensation paid during 2003 to our three highest paid executive officers:

		Bonus and	Other
	Salary	Awards	Benefits

Mr. Walton	$571,154	$1,935,000	$95,851
Ms. Sweeney	397,308	1,410,000	68,407
Mr. Westbrook	269,204	1,525,000	61,741

Included for each executive officer in “Bonus and Awards” is an annual bonus and retention award. Included for each executive officer in “Other Benefits” is, among other things, an employer contribution to the 401(k) Plan, a contribution to the Deferred Compensation Plan, and health and dental insurance. See also “Employment Agreements”.

(3)	See “Stock Option Awards” for terms of options granted in 2003. We do not maintain a restricted stock plan or a long-term incentive plan.
(4)	Consists only of directors’ fees we paid during 2003. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

      Each non-officer director receives an annual retainer of $40,000. In addition, committee chairs receive an annual retainer of $5,000. For each committee meeting attended, Executive Committee members receive $1,000 per meeting; Audit Committee members receive $2,500 per meeting; and members of the Compensation and Corporate Governance/Nominating Committees receive $1,500 per meeting. Directors may choose to defer such fees through our Deferred Compensation Plan I, and may choose to invest such deferred income in shares of our common stock through a trust.

      Non-officer directors are eligible for stock option awards under our stock option plan pursuant to an exemptive order from the SEC. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of stockholders at the fair market value on the date of grant. See “Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2003 to Compensated Persons under our Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Stock Option Plan.”

Options Grants During 2003

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(2)
	Options	Granted	Price Per	Expiration
Name	Granted	in 2003(1)	Share	Date	5%	10%

Interested Directors:
William L. Walton	—	—	—	—	—	—
Joan M. Sweeney	—	—	—	—	—	—
Robert E. Long	5,000	0.4785%	$21.62	05/13/13	$67,984	$172,284
Independent Directors:
Brooks H. Browne	5,000	0.4785%	21.62	05/13/13	67,984	172,284
John D. Firestone	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Anthony T. Garcia	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Ann Torre Grant	10,000	0.9569%	21.62	05/13/13	135,967	344,567
Lawrence I. Hebert	5,000	0.4785%	21.62	05/13/13	67,984	172,284
John I. Leahy	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Alex J. Pollock	10,000	0.9569%	21.62	05/13/13	135,967	344,567
Guy T. Steuart II	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Laura W. van Roijen	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Executive Officers:
Thomas H. Westbrook	—	—	—	—	—	—

(1)	In 2003, we granted options to purchase a total of 1,045,000 shares.

(2)	Potential realizable value is calculated on 2003 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by us of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 2003 and the values of those unexercised options at December 31, 2003.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options as of 12/31/03		as of 12/31/03(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:
William L. Walton	—	—	1,931,118	508,983	$16,452,500	$3,291,866
Joan M. Sweeney	—	—	956,874	371,346	7,861,451	2,405,666
Robert E. Long	—	—	30,000	—	176,420	—
Independent Directors:
Brooks H. Browne	—	—	30,000	—	176,420	—
John D. Firestone	—	—	30,000	—	176,420	—
Anthony T. Garcia	—	—	30,000	—	176,420	—
Ann Torre Grant	—	—	10,000	—	62,600	—
Lawrence I. Hebert	—	—	30,000	—	176,420	—
John I. Leahy	—	—	30,000	—	176,420	—
Alex J. Pollock	3,200	$8,146	6,800	—	42,568	—
Guy T. Steuart II	—	—	30,000	—	176,420	—
Laura W. van Roijen	—	—	30,000	—	176,420	—
Executive Officers:
Thomas H. Westbrook	—	—	579,101	315,810	5,127,000	2,025,857

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Value of unexercised options is calculated as the closing market price on December 31, 2003, ($27.88), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2003.

Employment Agreements

      We have entered into employment agreements with William L. Walton, our Chairman and CEO, and Joan M. Sweeney, our Chief Operating Officer, each of whom is a Compensated Person. We have also entered into an employment agreement with Penni F. Roll, our Chief Financial Officer. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.

      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive is also entitled to participate in our Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of our employees in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, or within 24 months after a change in control, the executive shall be entitled to severance pay for a period not to exceed 36 months. Severance pay shall include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum amount equal to $3,178,000 for Mr. Walton and $2,831,000 for Ms. Sweeney. Such severance pay shall be paid in two installments: 75% of such pay shall be paid at the time of separation, and 25% shall be paid on the second anniversary of such separation. Stock options would cease to vest during the severance period.

      Under the employment agreements, a “Change in Control” means (i) the sale or other disposition of all or substantially all of Allied Capital’s assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of Allied Capital’s securities representing fifteen percent (15%) or more of the aggregate voting power of Allied Capital’s then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or our subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of Allied Capital or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds ( 2/3) of the Board; provided, however, that any director appointed by at least two-thirds ( 2/3) of the then Incumbent Board or nominated by at least two-thirds ( 2/3) of the Corporate Governance/Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

      Under the terms of the agreement, we would also provide compensation to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Internal Revenue Code.

Indemnification Agreements

      In February 2004, we entered into indemnification agreements with our directors and 12 senior officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”) if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.

      At present, there is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the indemnification agreement.

Compensation Plans

Stock Option Plan

      Our Stock Option Plan is intended to encourage stock ownership in Allied Capital by officers and directors, thus giving them a proprietary interest in our performance. The Stock Option Plan was most recently approved by stockholders on May 7, 2002. Stockholders will be asked to approve an amendment to the Stock Option Plan at the Annual Meeting of Stockholders on May 12, 2004.

      The Compensation Committee’s principal objective in awarding stock options to our eligible officers is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders.

      Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if our stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient’s current stock holdings, years of service, position with Allied Capital and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.

      We have received approval from the SEC to grant options under the Stock Option Plan to non-officer directors. Initially, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the SEC order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New non-officer directors receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter on the date of our annual meeting.

      The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

401(k) Plan

      We maintain a 401(k) plan (the “401(k) Plan”). All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $13,000 annually for the 2004 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 during the 2004 plan year will be eligible to defer an additional $3,000 during 2004. The 401(k) Plan allows eligible participants to invest in shares of our common stock, among other investment options. In addition, for the 2004 plan year, we expect to contribute up to 5% of each participant’s eligible compensation for the year, up to a maximum compensation of $205,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $205,000 is made to the Deferred Compensation Plan I. On March 5, 2004, the 401(k) Plan held less than 1% of our outstanding shares.

Deferred Compensation Plan I

      We maintain a deferred compensation plan (the “DCP I”). The DCP I is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our directors, employees, and consultants. Our directors, employees, or consultants are eligible to participate in the plan at such time and for such period as designated by the Board of Directors. The DCP I is administered through a trust, and we fund this plan through cash contributions. Directors may choose to defer director’s fees through the DCP I, and may choose to invest such deferred income in shares of our common stock.

Deferred Compensation Plan II

      The Compensation Committee of our Board of Directors has established a long-term incentive compensation program whereby the Compensation Committee will determine an individual performance award for certain officers annually at the beginning of each year. In determining the award for any one officer, it is anticipated that the Compensation Committee will consider individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors.

      In conjunction with the program, the Compensation Committee has recommended and the Board of Directors has approved the adoption of a non-qualified deferred compensation plan (DCP II), which will be administered through a trust. The individual performance awards will be deposited in the trust in four equal installments on a quarterly basis in the form of cash and the Compensation Committee has designed the DCP II to require the trustee to use the cash exclusively to purchase shares of our common stock in the market. A participant will only vest in the award as it is deposited to the trust. Although no new shares will be issued as part of the plan, DCP II is considered an “equity compensation plan” under the NYSE rules. As a result of this requirement to invest in our common stock, the plan is being submitted to stockholders for approval at our Annual Meeting of Stockholders that will be held on May 12, 2004.

      If stockholders do not approve the DCP II, then the trust will not be required to purchase shares of our common stock and DCP II will be amended to provide for alternative investment options.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of March 5, 2004, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

      The following table sets forth, as of March 5, 2004, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, the chief executive officer, our executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

				Dollar Range of
	Number of			Equity Securities
Name of	Shares Owned		Percentage	Beneficially Owned
Beneficial Owner	Beneficially(8)		of Class(1)	by Directors(9)

Capital Research and Management Company	8,273,100	(11)	6.43%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Interested Directors:
William L. Walton	2,655,279	(2,4,7)	2.03%	over $	100,000
Joan M. Sweeney	1,269,617	(2)	*	over $	100,000
Robert E. Long	42,111	(3)	*	over $	100,000
Independent Directors:
Brooks H. Browne	73,713	(3,7)	*	over $	100,000
John D. Firestone	61,756	(3,7)	*	over $	100,000
Anthony T. Garcia	88,512	(3)	*	over $	100,000
Ann Torre Grant	13,500	(3,7)	*	over $	100,000
Lawrence I. Hebert	51,800	(3)	*	over $	100,000
John I. Leahy	47,318	(3)	*	over $	100,000
Alex J. Pollock	13,200	(3,7)	*	over $	100,000
Guy T. Steuart II	354,244	(3,5)	*	over $	100,000
Laura W. van Roijen	61,093	(3,7)	*	over $	100,000
Executive Officers:
Penni F. Roll	373,583	(2)	*
Scott S. Binder	626,042	(2,7)	*
Douglas L. Cooper	201,204	(2)	*
Michael J. Grisius	393,415	(2,7)	*
Robert D. Long	369,542	(2,7,10)	*
Edward H. Ross	101,946	(2)	*
John M. Scheurer	1,046,688	(2)	*
John D. Shulman	411,470	(2)	*
Paul R. Tanen	371,225	(2)	*
Thomas H. Westbrook	769,642	(2,7)	*
Kelly A. Anderson	201,508	(2)	*
Suzanne V. Sparrow	193,556	(2)	*

	Number of	Percentage
Name of	Shares Owned	of
Beneficial Owner	Beneficially(8)	Class(1)

Timothy H. Pease	17,767 (2)	*
All directors and executive officers as a group (25 in number)	9,707,695 (6)	7.14%

  * Less than 1%

(1)	Based on a total of 128,696,288 shares of our common stock issued and outstanding on March 5, 2004, and 7,206,932 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days held by executive officers and non-officer directors.

(2)	Share ownership for the following directors and executive officers includes:

		Options Exercisable
	Owned	Within 60 Days of	Allocated to
	Directly	March 5, 2004	401(k) Plan

Interested Directors:
William L. Walton	444,797	1,931,118	3,966
Joan M. Sweeney	298,966	956,874	13,777
Executive Officers:
Penni F. Roll	83,096	282,034	8,453
Scott S. Binder	77,709	546,647	1,686
Douglas L. Cooper	15,045	185,660	499
Michael J. Grisius	55,435	322,023	15,957
Robert D. Long	19,000	349,119	1,423
Edward H. Ross	—	101,946	—
John M. Scheurer	279,936	733,730	33,022
John D. Shulman	4,799	406,671	—
Paul R. Tanen	5,161	366,064	—
Thomas H. Westbrook	190,541	579,101	—
Kelly A. Anderson	112,160	84,706	4,642
Suzanne V. Sparrow	78,907	92,072	22,577
Timothy H. Pease	1,100	16,667	—

(3)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 10,000 shares for Ms. Grant and 2,500 for Mr. Pollock and 30,000 shares for all others.

(4)	Includes 279,364 shares held by the 401(k) Plan, of which Mr. Walton is trustee. Mr. Walton disclaims beneficial ownership of such shares.

(5)	Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(6)	Includes a total of 7,206,932 shares underlying stock options exercisable within 60 days of March 5, 2004, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 279,364 shares held by the 401(k) Plan.

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Browne — 12,280 shares; Firestone — 2,745 shares; Grant — 3,500 shares; Pollock — 1,000 shares; van Roijen — 5,637 shares; Binder — 273 shares; Grisius — 974 shares; R.D. Long — 15,000 shares; Westbrook — 16,365 shares.

(8)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(9)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934.

(10)	Includes 4,000 shares held by a trust for the benefit of Mr. Long’s children.

(11)	Information regarding share ownership was obtained from the Schedule 13G that Capital Research and Management Company filed with the SEC on February 13, 2004.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The following table sets forth certain information, as of March 5, 2004, regarding indebtedness to Allied Capital in excess of $60,000 of any person serving as a director or executive officer of Allied Capital at any time since January 1, 2003. All of such indebtedness results from loans we made to enable the exercise of stock options. The loans are required to be fully collateralized and are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan. As of December 31, 2003, the total loans outstanding to such executive officers of Allied Capital was $18.6 million or 0.6% of Allied Capital’s total assets at December 31, 2003.

      As a business development company under the Investment Company Act of 1940, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to our executive officers in the future.

					Amount
	Highest Amount				Outstanding
	Outstanding	Range of			at
Name and Position with Company	During 2003	Interest Rates			March 5, 2004

Executive Officers who are Interested Directors(1):
William L. Walton, Chairman and CEO	$2,997,228	4.45%	–	6.24%	$2,416,230
Joan M. Sweeney, Chief Operating Officer	$2,231,157	4.45%	–	6.63%	$2,231,157

Executive Officers:
Penni F. Roll, Chief Financial Officer	$1,273,924	4.45%	–	6.24%	$1,273,924
Scott S. Binder, Chief Valuation Officer and Managing Director	$979,492	4.93%	–	5.89%	$170,000
Douglas L. Cooper, Managing Director	$289,345	4.45%	–	4.98%	$282,845
Michael J. Grisius, Managing Director	$266,988	3.91%	–	4.68%	$242,788
John M. Scheurer, Managing Director	$2,345,719	4.73%	–	6.63%	$2,058,996
John D. Shulman, Managing Director	$99,991	2.85%	–	2.85%	$99,991
Paul R. Tanen, Managing Director	$99,994	3.91%	–	3.91%	$99,994
Thomas H. Westbrook, Managing Director	$1,809,292	4.98%	–	4.98%	$370,134
Kelly A. Anderson, Executive Vice President and Treasurer	$1,523,360	3.91%	–	6.34%	$1,432,225
Suzanne V. Sparrow, Executive Vice President and Secretary	$753,506	4.45%	–	6.18%	$653,809

(1)	Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our common stock.

      This summary is intended to apply to investments in our common stock and assumes that investors hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in our common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in our common stock.

Taxation as a Regulated Investment Company

      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of the Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Internal Revenue Code (i.e., net ordinary investment income, including accrued original issue discount, and net short-term capital gain in excess of net long-term capital loss) (the “90% Distribution Requirement”) each year, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. (We will, however, be subject to such tax to the extent that, prior to February 2, 2013, BLX sells property held by BLX, Inc. on the date of its corporate reorganization, but only to the extent (i) such property had a built-in gain (that is, value in excess of tax basis) on such date and (ii) such built-in gain is recognized on such sale.) In addition, if we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending December 31 of that calendar year, and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). We generally will endeavor to distribute (or treat as deemed distributed) to stockholders all of our investment company taxable income and our net capital gains, if any, for each taxable year so that we will not incur federal income or excise taxes on our earnings. We will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses (the “Diversification Tests”). The failure of one or more of our subsidiaries to continue to qualify as regulated investment companies could adversely affect our ability to satisfy the Diversification Tests.

      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and may have to be distributed to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.

      Although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments. In addition, if we were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we could be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, defer our losses, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a regulated investment company, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of our stockholders.

      The remainder of this summary assumes that we qualify as a regulated investment company and satisfy the 90% Distribution Requirement.

Taxation of Stockholders

      Our distributions generally are taxable to stockholders as ordinary income or capital gains. Our distributions of investment company taxable income will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Under new tax legislation, a portion of such distributions of investment company taxable income may constitute “qualified dividends” paid by us. Individual shareholders will incur a lower rate of tax on such qualified dividends than the rate of tax imposed on the remainder of our distributions of investment company taxable income. Our distributions of net capital gains properly designated by us as “capital gain dividends” will be taxable to each stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Distributions in excess of the Company’s earnings and profits first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder.

      At our option, we may elect to retain some or all of our net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount for the benefit of our stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock.

Since we expect to pay tax on any retained net capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that does not have a sufficient amount of other tax liabilities or that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event we select this option, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock will be disallowed if other shares of our common stock are purchased (under our dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

      In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in our common stock) that is lower than the maximum rate for other income (excluding other income that constitutes a “qualified dividend”). Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Code.

Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income (including the amount of any qualified dividends) and as long-term capital gains. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. Our ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that we have received qualifying dividend income during the taxable year; capital gain dividends distributed by us are not eligible for the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from us. Accordingly, investment in us may be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

      We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to (i) any stockholder who fails to furnish us with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies us that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. We may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in us, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company, such as our investment in Allied Investment Corporation) and that:

•	does not have a class of securities registered on an exchange or a class of securities with respect to which a broker may extend margin credit;

•	is actively controlled by the business development company and has an affiliate of a business development company on its board of directors; or

•	meets such other criteria as may be established by the SEC.

      Control as defined by the 1940 Act is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or, in the case of a small business investment company licensed by the Small Business Administration, making loans to its portfolio companies. We offer to provide significant managerial assistance to each of our portfolio companies.

      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution. This limitation is not applicable to borrowings by our small business investment company subsidiary, and therefore any borrowings by this subsidiary are not included in this asset coverage test. See “Risk Factors.”

      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.

      We have designated a chief compliance officer pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 450 5th Street, NW, Washington, D.C. 20549. Our code of ethics is also posted on our website at www.alliedcapital.com.

      As a business development company under the 1940 Act, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to our executive officers in the future.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

      Small Business Administration Regulations. Allied Investment Corporation, a wholly owned subsidiary of Allied Capital, is licensed by the Small Business Administration as a small business investment company under Section 301(c) of the Small Business Investment Act of 1958, and has elected to be regulated as a business development company.

      Small business investment companies are designed to stimulate the flow of private equity capital to eligible small businesses. Under present Small Business Administration regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a small business investment company must devote 20% of its investment activity to “smaller” concerns as defined by the Small Business Administration. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. Small Business Administration regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to Small Business Administration regulations, small business investment companies may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

      Allied Investment is periodically examined and audited by the Small Business Administration’s staff to determine its compliance with small business investment company regulations.

      We, through Allied Investment, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $116.0 million from the Small Business Administration. At December 31, 2003, the Small Business Administration had a commitment to lend up to an additional $7.3 million above the amount outstanding. The commitment expires on September 30, 2005.

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions generally differ from net income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years. For a detailed discussion of the requirements we must meet to continue to qualify as a regulated investment company, see “Tax Status — Taxation as a Regulated Investment Company.”

      Compliance with the Sarbanes-Oxley Act of 2002 and NYSE Corporate Governance Regulations. On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of

2002 (the “Sarbanes-Oxley Act”). The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements have affected us. For example:

•	Our chief executive officer and chief financial officer certify the accuracy of the financial statements contained in our periodic reports;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our periodic reports disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.

      The Sarbanes-Oxley Act has required us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

      In addition, the New York Stock Exchange has adopted corporate governance changes to its listing standards. We have adopted certain policies and procedures intended to comply with the New York Stock Exchange’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. The dividend reinvestment plan is an “opt in” plan, which means that if our Board of Directors declares a cash dividend then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock.

      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. You may change your status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.

      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.

      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF CAPITAL STOCK

      The following summary description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a detailed description of the provisions summarized below.

Capital Stock

      Our authorized capital stock consists of 200,000,000 shares, $0.0001 par value per share, all of which has been initially designated as common stock. Our Board of Directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

Common Stock

      At March           , 2004, there were                       shares of common stock outstanding and                       shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of March      , 2004:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—

      All shares of common stock have equal rights as to earnings, assets, dividends and voting and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board of Directors out of funds legally available therefor. Our common stock has no preemptive, exchange, conversion, or redemption rights and is freely transferable, except where their transfer is restricted by federal and state securities law or by contract. In the event of liquidation, dissolution or winding-up of Allied Capital, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

      Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

      In addition, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend or distribution, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

      We have adopted provisions in our charter limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

      Our charter and bylaws authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

      In February 2004, we entered into indemnification agreements with our directors and certain our of senior officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Certain Anti-Takeover Provisions

      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended only to be a summary of certain of our anti-takeover provisions and is qualified in its entirety by reference to our charter and the bylaws.

Classified Board of Directors

     Our bylaws provide for our Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure continuity and stability of our management and policies.

Issuance of Preferred Stock

     Our board of directors, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

Number of Directors; Vacancies; Removal

     Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than fifteen. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified.

      Our bylaws provides that a director may be removed by shareholders only “with cause” and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Shareholders

     Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

     Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

      The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our Board of Directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

     Our bylaws provide that special meetings of shareholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our Corporate Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Amendments; Supermajority Vote Requirements

     Our bylaws impose supermajority vote requirements in connection with the amendment of provisions of our bylaws, including those provisions relating to the classified Board of Directors, the ability of shareholders to call special meetings and the advance notice provisions for shareholder meetings.

Maryland General Corporation Law

     We are subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.

      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a supermajority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation’s charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.

      The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statute in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

Regulatory Restrictions

     Allied Investment, our wholly owned subsidiary, is a small business investment company. The Small Business Administration prohibits, without prior Small Business Administration approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

      We may offer, from time to time, up to 20,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

      The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

      In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

      Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

      If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

      In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

      The legality of shares of our common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      Our investments are held in safekeeping by Riggs Bank, N.A., 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT PUBLIC ACCOUNTANTS

      The consolidated financial statements as of December 31, 2003 and 2002, and for each of the years then ended, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

      Certain of the audited financial statements and schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and schedules. For important information about Arthur Andersen LLP, see “Notice Regarding Arthur Andersen LLP” below.

      On March 29, 2002, we selected KPMG LLP to serve as our independent public accountants for the fiscal year ending December 31, 2002. We dismissed Arthur Andersen LLP as our independent accountants effective upon completion of the December 31, 2001, audit. The decision to change accountants was approved by our Audit Committee and Board of Directors and was ratified by our stockholders on May 7, 2002.

      In connection with the audit for the 2001 fiscal year and through April 3, 2002, (1) there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The report of Arthur Andersen LLP on our financial statements for fiscal year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except for the emphasis of matter related to the inherent uncertainty of determining the value of investments whose values have been determined by the board of directors in good faith in the absence of readily ascertainable market values.

      We had not consulted with KPMG LLP during 2001 or the period from January 1, 2002, through March 29, 2002, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion KPMG LLP might issue on our financial statements.

NOTICE REGARDING ARTHUR ANDERSEN LLP

      Section 11(a) of the Securities Act provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement, unless it is proved that at the time of such acquisition such person knew of such untruth or omission, may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or valuation which is used in connection with the registration statement with respect to the statement in such registration statement, report or valuation which purports to have been prepared or certified by the accountant.

      Our consolidated financial statements as of December 31, 2001, and for the year ended December 31, 2001, included in this prospectus were audited by our former independent auditor, Arthur Andersen LLP. However, we have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP with respect to the inclusion of such consolidated financial statements in this prospectus. Under these circumstances, Rule 437a under the Securities Act permits us to file this registration statement without a consent of Arthur Andersen LLP. As a result, you will not be able to sue Arthur Andersen LLP pursuant to Section 11(a) of the Securities Act and therefore your right of recovery under that section may be limited as a result of the lack of the written consent.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	December 31,

	2003	2002
(in thousands, except share and per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2003-$755,024; 2002-$628,535)	$900,317	$710,587
Companies 5% to 25% owned (cost: 2003-$195,600; 2002-$219,124)	218,305	255,677
Companies less than 5% owned (cost: 2003-$955,507; 2002-$863,243)	784,050	776,951

Total private finance	1,902,672	1,743,215
Commercial real estate finance (cost: 2003-$694,929; 2002-$718,312)	681,927	744,952

Total portfolio at value	2,584,599	2,488,167

Deposits of proceeds from sales of borrowed Treasury securities	98,527	194,745
Accrued interest and dividends receivable	53,079	40,354
Other assets	69,498	59,867
Cash and cash equivalents	214,167	11,186

Total assets	$3,019,870	$2,794,319

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2003-$221,000; 2002-$140,000)	$954,200	$794,200
Revolving line of credit	—	204,250
Obligations to replenish borrowed Treasury securities	98,525	197,027
Accounts payable and other liabilities	46,568	45,771

Total liabilities	1,099,293	1,241,248

Commitments and contingencies

Preferred stock	6,000	7,000

Shareholders’ equity:
Common stock, $0.0001 par value, 200,000,000 shares authorized; 128,117,985 and 108,698,409 shares issued and outstanding at December 31, 2003 and 2002, respectively	13	11
Additional paid-in capital	1,985,652	1,547,183
Notes receivable from sale of common stock	(18,632)	(24,704)
Net unrealized appreciation (depreciation) on portfolio	(39,055)	39,411
Undistributed (distributions in excess of) earnings	(13,401)	(15,830)

Total shareholders’ equity	1,914,577	1,546,071

Total liabilities and shareholders’ equity	$3,019,870	$2,794,319

Net asset value per common share	$14.94	$14.22

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended December 31,

	2003	2002	2001
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends
Companies more than 25% owned	$62,563	$40,185	$25,264
Companies 5% to 25% owned	25,727	28,629	27,656
Companies less than 5% owned	202,429	195,228	187,544

Total interest and dividends	290,719	264,042	240,464
Premiums from loan dispositions
Companies more than 25% owned	141	—	1,011
Companies 5% to 25% owned	685	200	400
Companies less than 5% owned	7,346	2,576	1,093

Total premiums from loan dispositions	8,172	2,776	2,504
Fees and other income
Companies more than 25% owned	18,862	25,344	24,817
Companies 5% to 25% owned	629	1,123	230
Companies less than 5% owned	10,847	16,643	21,095

Total fees and other income	30,338	43,110	46,142

Total interest and related portfolio income	329,229	309,928	289,110

Expenses
Interest	77,233	70,443	65,104
Employee	36,945	33,126	29,656
Administrative	22,387	21,504	15,299

Total operating expenses	136,565	125,073	110,059

Net investment income before income taxes	192,664	184,855	179,051
Income tax expense (benefit)	(2,466)	930	(412)

Net investment income	195,130	183,925	179,463

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)
Companies more than 25% owned	1,302	58,444	1,893
Companies 5% to 25% owned	19,975	866	1,639
Companies less than 5% owned	54,070	(14,373)	(2,871)

Total net realized gains	75,347	44,937	661
Net change in unrealized appreciation or depreciation	(78,466)	(571)	20,603

Total net gains (losses)	(3,119)	44,366	21,264

Net increase in net assets resulting from operations	$192,011	$228,291	$200,727

Basic earnings per common share	$1.64	$2.23	$2.19

Diluted earnings per common share	$1.62	$2.20	$2.16

Weighted average common shares outstanding — basic	116,747	102,107	91,564

Weighted average common shares outstanding — diluted	118,351	103,574	93,003

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2003	2002	2001
(in thousands, except per share amounts)
Operations
Net investment income	$195,130	$183,925	$179,463
Net realized gains	75,347	44,937	661
Net change in unrealized appreciation or depreciation	(78,466)	(571)	20,603

Net increase in net assets resulting from operations	192,011	228,291	200,727

Shareholder distributions
Common stock dividends	(267,838)	(229,935)	(186,157)
Preferred stock dividends	(210)	(230)	(230)

Net decrease in net assets resulting from shareholder distributions	(268,048)	(230,165)	(186,387)

Capital share transactions
Sale of common stock	422,005	172,847	286,888
Issuance of common stock for portfolio investments	884	—	5,157
Issuance of common stock upon the exercise of stock options	8,571	14,517	10,660
Issuance of common stock in lieu of cash distributions	6,598	6,263	6,331
Net decrease (increase) in notes receivable from sale of common stock	6,072	1,324	(945)
Other	413	871	—

Net increase in net assets resulting from capital share transactions	444,543	195,822	308,091

Total increase in net assets	368,506	193,948	322,431
Net assets at beginning of year	1,546,071	1,352,123	1,029,692

Net assets at end of year	$1,914,577	$1,546,071	$1,352,123

Net asset value per common share	$14.94	$14.22	$13.57

Common shares outstanding at end of year	128,118	108,698	99,607

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2003	2002	2001
(in thousands)
Cash flows from operating activities
Net increase in net assets resulting from operations	$192,011	$228,291	$200,727
Adjustments
Portfolio investments	(930,566)	(506,376)	(675,172)
Repayments of investment principal	338,153	143,167	74,461
Proceeds from investment sales	445,814	213,474	129,980
Change in accrued or reinvested interest and dividends	(44,952)	(44,665)	(51,554)
Amortization of discounts and fees	(11,845)	(20,592)	(13,929)
Changes in other assets and liabilities	(6,070)	(735)	1,290
Depreciation and amortization	1,638	1,572	994
Notes received as consideration from sale of equity interests	(1,668)	—	—
Realized losses	18,958	50,625	9,446
Net change in unrealized appreciation or depreciation	78,466	571	(20,603)

Net cash provided by (used in) operating activities	79,939	65,332	(344,360)

Cash flows from financing activities
Sale of common stock	422,005	172,847	286,888
Sale of common stock upon the exercise of stock options	8,571	12,136	5,428
Collections of notes receivable from sale of common stock	6,072	3,706	5,090
Borrowings under notes payable and debentures	300,000	—	175,500
Repayments on notes payable and debentures	(140,000)	(81,856)	(9,350)
Net borrowings under (repayments on) revolving line of credit	(204,250)	59,500	62,750
Other financing activities	(4,727)	(727)	(3,450)
Common stock dividends and distributions paid	(264,419)	(220,411)	(179,826)
Preferred stock dividends paid	(210)	(230)	(230)

Net cash provided by (used in) financing activities	123,042	(55,035)	342,800

Net increase (decrease) in cash and cash equivalents	202,981	10,297	(1,560)
Cash and cash equivalents at beginning of year	11,186	889	2,449

Cash and cash equivalents at end of year	$214,167	$11,186	$889

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

Companies More Than 25% Owned

ACE Products, Inc.	Loan	$17,164	$50
(Industrial Products)	Common Stock (5,000 shares)	—	—

Acme Paging, L.P.(3)	Loan	4,496	4,496
(Telecommunications)	Equity Interests	13,274	2,586
	Common Stock (3,083 shares)	27	—

Alaris Consulting, LLC	Loan	19,478	8,160
(Business Services)	Equity Interests	5,165	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Loan	23,501	23,501
(Healthcare Services)	Debt Securities	17,311	8,684
	Common Stock (7,956,704 shares)	1,000	—
	Guaranty ($1,238)

Avborne, Inc.	Loan	2,863	2,863
(Business Services)	Preferred Stock (12,500 shares)	14,138	2,300
	Common Stock (27,500 shares)	—	—
	Standby Letter of Credit ($6,978)

Business Loan Express, LLC	Debt Securities	40,044	40,044
(Financial Services)	Class A Equity Interests	47,800	47,800
	Class B Equity Interests	57,911	99,386
	Class C Equity Interests	109,340	154,960
	Guaranty ($78,245 — See Note 3)
	Standby Letters of Credit ($35,550 — See Note 3)

Callidus Capital Corporation	Debt Securities	3,500	3,500
(Financial Services)	Common Stock (10 shares)	1,768	1,768

The Color Factory, Inc.	Loan	15,377	6,952
(Consumer Products)	Preferred Stock (1,000 shares)	1,002	—
	Common Stock (980 shares)	6,535	—

Foresite Towers, LLC	Equity Interests	18,549	17,638
(Tower Leasing)

Global Communications, LLC	Loan	2,350	2,350
(Business Services)	Debt Securities	17,247	17,247
	Preferred Equity Interest	14,067	18,351
	Options	1,639	1,639

Gordian Group, Inc.	Loan	9,382	9,382
(Business Services)	Common Stock (1,000 shares)	2,385	4,000

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

HealthASPex, Inc.	Preferred Stock (1,000,000 shares)	$700	$700
(Business Services)	Preferred Stock (1,451,380 shares)	4,900	2,650
	Common Stock (1,451,380 shares)	4	—

The Hillman Companies, Inc.(2)	Debt Securities	43,965	43,965
(Consumer Products)	Common Stock (6,890,937 shares)	50,697	190,577

HMT, Inc.	Debt Securities	9,186	9,186
(Energy Services)	Preferred Stock (554,052 shares)	2,303	2,303
	Common Stock (300,000 shares)	3,000	4,264
	Warrants	1,155	1,641

Housecall Medical Resources, Inc.	Loan	15,242	15,242
(Healthcare Services)	Preferred Stock (3,890,344 shares)	3,889	3,889
	Common Stock (864,000 shares)	86	23,000

Jakel, Inc.	Loan	2,062	2,062
(Industrial Products)	Debt Securities	7,770	7,770
	Preferred Stock (6,460 shares)	6,460	4,069
	Common Stock (158,061 shares)	9,347	—
	Standby Letter of Credit ($2,952)

Litterer Beteiligungs-GmbH(3)	Debt Securities	1,430	1,379
(Business Services)	Equity Interest	835	—

MVL Group, Inc.	Loan	19,075	19,075
(Business Services)	Debt Securities	16,787	16,787
	Common Stock (648,661 shares)	643	643

Powell Plant Farms, Inc.	Loan	21,542	21,542
(Consumer Products)	Debt Securities	19,224	11,692
	Preferred Stock (1,483 shares)	—	—
	Warrants	—	—

Redox Brands, Inc.	Loan	3,127	3,127
(Consumer Products)	Debt Securities	10,243	10,243
	Preferred Stock (2,404,086 shares)	6,965	6,965
	Warrants	584	584
	Guaranty ($125)

Staffing Partners Holding	Debt Securities	5,794	5,794
Company, Inc.	Preferred Stock (414,600 shares)	4,968	2,018
(Business Services)	Common Stock (50,200 shares)	50	—
	Warrants	10	—

STS Operating, Inc.	Preferred Stock (5,769,424 shares)	6,473	6,473
(Industrial Products)	Common Stock (3,000,000 shares)	3,177	3,700
	Options	—	—

Sure-Tel, Inc.	Preferred Stock (1,000,000 shares)	1,000	1,000
(Consumer Services)	Common Stock (37,000 shares)	5,018	320

Total companies more than 25% owned		$755,024	$900,317

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Loans	$17,675	$17,675
(Consumer Products)	Preferred Stock (2,206 shares)	2,075	845
	Common Stock (1,400 shares)	140	—
	Warrants	—	—

Border Foods, Inc.	Loan	3,000	3,000
(Consumer Products)	Debt Securities	9,454	9,454
	Preferred Stock (50,919 shares)	2,000	2,000
	Common Stock (1,810 shares)	45	71
	Warrants	665	1,059

CBA-Mezzanine Capital Finance, LLC	Loan	14,310	16,185
(Financial Services)

CorrFlex Graphics, LLC	Debt Securities	12,699	12,699
(Business Services)	Warrants	—	18,411
	Options	—	1,589

The Debt Exchange Inc.	Preferred Stock (921,875 shares)	1,250	1,250
(Business Services)

EDM Consulting, LLC	Debt Securities	1,802	218
(Business Services)	Equity Interests	250	—

International Fiber Corporation	Debt Securities	22,828	22,828
(Industrial Products)	Common Stock (1,029,069 shares)	5,483	6,816
	Warrants	550	684

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,384	2,454
(Business Services)	Common Stock (123,929 shares)	142	—

MasterPlan, Inc.	Loan	959	959
(Business Services)	Common Stock (1,350 shares)	42	200

MortgageRamp, Inc.	Common Stock (772,000 shares)	3,860	2,084
(Business Services)

Nobel Learning Communities,	Debt Securities	9,838	9,838
Inc.(2)	Preferred Stock (1,214,356 shares)	2,764	2,764
(Education)	Warrants	575	166

Packaging Advantage Corporation	Debt Securities	14,350	14,350
(Business Services)	Common Stock (232,168 shares)	2,386	1,069
	Warrants	963	431

Professional Paint, Inc.	Loan	4,976	4,976
(Consumer Products)	Debt Securities	24,258	24,258
	Preferred Stock (15,000 shares)	22,156	22,156
	Common Stock (110,000 shares)	69	5,500

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

Progressive International	Debt Securities	$3,977	$3,977
Corporation	Preferred Stock (500 shares)	500	707
(Consumer Products)	Common Stock (197 shares)	13	668
	Warrants	—	—

Sidarus Holdings, Inc.	Debt Securities	4,978	4,978
(Business Services)	Preferred Stock (98,000 shares)	980	980
	Common Stock (492,941 shares)	20	896
	Warrants	—	5

Total Foam, Inc.	Debt Securities	174	105
(Industrial Products)	Common Stock (164 shares)	10	—

Total companies 5% to 25% owned		$195,600	$218,305

Companies Less Than 5% Owned

Advantage Mayer, Inc.	Loan	$8,223	$8,223
(Business Services)	Debt Securities	10,649	10,649

Alderwoods Group, Inc.(2)	Common Stock (357,568 shares)	5,006	3,368
(Consumer Services)

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

Aviation Technologies, Inc.	Loan	20,213	20,213
(Industrial Products)

Benchmark Medical, Inc.	Debt Securities	13,502	13,502
(Healthcare Services)	Warrants	18	38

Camden Partners Strategic Fund II, L.P.(4)	Limited Partnership Interest	2,919	2,958
(Private Equity Fund)

Catterton Partners V, L.P.(4)	Limited Partnership Interest	685	685
(Private Equity Fund)

Central Marketing, Inc.	Loan	10,946	10,946
(Business Services)

Colibri Holding Corporation	Debt Securities	3,500	3,500
(Consumer Products)	Preferred Stock (237 shares)	300	416
	Common Stock (3,362 shares)	1,250	679
	Warrants	290	158

Community Education Centers, Inc.	Loan	14,888	14,888
(Education Services)

Component Hardware Group, Inc.	Debt Securities	11,809	11,809
(Industrial Products)	Preferred Stock (18,000 shares)	2,406	2,406
	Common Stock (2,000 shares)	200	750

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

Cooper Natural Resources, Inc.	Loan	$300	$300
(Industrial Products)	Debt Securities	2,000	2,000
	Preferred Stock (6,316 shares)	1,427	984
	Warrants	832	—

Coverall North America, Inc.	Loan	14,402	14,402
(Business Services)	Debt Securities	7,445	7,445

CTT Holdings	Loan	1,250	1,250
(Consumer Products)

Drilltec Patents & Technologies	Loan	10,918	—
Company, Inc.	Debt Securities	1,500	—
(Energy Services)

eCentury Capital Partners, L.P.(4)	Limited Partnership Interest	3,750	552
(Private Equity Fund)

Elexis Beta GmbH(3)	Options	426	289
(Industrial Products)

Eparfin S.A.(3)	Loan	29	29
(Consumer Products)

E-Talk Corporation	Preferred Stock (133 shares)	10,009	—
(Business Services)	Common Stock (8,656 shares)	—	—

Executive Greetings, Inc.	Debt Securities	18,830	50
(Business Services)	Warrants	360	—

Fairchild Industrial Products	Loan	7,166	7,166
Company	Debt Securities	5,954	3,534
(Industrial Products)	Warrants	280	—

Frozen Specialties, Inc.	Debt Securities	10,240	10,240
(Consumer Products)	Warrants	435	435

Galaxy American	Loan	995	995
Communications, LLC	Debt Securities	49,703	11,717
(Broadcasting & Cable)

Garden Ridge Corporation	Debt Securities	27,271	20,323
(Retail)	Preferred Stock (1,130 shares)	1,130	—
	Common Stock (847,800 shares)	613	—

Geotrace Technologies, Inc.	Debt Securities	15,982	15,982
(Energy Services)	Warrants	2,350	2,350

Gibson Guitar Corporation	Warrants	525	1,264
(Consumer Products)

Ginsey Industries, Inc.	Loans	5,000	5,000
(Consumer Products)	Convertible Debentures	500	635
	Warrants	—	1,440

Grant Broadcasting Systems II	Warrants	87	2,750
(Broadcasting & Cable)

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

Griffith Energy, Inc.	Loan	$16,419	$16,419
(Energy Services)

Grotech Partners, VI, L.P.(4)	Limited Partnership Interest	3,599	2,241
(Private Equity Fund)

The Hartz Mountain Corporation	Debt Securities	27,927	27,927
(Consumer Products)	Common Stock (200,000 shares)	2,000	899
	Warrants	2,613	1,174

Haven Eldercare of New England, LLC	Loans	46,403	47,953
(Healthcare Services)

HealthMarket, Inc.	Debt Securities	9,788	9,788
(Health Insurance)	Warrants	439	439

Hotelevision, Inc.	Common Stock (315 shares)	315	—
(Broadcasting & Cable)

Icon International, Inc.	Common Stock (25,707 shares)	76	—
(Business Services)

Impact Innovations Group, LLC	Debt Securities	7,278	50
(Business Services)	Warrants	1,674	—

Insight Pharmaceuticals Corporation	Loan	10,087	10,087
(Consumer Products)

Intellirisk Management Corporation	Loan	24,256	24,256
(Business Services)

Interline Brands, Inc.	Preferred Stock (199,313 shares)	1,849	1,849
(Business Services)	Common Stock (15,615 shares)	139	—
	Warrants	1,181	—

JRI Industries, Inc.	Debt Securities	1,554	1,554
(Industrial Products)	Warrants	74	39

Julius Koch USA, Inc.	Loan	500	500
(Industrial Products)

Kirker Enterprises, Inc.	Equity Interest	4	4
(Industrial Products)	Warrants	348	2,896

Logic Bay Corporation	Common Stock (1,437,420 shares)	5,000	—
(Business Services)

Love Funding Corporation	Preferred Stock (26,000 shares)	359	359
(Financial Services)

Matrics, Inc.	Preferred Stock (511,876 shares)	500	876
(Industrial Products)	Warrants	—	—

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

MedAssets, Inc.	Debt Securities	$16,965	$16,965
(Business Services)	Preferred Stock (237,514 shares)	2,049	2,049
	Warrants	136	—

Mercury Air Group, Inc.(2)	Debt Securities	23,838	23,838
(Business Services)	Warrants	427	162

Mid-Atlantic Venture Fund IV, L.P. (4)	Limited Partnership Interest	4,725	2,342
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Mogas Energy, LLC	Debt Securities	16,734	16,734
(Energy Services)	Warrants	1,774	2,049

Norstan Apparel Shops, Inc.	Debt Securities	11,872	10,339
(Retail)	Common Stock (29,662 shares)	4,750	—
	Warrants	655	—

Northeast Broadcasting Group, L.P.	Debt Securities	213	213
(Broadcasting & Cable)

Novak Biddle Venture Partners III, L.P.(4)	Limited Partnership Interest	1,200	914
(Private Equity Fund)

Nursefinders, Inc.	Debt Securities	11,324	11,324
(Healthcare Services)	Warrants	900	676

Oahu Waste Services, Inc.	Debt Securities	8,459	8,459
(Business Services)	Stock Appreciation Rights	239	295

Onyx Television GmbH(3)	Preferred Units	201	—
(Broadcasting & Cable)

Opinion Research Corporation(2)	Debt Securities	14,401	14,401
(Business Services)	Warrants	996	940

Oriental Trading Company, Inc.	Common Stock (13,820 shares)	1,500	4,500
(Consumer Products)

Polaris Pool Systems, Inc.	Debt Securities	11,020	11,020
(Consumer Products)	Warrants	1,145	1,145

Prosperco Finanz Holding AG(3)	Convertible Debentures	8,268	50
(Financial Services)	Common Stock (1,528 shares)	1,059	—
	Warrants	—	—

RadioVisa Corporation	Loan	24,875	24,875
(Broadcasting & Cable)

Resun Leasing, Inc.	Loan	30,000	30,000
(Business Services)

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

S.B. Restaurant Company	Debt Securities	$4,369	$4,369
(Retail)	Warrants	619	619

SBBUTS, LLC	Equity Interests	500	500
(Consumer Products)	Warrants	54	54

SmartMail, LLC	Loan	3,745	3,745
(Business Services)	Debt Securities	4,519	4,519
	Equity Interests	1,070	1,070
	Warrants	3	3

Soff-Cut Holdings, Inc.	Debt Securities	10,023	10,023
(Industrial Products)	Preferred Stock (300 shares)	300	294
	Common Stock (2,000 shares)	200	—

SPP Mezzanine Fund, L.P.(4)	Limited Partnership Interest	198	198
(Private Equity Fund)

Startec Global Communications	Loan	25,715	22,170
Corporation(2)	Debt Securities	20,670	—
(Telecommunications)

SunStates Refrigerated Services,	Loans	4,517	1,242
Inc.	Debt Securities	2,445	—
(Warehouse Facilities)

Sydran Food Services II, L.P.	Debt Securities	12,973	50
(Retail)	Equity Interests	3,747	—
	Warrants	162	—

United Pet Group, Inc.	Debt Securities	9,191	9,191
(Consumer Products)	Warrants	85	1,199

United Site Services, Inc.	Loan	15,183	15,183
(Business Services)

Updata Venture Partners II, L.P.(4)	Limited Partnership Interest	2,305	2,404
(Private Equity Fund)

U.S. Security Holdings, Inc.	Debt Securities	24,226	24,226
(Business Services)	Warrants	826	2,000

Venturehouse-Cibernet Investors, LLC	Equity Interest	34	34
(Business Services)

Venturehouse Group, LLC(4)	Equity Interest	1,000	283
(Private Equity Fund)

VICORP Restaurants, Inc.	Debt Securities	24,079	24,079
(Retail)	Warrants	33	33

Walker Investment Fund II, LLLP(4)	Limited Partnership Interest	1,246	341
(Private Equity Fund)

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)	Cost	Value

Wear Me Apparel Corporation	Debt Securities	$48,596	$48,596
(Consumer Products)	Warrants	1,219	1,219

Weston Solutions, Inc.	Loan	12,194	12,194
(Business Services)

Wilshire Restaurant Group, Inc.	Debt Securities	17,221	16,532
(Retail)	Warrants	735	—

Wilton Industries, Inc.	Loan	9,600	9,600
(Consumer Products)

Woodstream Corporation	Loan	251	251
(Consumer Products)	Debt Securities	16,522	16,522
	Common Stock (180 shares)	1,800	1,800
	Warrants	587	587

Total companies less than 5% owned		$955,507	$784,050

Total private finance (122 portfolio companies)		$1,906,131	$1,902,672

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

			December 31, 2003
	Stated
	Interest	Face	Cost	Value

Commercial Real Estate Finance
(in thousands)
Commercial Mortgage-Backed Securities
Mortgage Capital Funding, Series 1998-MC3	5.5%	$52,691	$34,126	$31,732
Morgan Stanley Capital I, Series 1999-RM1	6.4%	28,517	9,643	9,643
COMM 1999-1	5.7%	56,005	26,855	26,855
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	24,659	14,005	10,119
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	42,224	13,674	13,674
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	18,346	4,967	6,832
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	11,603	1,733	1,766
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	20,545	5,314	6,606
FUNB CMT, Series 1999-C4	6.5%	20,716	7,741	7,135
Heller Financial, HFCMC Series 2000 PH-1	6.6%	23,738	8,714	8,555
SBMS VII, Inc., Series 2000-NL1	7.2%	8,139	4,505	3,884
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	24,019	9,524	10,516
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	17,624	4,762	3,061
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	16,665	3,786	5,027
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	16,758	4,072	4,072
JP Morgan-CIBC-Deutsche 2001	5.8%	24,758	6,796	6,796
Lehman Brothers-UBS Warburg 2001-C2	6.4%	23,085	6,547	6,547
SBMS VII, Inc., Series 2001-C1	6.1%	19,776	5,594	3,105
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	21,178	6,425	6,425
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	20,347	5,214	5,214
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	24,493	5,782	5,782
SBMS VII, Inc., Series 2001-C2	6.2%	21,619	5,820	5,820
FUNB CMT, Series 2002-C1	6.0%	25,416	10,070	7,991
GE Capital Commercial Mortgage Corp., Series 2002-1	6.2%	40,325	17,434	19,089
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2	5.8%	27,926	10,855	11,109
GE Capital Commercial Mortgage Corp., Series 2002-3	5.1%	38,047	13,328	13,492
Morgan Stanley Dean Witter Capital I Trust 2002-IQ3	6.0%	15,919	3,819	3,819
LB-UBS Commercial Mortgage Trust 2003-C1	4.6%	37,896	12,272	12,267
GS Mortgage Securities Corporation II Series 2003-C1	4.7%	26,189	9,059	9,059
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1	4.9%	2,947	2,294	2,306
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2	4.9%	56,680	27,980	28,250
COMM 2003-LNB1	4.4%	24,324	5,706	5,706
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5	4.3%	48,202	17,577	17,385
GE Commercial Mortgage Corporation, Series 2003-C2	5.1%	9,389	7,497	7,692
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2	5.5%	59,441	27,455	28,087
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3	5.3%	6,535	5,424	5,513
LB-UBS Commercial Mortgage Trust 2003-C8	5.4%	12,999	10,331	10,615
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9	5.3%	46,793	22,406	22,433

Total commercial mortgage-backed securities (38 issuances)		$1,016,533	$399,106	$393,979

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

	December 31, 2003

	Cost	Value

Commercial Real Estate Finance
(in thousands, except number of loans)
Collateralized Debt Obligations
Crest 2001-1, Ltd.(3)	$22,724	$22,724
Crest 2002-1, Ltd.(3)	23,614	23,614
Crest 2002-IG, Ltd.(3)	4,553	4,553
Crest Clarendon Street 2002-1, Ltd.(3)	1,005	1,005
Crest 2003-1, Ltd.(3)	107,460	107,188
Crest 2003-2, Ltd.(3)	25,542	25,542
TIAA Real Estate CDO 2003-1, Ltd.(3)	1,926	1,931

Total collateralized debt obligations	$186,824	$186,557

	Interest	Number of
	Rate Ranges	Loans

Commercial Mortgage Loans
	Up to 6.99%	15	$13,431	$14,457
	7.00%–8.99%	11	22,514	21,626
	9.00%–10.99%	7	32,040	31,519
	11.00%–12.99%	8	12,166	10,191
	13.00%–14.99%	3	3,566	2,136
	15.00% and above	2	3,710	3,710

Total commercial mortgage loans		46	$87,427	$83,639

Real Estate Owned			15,931	12,856

Equity Interests (Guarantees — $2,731)			5,641	4,896

Total commercial real estate finance			$694,929	$681,927

Total portfolio			$2,601,060	$2,584,599

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(2)	Public company.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that provides diligence and structuring services on private finance and commercial real estate finance transactions, as well as structuring, transaction, management and advisory services to the Company, its portfolio companies and other third parties.

      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests in companies in a variety of industries, non-investment grade commercial mortgage-backed securities (“CMBS”) and collateralized debt obligation bonds and preferred shares (“CDOs”).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2002 and 2001 balances to conform with the 2003 financial statement presentation.

      During 2002, the Company revised its financial statement presentation to provide additional detail for the private finance portfolio and the interest and related portfolio income and net realized gains (losses) by presenting these balances in the three categories described below. The 2001 financial statements have been revised to conform to the 2003 and 2002 presentation.

      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

Valuation of Portfolio Investments

      The Company, as a BDC, invests in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and the bonds and preferred shares of CDOs. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the board of directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities are determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if the Company has doubt about interest collection. Loans in workout status that are classified as Grade 4 or 5 assets under the Company’s internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s working capital needs. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities

      The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of the Company’s equity interests in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”)

      CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. The Company recognizes unrealized appreciation or depreciation on its CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield is changed.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Fee Income

      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

Guarantees

      The Company accounts for guarantees under FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”). In accordance with the Interpretation, guarantees meeting the characteristics described in the Interpretation, and issued or modified after December 31, 2002, are recognized at fair value. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5 for disclosures related to the Company’s guarantees.

Financing Costs

      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument. Costs associated with the issuance of common stock, such as underwriting,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans

      The Company has a stock-based employee compensation plan, which is described more fully in Note 10. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

	2003	2002	2001
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$192,011	$228,291	$200,727
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(12,294)	(6,863)	(7,207)

Pro forma net increase in net assets resulting from operations	179,717	221,428	193,520
Less preferred stock dividends	(210)	(230)	(230)

Pro forma net income available to common shareholders	$179,507	$221,198	$193,290

Basic earnings per common share:
As reported	$1.64	$2.23	$2.19
Pro forma	$1.54	$2.17	$2.11
Diluted earnings per common share:
As reported	$1.62	$2.20	$2.16
Pro forma	$1.52	$2.14	$2.08

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2003, 2002, and 2001:

	2003	2002	2001

Risk-free interest rate	2.8%	3.2%	4.0%
Expected life	5.0	5.0	5.0
Expected volatility	38.4%	39.7%	33.0%
Dividend yield	8.9%	8.5%	8.0%
Weighted average fair value per option	$3.47	$3.78	$3.24

Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate.

Per Share Information

      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include portfolio investments at value of $2.6 billion and $2.5 billion at December 31, 2003 and 2002, respectively. At December 31, 2003 and 2002, 85% and 88%, respectively, of the Company’s total assets represented investments whose fair values have been determined by the board of directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the board of directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

New Accounting Pronouncements

      In November 2002, the FASB issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) which expands on the accounting guidance of Statements No. 5, 57 and 107 and incorporates without change the provisions of FASB Interpretation No. 34, which is being superceded. The Interpretation significantly changed the current practice in the accounting for and disclosure of guarantees. Guarantees meeting the characteristics described in the Interpretation are to be recognized at fair value and significant disclosure rules have been implemented even if the likelihood of the guarantor making payments is remote. The disclosure requirements were effective for financial statements of interim or annual periods ending after December 15, 2002, while the initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Certain guarantees are excluded from the initial recognition provisions of the Interpretation, however specific disclosures are still required. The Company applied the initial recognition and measurement provisions for guarantees issued beginning in the first quarter of 2003 and there was no material effect on the Company’s financial position or its results of operations. See Note 5 for the disclosures related to the Company’s guarantees.

      In January 2003, the FASB issued Interpretation No. 46 (“FIN 46”), Consolidation of Variable Interest Entities, which provides new guidance on the consolidation of certain entities defined as variable interest entities. FIN 46 specifies that any enterprise subject to SEC Regulation S-X Rule 6-03(c)(1) shall not consolidate any entity that is not also subject to the same rule. The Company is subject to Rule 6-03(c)(1), therefore FIN 46 does not apply to its portfolio investments. The Company has adopted FIN 46 and the adoption had no effect on the Company’s financial position or results of operations.

      In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, which provides guidance on how an entity classifies and measures such instruments. This statement was effective for financial instruments entered into or modified after May 31, 2003, and otherwise was effective at the beginning of the first interim period beginning after June 15, 2003. The statement requires cumulative effect transition for financial instruments existing at adoption date. The Company has adopted this statement as discussed in Note 6 and this adoption did not have a significant effect on the Company’s financial position or its results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio

Private Finance

      At December 31, 2003 and 2002, the private finance portfolio consisted of the following:

	2003			2002

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
Loans and debt securities	$1,406,052	$1,214,886	15.0%	$1,272,401	$1,151,256	14.4%
Equity interests	500,079	687,786		438,501	591,959

Total	$1,906,131	$1,902,672		$1,710,902	$1,743,215

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. At December 31, 2003, the cost and value of loans and debt securities include the Class A equity interests in BLX and the yield earned on these equity interests is included in interest income. The weighted average yield is computed as of the balance sheet date.

     Private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. Private finance investments are generally issued by private companies and are generally illiquid and subject to restrictions on resale or transferability.

      Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary. At December 31, 2003 and 2002, approximately 97% and 95%, respectively, of the Company’s loans and debt securities had fixed interest rates.

      Equity interests consist primarily of securities issued by private companies and may be subject to restrictions on their resale and are generally illiquid. Equity securities generally do not produce a current return, but are held in anticipation of investment appreciation and ultimate gain on sale.

      The Company’s most significant investments at December 31, 2003 and 2002, were in Business Loan Express, LLC and The Hillman Companies, Inc.

      At December 31, 2003 and 2002, the Company had an investment at value totaling $342.2 million and $256.8 million, respectively, in Business Loan Express, LLC (“BLX”), a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. During the first quarter of 2003, the Company invested $50 million in BLX in the form of a $25 million short-term line of credit and $25 million of preferred equity in connection with BLX’s acquisition of $128 million in assets from Amresco Independence Funding, Inc. As of December 31, 2003, the $25 million short-term line of credit had been fully repaid to the Company. BLX also completed its corporate

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

reorganization to a limited liability company during the first quarter of 2003 by merging BLX, Inc. into BLX, LLC. Prior to this transaction, BLX converted $43 million of the Company’s subordinated debt to preferred stock in BLX, Inc., which was exchanged upon the merger for Class A equity interests of BLX, LLC. In addition, as part of the merger, the Company exchanged its existing preferred stock and common equity investments in BLX, Inc. for similar classes of members’ equity in BLX, LLC represented by Class B and Class C equity interests, respectively. At December 31, 2003, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders.

      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a regulated investment company, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.

      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates that its future tax liability resulting from the built-in gains at the date of BLX’s reorganization may total up to $40 million. At December 31, 2003, the Company has considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.

      As the controlling equity owner of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest, and other fees) on BLX’s three-year unsecured $169.0 million revolving credit facility. During February 2004, BLX renewed its revolving credit facility with commitments of $215.0 million. The renewed facility matures in January 2007. The amount guaranteed by the Company at December 31, 2003, was $78.2 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at December 31, 2003. At December 31, 2003, the Company had also provided four standby letters of credit in connection with four term securitization transactions completed by BLX totaling $35.6 million. In consideration for providing the guaranty and the standby letters of credit, BLX paid the Company fees of $4.1 million, $3.1 million and $2.3 million for the years ended December 31, 2003, 2002, and 2001, respectively. BLX is headquartered in New York, NY.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      At December 31, 2003 and 2002, the Company had an investment in The Hillman Companies, Inc. (“Hillman”) totaling $234.5 million and $180.5 million at value, respectively. At December 31, 2003, the Company owned 96.8% of Hillman’s common stock. The Company’s common stock ownership is subject to dilution by management options. Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage, and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers, and mass merchants. Hillman has certain patent-protected products including key duplication technology that are important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      During February 2004, the Company signed a definitive agreement to sell Hillman. The total transaction value pursuant to the definitive agreement is approximately $510 million, including repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. The sale transaction is anticipated to close early in the second quarter of 2004 and is subject to certain closing conditions.

      Total interest and related portfolio income earned from the Company’s investments in BLX and Hillman for the years ended December 31, 2003, 2002, and 2001, was $56.4 million, $49.5 million and $39.6 million, respectively.

      At December 31, 2003 and 2002, loans and debt securities at value not accruing interest were as follows:

	2003	2002
($ in thousands)
Loans and debt securities in workout status (classified as Grade 4 or 5)
Companies more than 25% owned	$31,873	$9,709
Companies 5% to 25% owned	2,777	411
Companies less than 5% owned	28,027	65,931
Not in workout — companies more than 50% owned	31,897	63,577
Not in workout — companies less than 50% owned	16,532	7,166

Total	$111,106	$146,794

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The industry and geographic compositions of the private finance portfolio at value at December 31, 2003 and 2002, were as follows:

	2003	2002

Industry
Consumer products	30%	34%
Business services	22	24
Financial services	19	16
Healthcare services	8	6
Industrial products	6	8
Retail	4	4
Energy services	4	2
Telecommunications	2	2
Broadcasting and cable	2	1
Other	3	3

Total	100%	100%

Geographic Region
Mid-Atlantic	40%	33%
Midwest	26	30
West	16	15
Southeast	13	17
Northeast	4	4
International	1	1

Total	100%	100%

Commercial Real Estate Finance

      At December 31, 2003 and 2002, the commercial real estate finance portfolio consisted of the following:

	2003			2002

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
CMBS bonds	$399,106	$393,979	14.1%	$523,671	$555,519	14.2%
CDO bonds and preferred shares	186,824	186,557	16.7%	52,818	52,818	17.2%
Loans	87,427	83,639	8.6%	66,546	63,707	7.5%
Residual interest	—	—		69,335	69,035	9.4%
Real estate owned	15,931	12,856		5,942	3,873
Equity interests	5,641	4,896		—	—

Total	$694,929	$681,927		$718,312	$744,952

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing interest- bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

     CMBS Bonds. At December 31, 2003 and 2002, CMBS bonds consisted of the following:

	2003	2002
($ in thousands)
Face	$1,016,533	$1,173,194
Original issue discount	(617,427)	(649,523)

Cost	$399,106	$523,671

Value	$393,979	$555,519

      The underlying rating classes of the CMBS bonds at cost and value at December 31, 2003 and 2002, were as follows:

	2003			2002

			Percentage of			Percentage of
	Cost	Value	Total Value	Cost	Value	Total Value
($ in thousands)
BB+	$49,477	$51,157	13.0%	$45,609	$49,811	9.0%
BB	22,031	23,008	5.9	34,603	39,011	7.0
BB-	13,538	14,266	3.6	19,629	22,030	4.0
B+	54,464	54,246	13.8	109,235	121,038	21.8
B	38,416	38,362	9.7	131,309	141,998	25.6
B-	84,986	83,859	21.3	83,493	83,493	15.0
CCC+	15,935	15,494	3.9	—	—	—
CCC	13,323	11,413	2.9	8,634	8,634	1.5
CCC-	3,133	2,410	0.6	—	—	—
Unrated	103,803	99,764	25.3	91,159	89,504	16.1

Total	$399,106	$393,979	100.0%	$523,671	$555,519	100.0%

      The non-investment grade and unrated tranches of the CMBS bonds in which the Company invests are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages or the properties securing those mortgages resulting in reduced cash flows, the most subordinate tranche will bear this loss first. At December 31, 2003, the Company’s CMBS bonds were subordinate to 87% to 99% of the tranches of bonds issued in these various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of interest and principal, the Company invests in these CMBS bonds at a significant discount from the face amount of the bonds.

      At December 31, 2003 and 2002, the Company held CMBS bonds in 38 and 27 separate CMBS issuances, respectively. The underlying collateral pool, consisting of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

commercial mortgage loans and real estate owned (“REO”) properties, for these CMBS issuances consisted of the following at December 31, 2003 and 2002:

	2003	2002
($ in millions)
Approximate number of loans and REO properties(1)	5,600	4,500
Total outstanding principal balance	$38,437	$24,974
Loans over 30 days delinquent or classified as REO properties(2)	1.5% (3)	1.0% (3)

(1)	Includes approximately 22 and 12 REO properties obtained through the foreclosure of commercial mortgage loans at December 31, 2003 and 2002, respectively.

(2)	As a percentage of total outstanding principal balance.

(3)	At December 31, 2003 and 2002, the Company’s investments included bonds in the first loss, unrated bond class in 34 and 27 separate CMBS issuances, respectively. For these issuances, loans over 30 days delinquent or classified as REO properties were 1.7% and 1.0% of the total outstanding principal balance at December 31, 2003 and 2002, respectively.

     The property types and the geographic composition of the underlying mortgage loans and REO properties in the underlying collateral pools for all CMBS issuances calculated using the outstanding principal balance at December 31, 2003 and 2002, were as follows:

	2003	2002

Property Type
Retail	35%	32%
Housing	25	27
Office	24	21
Industrial Real Estate	5	7
Hospitality	5	6
Other	6	7

Total	100%	100%

Geographic Region
West	31%	31%
Mid-Atlantic	27	25
Midwest	21	22
Southeast	17	17
Northeast	4	5

Total	100%	100%

      The Company’s yield on its CMBS bonds is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS bonds that are a result of the general condition of the real estate market, including vacancies, changes in market rental rates and tenant credit quality. The initial yield on each CMBS bond has generally been computed assuming an approximate 1% loss rate on its underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six, and nine. As each CMBS bond ages, the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

amount of losses and the expected timing of recognition of such losses will be updated, and the respective yield will be adjusted as necessary. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      At December 31, 2003 and 2002, the unamortized discount related to the CMBS bond portfolio was $617.4 million and $649.5 million, respectively, and the Company had set aside $295.8 million and $237.0 million, respectively, of this unamortized discount to absorb potential future losses. The yields on the CMBS bonds of 14.1% and 14.2%, respectively, assume that this amount that has been set aside will not be amortized. At December 31, 2003, the Company had reduced the face amount and the original issue discount on the CMBS bonds for specifically identified losses of $52.6 million, which had the effect of also reducing the amount of unamortized discount set aside to absorb potential future losses since those losses have now been recognized. The reduction of the face amount and the original issue discount on the CMBS bonds to reflect specifically identified losses will not result in a change in the cost basis of the CMBS bonds.

      At December 31, 2003 and 2002, CMBS bonds with a value of $0.2 million and $28 thousand, respectively, were not accruing interest.

      Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). At December 31, 2003, the Company owned BBB rated bonds in one CDO totaling $16.0 million at value, BB rated bonds in one CDO totaling $0.9 million at value and preferred shares in seven CDOs totaling $169.7 million at value. At December 31, 2002, the Company owned preferred shares in four CDOs totaling $52.8 million at value.

      The bonds and preferred shares of the seven CDOs in which the Company has invested in at December 31, 2003, are junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. Cash flow from the underlying collateral generally is allocated first to the senior bond tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is generally distributed to the preferred shareholders. To the extent there are defaults and unrecoverable losses on the underlying collateral that result in reduced cash flows, the preferred shares will bear this loss first and then the bonds would bear any loss after the preferred shares. At December 31, 2003, the Company’s bonds in the CDO were subordinate to 61% to 93% of the more senior tranches of debt issued in the CDO transactions and the preferred shares in the CDOs were subordinate to 84% to 98% of the more senior tranches of debt issued in the various CDO transactions.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      At December 31, 2003 and 2002, the underlying collateral for the Company’s investment in the seven and four outstanding CDO issuances, respectively, had balances as follows:

($ in millions)	2003	2002

Investment grade REIT debt(1)	$1,338.0	$1,016.9
Investment grade CMBS bonds(2)	670.8	494.2
Non-investment grade CMBS bonds(3)	1,125.2	438.3
Other collateral	32.4	8.2

Total collateral	$3,166.4	$1,957.6

(1)	Issued by 50 and 40 REITs, respectively, for the respective periods presented.
(2)	Issued in 79 and 43 transactions, respectively, for the respective periods presented.
(3)	Issued in 70 and 33 transactions, respectively, for the respective periods presented.

     Included in the CMBS bond collateral for the CDOs at December 31, 2003 and 2002, were certain CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by the Company.

      The initial yields on the CDO bonds and preferred shares are based on the estimated future cash flows from the assets in the underlying collateral pool to be paid to these CDO classes. As each CDO bond and preferred share ages, the estimated future cash flows will be updated based on the performance of the collateral, and the respective yield will be adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events which may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      As of December 31, 2003, 2002, and 2001, the Company acted as the disposition consultant with respect to five, three and one, respectively, of the CDOs, which allows the Company to approve disposition plans for individual collateral securities. For these services, the Company collects annual fees based on the outstanding collateral pool balance, and for the years ended December 31, 2003, 2002, and 2001, these fees totaled $1.2 million, $0.5 million and $0.1 million, respectively.

      Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2003, approximately 92% and 8% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of December 31, 2002, approximately 84% and 16% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of December 31, 2003 and 2002, loans with a value of $6.8 million and $13.0 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2003 and 2002, were as follows:

	2003	2002

Property Type
Hospitality	41%	23%
Office	22	20
Retail	21	21
Healthcare	7	15
Housing	4	8
Other	5	13

Total	100%	100%

Geographic Region
Southeast	34%	40%
Midwest	30	12
West	20	20
Mid-Atlantic	9	17
Northeast	7	11

Total	100%	100%

  Residual Interest. At December 31, 2002, the Company had $68.8 million at cost and value of residual interest and $0.5 million at cost and $0.2 million at value of residual interest spread.

      The residual interest primarily consisted of a retained interest from a 1998 asset securitization. During April 2003, the call provision was exercised and, accordingly, the bondholders were repaid in full and the remaining available cash, loans, and real estate owned by the trust were subsequently returned to the Company as payment on the residual interest. Therefore, the cost and value were zero at December 31, 2003.

      At December 31, 2002, the Company used a discounted cash flow methodology for determining the fair value of its retained residual interest and residual interest spread (“Residual”). In determining the cash flow of the Residual, the Company assumed a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% or approximately $0.8 million of the total principal balance of the underlying collateral throughout the life of the collateral. These assumptions resulted in an expected weighted average life of the bonds of four months. The value of the resulting Residual cash flows at December 31, 2002, was then determined by applying a discount rate of 9% which, in the Company’s view, was commensurate with the market risk of comparable assets.

     Tax Basis

      At December 31, 2003 and 2002, the aggregate gross unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $429.8 million and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

$303.0 million, respectively. At December 31, 2003 and 2002, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $319.1 million and $196.2 million, respectively. At December 31, 2003 and 2002, the aggregate cost of securities, for federal income tax purposes was $2.5 billion and $2.4 billion, respectively.

Note 4. Debt

      At December 31, 2003 and 2002, the Company had the following debt:

	2003			2002

			Annual			Annual
	Facility	Amount	Interest	Facility	Amount	Interest
	Amount	Drawn	Cost(1)	Amount	Drawn	Cost(1)
($ in thousands)
Notes payable and debentures:
Unsecured long-term notes payable	$854,000	$854,000	7.2%	$694,000	$694,000	7.7%
SBA debentures	101,800	94,500	8.1%	101,800	94,500	8.2%
OPIC loan	5,700	5,700	6.6%	5,700	5,700	6.6%

Total notes payable and debentures	961,500	954,200	7.3%	801,500	794,200	7.8%
Revolving line of credit	532,500	—	— (2)	527,500	204,250	3.7	%(2)

Total debt	$1,494,000	$954,200	7.5% (2)	$1,329,000	$998,450	6.9	%(2)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The stated interest rate payable on the revolving line of credit was 2.7% at December 31, 2002, which excluded the annual cost of commitment fees and other facility fees of $2.0 million. There were no amounts drawn on the revolving line of credit at December 31, 2003, and the annual cost of commitment fees and other facility fees was $2.7 million. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount drawn on the facility as of the balance sheet date.

  Notes Payable and Debentures

      Unsecured Long-Term Notes Payable. The Company has issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At December 31, 2003, the notes had remaining maturities of four months to six years. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.

      On May 14, 2003, the Company issued $153 million of five-year and $147 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 5.45% and 6.05%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. On May 30, 2003, $140 million of the Company’s existing unsecured long-term notes matured

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

and the Company used the proceeds from the new long-term note issuance to repay this debt.

      SBA Debentures. At December 31, 2003 and 2002, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 8.2%. At December 31, 2003, the debentures had remaining maturities of nine months to eight years. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. At December 31, 2003, the Company had a commitment from the SBA to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Scheduled Maturities. Scheduled future maturities of notes payable and debentures at December 31, 2003, were as follows:

Year	Amount Maturing

($ in thousands)
2004	$221,000
2005	179,000
2006	180,700
2007	—
2008	153,000
Thereafter	220,500

Total	$954,200

Revolving Line of Credit

      The committed amount under the unsecured revolving credit facility is $532.5 million and may be further expanded through new or additional commitments up to $600 million at the Company’s option. The renewed line of credit expires in April 2005 and may be extended under substantially similar terms for one additional year at the Company’s option. The facility generally bears interest at a rate, at the Company’s option, equal to (i) the one-month LIBOR plus 1.50%, (ii) the Bank of America, N.A. cost of funds plus 1.50% or (iii) the higher of the Bank of America, N.A. prime rate or the Federal Funds rate plus 0.50%. The interest rate adjusts at the beginning of each new interest period, usually every 30 days. There were no amounts drawn on the revolving line of credit at December 31, 2003. The stated interest rate was 2.7% at December 31, 2002. The facility requires an annual commitment fee equal to 0.25% of the committed amount. The annual cost of commitment fees and other facility fees was $2.7 million and $2.0 million at December 31, 2003 and 2002, respectively. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity.

      The average debt outstanding on the revolving line of credit was $41.5 million and $68.3 million for the years ended December 31, 2003 and 2002, respectively. The maximum amount borrowed under this facility and the weighted average stated interest rate for the years ended December 31, 2003 and 2002, were $208.8 million and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

$216.5 million, and 2.0% and 3.2%, respectively. As of December 31, 2003, the amount available under the revolving line of credit was $487.0 million, net of amounts committed for standby letters of credit of $45.5 million issued under the credit facility.

      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $1.0 billion and $1.1 billion at December 31, 2003 and 2002, respectively. The fair value of the Company’s debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance

      The Company has various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2003, the Company was in compliance with these covenants.

Note 5. Guarantees

      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. As of December 31, 2003 and 2002, the Company had issued guarantees of debt, rental obligations, lease obligations and severance obligations aggregating $83.4 million and $54.6 million, respectively, and had extended standby letters of credit aggregating $45.5 million and $11.3 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of future payments was $128.9 million and $65.9 million at December 31, 2003 and 2002, respectively. At December 31, 2003 and 2002, no amounts had been recorded as a liability for the Company’s guarantees or standby letters of credit.

      As of December 31, 2003, the guarantees and standby letters of credit expire as follows:

	Total	2004	2005	2006	2007	2008	After 2008
(in millions)
Guarantees	$83.4	$79.0	$0.4	$0.2	$0.2	$—	$3.6
Standby letters of credit	45.5	—	3.0	42.5	—	—	—

Total	$128.9	$79.0	$3.4	$42.7	$0.2	$—	$3.6

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 6. Preferred Stock

      Allied Investment has outstanding a total of 60 thousand shares of $100 par value, 3% cumulative preferred stock and 10 thousand shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

      In accordance with SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, (SFAS No. 150) the Company has reclassified the 10 thousand shares of $100 par value, 4% redeemable cumulative preferred securities to other liabilities on the accompanying consolidated balance sheet. Accordingly, the Company has also recorded the associated dividends as interest expense on the accompanying consolidated statement of operations beginning with the quarter ended September 30, 2003. The effect of this change in accounting principle was not material to the financial results or the results of operations of the Company. Also, in accordance with SFAS No. 150, no previously reported amounts have been reclassified.

Note 7. Shareholders’ Equity

      Sales of common stock for the years ended December 31, 2003, 2002, and 2001, were as follows:

	2003	2002	2001
(in thousands)
Number of common shares	18,700	8,047	13,286

Gross proceeds	$442,680	$177,345	$301,539
Less costs, including underwriting fees	(20,675)	(4,498)	(14,651)

Net proceeds	$422,005	$172,847	$286,888

      In addition, the Company issued 32 thousand shares of common stock with a value of $0.9 million to acquire one portfolio investment during 2003, and 205 thousand shares of common stock with a value of $5.2 million to acquire one portfolio investment in a stock-for-stock exchange during 2001.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 7. Shareholders’ Equity, continued

      Dividend reinvestment plan activity for the years ended December 31, 2003, 2002, and 2001, was as follows:

	2003	2002	2001
(in thousands, except per share amounts)
Shares issued	279	275	271
Average price per share	$23.60	$22.78	$23.32

Note 8. Earnings Per Common Share

      Information used to calculate earnings per common share for the years ended December 31, 2003, 2002, and 2001, is summarized as follows:

	2003	2002	2001
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$192,011	$228,291	$200,727
Less preferred stock dividends	(210)	(230)	(230)

Income available to common shareholders	$191,801	$228,061	$200,497

Weighted average common shares outstanding — basic	116,747	102,107	91,564
Dilutive options outstanding to officers	1,604	1,467	1,439

Weighted average common shares outstanding — diluted	118,351	103,574	93,003

Basic earnings per common share	$1.64	$2.23	$2.19

Diluted earnings per common share	$1.62	$2.20	$2.16

Note 9. 401(k) Plan and Deferred Compensation Plan

      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $12 thousand annually for the 2003 plan year. Plan participants who reached the age of 50 during the 2003 plan year were eligible to defer an additional $2 thousand during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2003, the maximum compensation was $200 thousand. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account. Total 401(k) contribution expense for the years ended December 31, 2003, 2002, and 2001, was $0.7 million, $0.6 million and $0.6 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. 401(k) Plan and Deferred Compensation Plan, continued

      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes contributions to the deferred compensation plan to the extent 401(k) contributions for eligible participants exceed the amount permitted by the IRS. Contribution expense for the deferred compensation plan for the years ended December 31, 2003, 2002, and 2001, was $0.4 million, $0.3 million and $0.3 million, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by Company-appointed trustees.

Note 10. Stock Option Plan

The Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. There are 26.0 million shares authorized under the Option Plan. At December 31, 2003, the number of shares available to be granted under the Option Plan was 8.8 million.

      Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted vest ratably over a three- or five-year period.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2003, 2002, and 2001, is as follows:

		Weighted
		Average
		Exercise Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 2001	8,906	$18.76
Granted	2,800	$21.82
Exercised	(553)	$19.09
Forfeited	(673)	$17.66

Options outstanding at December 31, 2001	10,480	$19.63

Granted	6,162	$22.07
Exercised	(769)	$18.85
Forfeited	(1,184)	$21.09

Options outstanding at December 31, 2002	14,689	$20.57

Granted	1,045	$22.74
Exercised	(408)	$21.01
Forfeited	(442)	$21.66

Options outstanding at December 31, 2003	14,884	$20.68

      The following table summarizes information about stock options outstanding at December 31, 2003:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)
$16.81–$17.75	3,175	6.35	$16.94	3,099	$16.92
$17.88–$21.38	2,828	4.49	$20.72	2,777	$20.73
$21.52	5,243	8.95	$21.52	1,732	$21.52
$21.59–$25.47	2,998	8.11	$21.94	1,555	$21.76
$25.53–$27.38	640	8.54	$26.32	207	$26.40

$16.81–$27.38	14,884	7.36	$20.68	9,370	$19.91

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

      The Company accounts for its stock options as required by APB Opinion No. 25, Accounting for Stock Issued to Employees, and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant.

     Notes Receivable from the Sale of Common Stock

      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers in the future. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2003 and 2002, the Company had outstanding loans to officers of $18.6 million and $24.7 million, respectively. Officers with outstanding loans repaid principal of $6.1 million, $3.7 million and $5.1 million, for the years ended December 31, 2003, 2002, and 2001, respectively. The Company recognized interest income from these loans of $1.3 million, $1.5 million and $1.5 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

Note 11. Dividends and Distributions

      For the years ended December 31, 2003, 2002, and 2001, the Company declared the following distributions:

	2003		2002		2001

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

($ in thousands, except per share amounts)
First quarter	$62,971	$0.57	$53,259	$0.53	$42,080	$0.49
Second quarter	64,503	0.57	56,224	0.55	45,755	0.50
Third quarter	68,685	0.57	57,340	0.56	47,866	0.51
Fourth quarter	71,679	0.57	59,851	0.56	50,456	0.51
Extra dividend	—	—	3,261	0.03	—	—

Total distributions to common shareholders	$267,838	$2.28	$229,935	$2.23	$186,157	$2.01

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Dividends and Distributions, continued

      For income tax purposes, distributions for 2003, 2002, and 2001, were composed of the following:

	2003		2002		2001

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

($ in thousands, except per share amounts)
Ordinary income(1)	$212,272	$1.81	$178,246	$1.73	$183,957	$1.99
Long-term capital gains	55,566	0.47	51,689	0.50	2,200	0.02

Total distributions to common shareholders(2)	$267,838	$2.28	$229,935	$2.23	$186,157	$2.01

(1)	For the year ended December 31, 2003, ordinary income included dividend income of approximately $0.05 per share that qualified to be taxed at the new 15% maximum capital gains rate.

(2)	For certain eligible corporate shareholders, the dividend received deduction for 2003 was $0.044 per share.

     The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2003, 2002, and 2001:

	2003	2002	2001

($ in thousands)	(estimated)
Financial statement net increase in net assets resulting from operations	$192,011	$228,291	$200,727
Adjustments:
Net change in unrealized appreciation or depreciation	78,466	571	(20,603)
Amortization of discounts and fees	(3,187)	(10,097)	8,043
Interest- and dividend-related items	(3,716)	8,787	(1,345)
Employee compensation-related items	2,875	867	(66)
Income (loss) from partnerships and limited liability companies	(389)	(3,822)	(1,406)
Income (loss) from securitized commercial mortgage loans	(251)	1,258	3,327
(Income) loss from consolidated taxable subsidiary, net of tax	3,864	(1,160)	193
Other	(555)	4,740	(1,036)

Taxable income	$269,118	$229,435	$187,834

      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income.

      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. As a result, the Company recorded a tax benefit of $2.5 million, a tax

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Dividends and Distributions, continued

expense of $0.9 million and a tax benefit of $0.4 million, respectively, for the years ended December 31, 2003, 2002, and 2001. At December 31, 2003 and 2002, the Company had a net deferred tax asset of $3.1 million and $0.4 million, respectively, which was composed primarily of net operating loss carry forwards. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2003 or 2002.

Note 12. Cash and Cash Equivalents

      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      At December 31, 2003 and 2002, cash and cash equivalents consisted of the following:

	2003	2002
($ in thousands)
Cash and cash equivalents	$218,160	$15,497
Less escrows held	(3,993)	(4,311)

Total cash and cash equivalents	$214,167	$11,186

Note 13. Supplemental Disclosure of Cash Flow Information

      For the years ended December 31, 2003, 2002, and 2001, the Company paid $73.8 million, $69.1 million and $63.2 million, respectively, for interest.

      Non-cash operating activities for the year ended December 31, 2003, included transfers of commercial mortgage loans and real estate owned in the repayment of the Company’s residual interest totaling $69.3 million, real estate owned received in connection with foreclosure on commercial mortgage loans of $9.1 million, receipt of commercial mortgage loans in satisfaction of private finance loans and debt securities of $9.1 million and receipt of a note as consideration from the sale of real estate owned of $3.0 million. Non-cash operating activities for the years ended December 31, 2002 and 2001, included real estate owned received in connection with foreclosure on commercial mortgage loans of $2.5 million and $0.7 million, respectively.

      For the years ended December 31, 2003, 2002, and 2001, the Company’s non-cash financing activities totaled $6.6 million, $8.6 million and $17.5 million, respectively, and includes stock option exercises and dividend reinvestment. The non-cash financing activities for the years ended December 31, 2003 and 2001, also includes the issuance of $0.9 million and $5.2 million, respectively, of the Company’s common stock as consideration to acquire portfolio investments.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14. Hedging Activities

      The Company invests in CMBS bonds, which are purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the higher rated CMBS bonds and CDO bonds. These transactions, referred to as short sales, involve the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of December 31, 2003 and 2002, consisted of the following:

($ in thousands)
Description of Issue	2003	2002

5-year Treasury securities, due November 2007	$7,185	$37,647
5-year Treasury securities, due February 2008	5,977	—
10-year Treasury securities, due February 2012	—	52,053
10-year Treasury securities, due November 2012	9,357	107,327
10-year Treasury securities, due February 2013	32,226	—
10-year Treasury securities, due May 2013	5,281	—
10-year Treasury securities, due August 2013	23,666	—
10-year Treasury securities, due November 2013	14,833	—

Total	$98,525	$197,027

      As of December 31, 2003, the total obligations to replenish borrowed Treasury securities had decreased since the original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized appreciation on the obligations of $0.6 million. As of December 31, 2002, the total obligations to replenish borrowed Treasury securities had increased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized depreciation on the obligations of $7.1 million.

      The net proceeds related to the sales of the borrowed Treasury securities were $95.8 million and $189.3 million at December 31, 2003 and 2002, respectively. Under the terms of the transactions, the Company has provided additional cash collateral of $2.7 million and $5.4 million at December 31, 2003 and 2002, respectively, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities. The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with Wachovia Capital Markets, LLC under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of December 31, 2003, the repurchase agreements were due on January 7, 2004, and had a weighted average interest rate of 0.3%. The weighted average interest rate on the repurchase agreements as of December 31, 2002, was 0.8%.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 15. Financial Highlights

	At and for the Years
	Ended December 31,

	2003	2002	2001

Per Common Share Data(1)
Net asset value, beginning of year	$14.22	$13.57	$12.11

Net investment income	1.65	1.77	1.93
Net realized gains	0.63	0.44	0.01
Net change in unrealized appreciation or depreciation	(0.66)	(0.01)	0.22

Net increase in net assets resulting from operations	1.62	2.20	2.16

Net decrease in net assets from shareholder distributions	(2.28)	(2.23)	(2.01)
Net increase in net assets from capital share transactions	1.38	0.68	1.31

Net asset value, end of year	$14.94	$14.22	$13.57

Market value, end of year	$27.88	$21.83	$26.00
Total return(2)	41%	(7)%	36%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$1,914,577	$1,546,071	$1,352,123
Common shares outstanding at end of year	128,118	108,698	99,607
Diluted weighted average common shares outstanding	118,351	103,574	93,003
Employee and administrative expenses/average net assets	3.50%	3.82%	3.80%
Total expenses/average net assets	8.06%	8.75%	9.31%
Net investment income/average net assets	11.51%	12.94%	15.15%
Net increase in net assets resulting from operations/ average net assets	11.33%	15.98%	16.99%
Portfolio turnover rate	31.12%	15.12%	10.04%
Average debt outstanding	$943,507	$938,148	$847,121
Average debt per share(1)	$7.97	$9.06	$9.11

(1)	Based on diluted weighted average number of common shares outstanding for the year.
(2)	Total return assumes the reinvestment of all dividends paid for the periods presented.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 16. Selected Quarterly Data (Unaudited)

	2003

($ in thousands, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$73,130	$77,214	$88,870	$90,015
Net investment income	$42,670	$44,598	$53,608	$54,254
Net increase in net assets resulting from operations	$19,873	$59,940	$33,744	$78,454
Basic earnings per common share	$0.18	$0.53	$0.28	$0.63
Diluted earnings per common share	$0.18	$0.52	$0.28	$0.62

	2002

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$82,391	$73,193	$76,329	$78,015
Net investment income	$53,869	$42,561	$45,094	$42,401
Net increase in net assets resulting from operations	$55,961	$73,454	$45,520	$53,356
Basic earnings per common share	$0.56	$0.72	$0.44	$0.51
Diluted earnings per common share	$0.55	$0.71	$0.44	$0.51

Note 17. Litigation

      The Company is party to certain lawsuits in the normal course of business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

	December 31, 2003

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
ASSETS
Portfolio at value:
Private finance	$1,774,077	$110,957	$17,638	$—	$1,902,672
Commercial real estate finance	624,665	1,775	55,487	—	681,927
Investments in subsidiaries	100,879	—	—	(100,879)	—

Total portfolio at value	2,499,621	112,732	73,125	(100,879)	2,584,599
Deposits of proceeds from sales of borrowed Treasury securities	98,527	—	—	—	98,527
Accrued interest and dividends receivable	48,806	3,733	540	—	53,079
Other assets	34,187	3,818	31,493	—	69,498
Intercompany notes and receivables	75,735	20	18,921	(94,676)	—
Cash and cash equivalents	171,364	26,315	16,488	—	214,167

Total assets	$2,928,240	$146,618	$140,567	$(195,555)	$3,019,870

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures	$859,700	$94,500	$—	$—	$954,200
Revolving line of credit	—	—	—	—	—
Obligations to replenish borrowed Treasury securities	98,525	—	—	—	98,525
Accounts payable and other liabilities	26,148	3,493	16,927	—	46,568
Intercompany notes and payables	29,290	7,883	57,503	(94,676)	—

Total liabilities	1,013,663	105,876	74,430	(94,676)	1,099,293

Commitments and contingencies
Preferred stock	—	6,000	—	—	6,000
Shareholders’ equity:
Common stock	13	—	1	(1)	13
Additional paid-in capital	1,985,652	41,486	79,527	(121,013)	1,985,652
Notes receivable from sale of common stock	(18,632)	—	—	—	(18,632)
Net unrealized depreciation on portfolio	(39,055)	(36,524)	(6,772)	43,296	(39,055)
Undistributed (distributions in excess of) earnings	(13,401)	29,780	(6,619)	(23,161)	(13,401)

Total shareholders’ equity	1,914,577	34,742	66,137	(100,879)	1,914,577

Total liabilities and shareholders’ equity	$2,928,240	$146,618	$140,567	$(195,555)	$3,019,870

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2003

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Interest and Related Portfolio Income
Interest and dividends	$271,291	$13,332	$6,096	$—	$290,719
Intercompany interest	3,399	—	—	(3,399)	—
Premiums from loan dispositions	7,231	515	426	—	8,172
Income from investments in wholly owned subsidiaries	9,513	—	—	(9,513)	—
Fees and other income	12,387	663	30,448	(13,160)	30,338

Total interest and related portfolio income	303,821	14,510	36,970	(26,072)	329,229

Expenses
Interest	69,185	8,042	6	—	77,233
Intercompany interest	—	—	3,399	(3,399)	—
Employee	15,305	—	21,640	—	36,945
Administrative	21,869	54	13,624	(13,160)	22,387

Total operating expenses	106,359	8,096	38,669	(16,559)	136,565

Net investment income before income taxes	197,462	6,414	(1,699)	(9,513)	192,664
Income tax expense (benefit)	4	—	(2,470)	—	(2,466)

Net investment income	197,458	6,414	771	(9,513)	195,130

Net Realized and Unrealized Gains (Losses)
Net realized gains	73,019	2,154	174	—	75,347
Net change in unrealized appreciation or depreciation	(78,466)	(24,677)	(2,569)	27,246	(78,466)

Total net gains (losses)	(5,447)	(22,523)	(2,395)	27,246	(3,119)

Net increase (decrease) in net assets resulting from operations	$192,011	$(16,109)	$(1,624)	$17,733	$192,011

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2003

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$192,011	$(16,109)	$(1,624)	$17,733	$192,011
Adjustments
Portfolio investments	(890,605)	(36,961)	(3,000)	—	(930,566)
Repayments of investment principal	283,178	38,721	16,254	—	338,153
Proceeds from investment sales	430,900	—	14,914	—	445,814
Change in accrued or reinvested interest and dividends	(46,223)	1,271	—	—	(44,952)
Net change in intercompany investments	2,693	86	(12,292)	9,513	—
Amortization of discounts and fees	(11,101)	(744)	—	—	(11,845)
Changes in other assets and liabilities	(3,181)	680	(3,569)	—	(6,070)
Depreciation and amortization	—	—	1,638	—	1,638
Notes received as consideration from sale of equity interests	(1,243)	(425)	—	—	(1,668)
Realized losses	11,495	6,393	1,070	—	18,958
Net change in unrealized appreciation or depreciation	78,466	24,677	2,569	(27,246)	78,466

Net cash provided by operating activities	46,390	17,589	15,960	—	79,939

Cash flows from financing activities
Sale of common stock	422,005	—	—	—	422,005
Sale of common stock upon the exercise of stock options	8,571	—	—	—	8,571
Collections of notes receivable from sale of common stock	6,072	—	—	—	6,072
Borrowings under notes payable and debentures	300,000	—	—	—	300,000
Repayments on notes payable and debentures	(140,000)	—	—	—	(140,000)
Net repayments on revolving line of credit	(204,250)	—	—	—	(204,250)
Other financing activities	(4,727)	—	—	—	(4,727)
Common stock dividends and distributions paid	(264,419)	—	—	—	(264,419)
Preferred stock dividends paid	—	(200)	(10)	—	(210)

Net cash provided by (used in) financing activities	123,252	(200)	(10)	—	123,042

Net increase in cash and cash equivalents	169,642	17,389	15,950	—	202,981
Cash and cash equivalents at beginning of year	1,722	8,926	538	—	11,186

Cash and cash equivalents at end of year	$171,364	$26,315	$16,488	$—	$214,167

Independent Auditors’ Report

The Board of Directors and Shareholders
Allied Capital Corporation:

      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2003 and 2002, including the consolidated statement of investments as of December 31, 2003, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 15), for the years ended December 31, 2003 and 2002. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. The consolidated financial statements of Allied Capital Corporation and subsidiaries for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors’ report, dated February 20, 2002, on those consolidated financial statements, was unqualified, before the revisions described in Note 2 to the consolidated financial statements, and included an emphasis paragraph that described the Company’s method of valuing investments and the inherent uncertainty of valuation as discussed in Note 2 to the consolidated financial statements.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2003 and 2002. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the 2003 and 2002 consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2003 and 2002, the results of their operations, their cash flows, changes in their net assets, and financial highlights for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

      As discussed above, the consolidated financial statements of the Company for the year ended December 31, 2001 were audited by other auditors who have ceased operations. As described in Note 2, those consolidated financial statements have been revised. We audited the revisions described in Note 2 that were applied to the 2001 consolidated financial statements. In our opinion, such revisions are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the 2001 consolidated financial statements of the Company other than with respect to such revisions, and, accordingly, we do not express an opinion or any other form of assurance on the 2001 consolidated financial statements taken as a whole.

      Our audits were made for the purpose of forming an opinion on the 2003 and 2002 consolidated financial statements taken as a whole. The consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Washington, D.C.

February 17, 2004

Independent Auditors’ Report

      NOTE: THIS IS A COPY OF A REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP, ALLIED CAPITAL CORPORATION’S FORMER INDEPENDENT ACCOUNTANTS. THIS REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP IN CONNECTION WITH FILING OF THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART.

To the Shareholders and Board of Directors of Allied Capital Corporation and Subsidiaries:

      We have audited the accompanying consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, including the consolidated statement of investments as of December 31, 2001, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights (included in Note 15) for the year ended December 31, 2001. These consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 2, the consolidated financial statements include investments valued at $2,329,590,000 as of December 31, 2001 and $1,788,001,000 as of December 31, 2000 (172 percent and 174 percent, respectively, of net assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the board of directors’ estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

      Our audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present balance sheet, statement of operations and cash flows of the individual companies and are not a required part of the consolidated financial statements. This information has been subjected to the auditing procedures applied in our audit of the consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Vienna, Virginia

February 20, 2002

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

      1. Financial Statements.

      The following financial statements of Allied Capital Corporation are included in this registration statement in “Part A: Information Required in a Prospectus”:

      2. Exhibits

Exhibit
Number	Description

a.1	Restated Articles of Incorporation. (Incorporated by reference to Exhibit a.1 filed with Allied Capital’s Post-Effective Amendment No. 2 to registration statement on Form N-2 (File No. 333-67336) filed on March 22, 2002).
b.	Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.2 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
c.	Not applicable.
d.	Specimen Certificate of Allied Capital’s Common Stock, par value $0.0001 per share. (Incorporated by reference to Exhibit d. filed with Allied Capital’s registration statement on Form N-2 (File No. 333-51899) filed on May 6, 1998).
e.	Dividend Reinvestment Plan, as amended. (Incorporated by reference to Exhibit e. filed with Allied Capital’s registration statement on Form N-2 (File No. 333-87862) filed on May 8, 2002).
f.1	Form of debenture between certain subsidiaries of Allied Capital and the U.S. Small Business Administration. (Incorporated by reference to Exhibit 4.2 filed by a predecessor entity to Allied Capital on Form 10-K for the year ended December 31, 1996).
f.2	Third Amended and Restated Credit Agreement, dated April 18, 2003. (Incorporated by reference to Exhibit 10.2 filed with Allied Capital’s Form 10-Q for the period ended March 31, 2003).
f.2(a)	First Amendment to Credit Agreement, dated as of October 6, 2003. (Incorporated by reference to Exhibit 10.2(a) filed with Allied Capital’s Form 10-Q for the period ended September 30, 2003).

Exhibit
Number	Description

f.2(b)	Second Amendment to Credit Agreement, dated as of December 17, 2003. (Incorporated by reference to Exhibit 10.2(b) filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
f.3	Note Agreement, dated as of April 30, 1998. (Incorporated by reference to Exhibit 10.2 filed with Allied Capital’s Form 10-Q for the period ended June 30, 1998).
f.4	Loan Agreement between a predecessor entity to Allied Capital and Overseas Private Investment Corporation, dated April 10, 1995. (Incorporated by reference to Exhibit f.7 filed by a predecessor entity to Allied Capital to Pre-Effective Amendment No. 2 to the registration statement on Form N-2 (File No. 33-64629) filed on January 24, 1996). Letter, dated December 11, 1997, evidencing assignment of Loan Agreement from the predecessor entity of Allied Capital to Allied Capital. (Incorporated by reference to Exhibit 10.3 of Allied Capital’s Form 10-K for the year ended December 31, 1997).
f.5	Note Agreement, dated as of May 1, 1999. (Incorporated by reference to Exhibit 10.5 filed with Allied Capital’s Form 10-Q for the period ended June 30, 1999).
f.11	Note Agreement, dated as of November 15, 1999. (Incorporated by reference to Exhibit 10.4a of Allied Capital’s Form 10-K for the year ended December 31, 1999).
f.12	Note Agreement, dated as of October 15, 2000. (Incorporated by reference to Exhibit 10.4b filed with Allied Capital’s Form 10-Q for the period ended September 30, 2000).
f.13	Note Agreement, dated as of October 15, 2001. (Incorporated by reference to Exhibit f.10 filed with Allied Capital’s Post-Effective Amendment No. 1 to registration statement on Form N-2 (File No. 333-67336) filed on November 14, 2001).
f.15	Control Investor Guaranty Agreement, dated as of March 28, 2001, between Allied Capital and Fleet National Bank and Business Loan Express, Inc. (Incorporated by reference to Exhibit f.14 filed with Allied Capital’s Post-Effective Amendment No. 3 to registration statement on Form N-2 (File No. 333-43534) filed on May 15, 2001).
f.19	Note Agreement, dated as of May 14, 2003. (Incorporated by reference to Exhibit 10.31 filed with Allied Capital’s Form 10-Q for the quarter ended March 31, 2003).
f.20	Amendment, dated as of April 30, 2003, to Note Agreement, dated as of April 30, 1998. (Incorporated by reference to Exhibit 10.32 filed with Allied Capital’s Form 10-Q for the period ended March 31, 2003).
f.21	Amendment, dated as of April 30, 2003, to Note Agreement, dated as of May 1, 1999. (Incorporated by reference to Exhibit 10.33 filed with Allied Capital’s Form 10-Q for the period ended March 31, 2003).
f.22	Amendment, dated as of April 30, 2003, to Note Agreement, dated as of November 15, 1999. (Incorporated by reference to Exhibit 10.34 filed with Allied Capital’s Form 10-Q for the period ended March 31, 2003).
f.23	Amendment, dated as of April 30, 2003, to Note Agreement, dated as of October 15, 2000. (Incorporated by reference to Exhibit 10.35 filed with Allied Capital’s Form 10-Q for the period ended March 31, 2003).

Exhibit
Number	Description

f.24	Amendment, dated as of April 30, 2003, to Note Agreement, dated as of October 15, 2001. (Incorporated by reference to Exhibit 10.36 filed with Allied Capital’s Form 10-Q for the period ended March 31, 2003).
g.	Not applicable.
h.*	Form of Underwriting Agreement.
i.3	Amended and Restated Deferred Compensation Plan, dated January 30, 2004. (Incorporated by reference to Exhibit 10.16 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
i.4	Amended Stock Option Plan. (Incorporated by reference to Exhibit A of Allied Capital’s definitive proxy statement for Allied Capital’s 2002 Annual Meeting of Stockholders filed on April 3, 2002).
i.5	Allied Capital Corporation 401(k) Plan, dated September 1, 1999. (Incorporated by reference to Exhibit 4.4 filed with Allied Capital’s registration statement on Form S-8 (File No. 333-88681) filed on October 8, 1999).
i.5(a)	Amendment to Allied Capital Corporation 401(k) Plan, dated December 15, 2003. (Incorporated by reference to Exhibit 10.20(b) filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
i.6	Employment Agreement, dated January 1, 2004, between Allied Capital and William L. Walton. (Incorporated by reference to Exhibit 10.21 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
i.7	Employment Agreement, dated January 1, 2004, between Allied Capital and Joan M. Sweeney. (Incorporated by reference to Exhibit 10.22 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
j.1	Form of Custody Agreement with Riggs Bank N.A. (Incorporated by reference to Exhibit j.1 filed with Allied Capital’s registration statement on Form N-2 (File No. 333-51899) filed on May 6, 1998).
j.2	Form of Custody Agreement with LaSalle National Bank. (Incorporated by reference to Exhibit j.2 filed with Allied Capital’s registration statement on Form N-2 (File No. 333-51899) filed on May 6, 1998).
j.3	Custodian Agreement with LaSalle National Bank Association dated July 9, 2001. (Incorporated by reference to Exhibit j.3 filed with Allied Capital’s registration statement on Form N-2 (File No. 333-67336) filed on August 10, 2001).
k.1	Agreement and Plan of Merger by and among Allied Capital, Allied Capital Lock Acquisition Corporation, and Sunsource, Inc dated June 18, 2001. (Incorporated by reference to Exhibit k.1 filed with Allied Capital’s registration statement on Form N-2 (File No. 333-67336) filed on August 10, 2001).
k.2	Form of Indemnification Agreement between Allied Capital and its directors and certain officers. (Incorporated by reference to Exhibit 10.37 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003).
l.*	Opinion of counsel and consent to its use.
m.	Not applicable.
n.1	Consent of Sutherland Asbill & Brennan LLP. (Contained in exhibit l).
n.2.a	Consent of Arthur Andersen LLP, (Omitted in reliance on Rule 437a of the Securities Act of 1933).

Exhibit
Number	Description

n.2.b*	Consent of KPMG LLP, independent public accountants.
n.3.a*	Opinion of KPMG LLP, independent public accountants, regarding “Senior Securities” table contained herein.
n.3.b*	Consent of KPMG LLP, independent public accountants, regarding opinion on “Senior Securities” table contained herein.
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r.	Code of Ethics. (Incorporated by reference to Exhibit 10.28 filed with Allied Capital’s Form 10-K for the year ended December 31, 2003.)

*  Filed herewith.

Item 25. Marketing Arrangements

      The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 26. Other Expenses of Issuance and Distribution*

SEC registration fee	$62,444
NASD filing fee	30,500
New York Stock Exchange Additional Listing Fee	70,000
Accounting fees and expenses	200,000
Legal fees and expenses	350,000
Printing and engraving	250,000
Miscellaneous fees and expenses	2,056

Total	$965,000

* Estimated for filing purposes and excludes fees previously paid.

     All of the expenses set forth above shall be borne by us.

Item 27. Persons Controlled by or Under Common Control

Direct Subsidiaries

      The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Allied Investment Corporation (Maryland)	100%
Allied Capital REIT, Inc. (“Allied REIT”) (Maryland)	100%
A.C. Corporation (Delaware)	100%
Allied Capital Holdings, LLC (Delaware)	100%
Allied Capital Beteiligungsberatung GmbH (Germany) (inactive)	100%

      Each of our subsidiaries is consolidated for financial reporting purposes, except as noted below.

Indirect Subsidiaries

      We indirectly control the entities set forth below through Allied REIT. Allied REIT owns either all of the membership interests (in the case of a limited liability company, “LLC”) or all of the outstanding voting stock (in the case of a corporation) of each entity. The following list sets forth each of Allied REIT’s subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by Allied REIT of such subsidiary:

Allied Capital Property LLC (Delaware)	100%
Allied Capital Equity LLC (Delaware)	100%
9586 I-25 East Frontage Road, Longmont, CO 80504 LLC (Delaware)	100%

      We indirectly control Allied Investment Holdings LLC (Delaware) through Allied Investment Corporation, which owns 100% of the membership interests. We indirectly control AC Management Services, Inc. (Delaware) through A.C. Corporation, which owns 100% of the common stock.

Other Entities Deemed to be Controlled by the Company

      We provide investment advisory services or loan servicing services to certain entities and therefore may be deemed to control such entities and their respective subsidiaries. The following list sets forth each such entity and its respective subsidiaries and the state under whose laws the entity or subsidiary is organized:

Allied Capital Germany Fund LLC (Delaware)(1, 2)

We have also established certain limited purpose entities in order to facilitate certain portfolio transactions. In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

(1) By so including these entities herein, the Registrant does not concede that it controls such entities.
(2) Subsidiary does not consolidate for financial reporting purposes.

Item 28. Number of Holders of Securities

      The following table sets forth the approximate number of record holders of our common stock at March 5, 2004.

Number of
Title of Class	Record Holders

Common stock, $0.0001 par value	5,400

      We have privately issued long-term debt securities to 23 institutional lenders, primarily insurance companies.

Item 29. Indemnification

      Section 2-418 of the Maryland General Corporation Law provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

      The law also provides for comparable indemnification for corporate officers and agents.

      The Restated Articles of Incorporation of Allied Capital provide that its directors and officers shall, and its agents in the discretion of the board of directors may be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force), provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. Allied Capital’s bylaws, however, provide that Allied Capital may not indemnify any director or officer against liability to Allied Capital or its security holders to which he or she might otherwise be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Allied Capital pursuant to the provisions described above, or otherwise, Allied Capital has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Allied Capital of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, Allied Capital will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

      Allied Capital carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $50,000,000, subject to a $1,000,000 retention and the other terms thereof.

      In February 2004, we entered into indemnification agreements with our directors and 12 senior officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”) if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.

      At present, these is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the indemnification agreement.

Item 30. Business and Other Connections of Investment Adviser

      Not applicable.

Item 31. Location of Accounts and Records

      We maintain at our principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 32. Management Services

      Not applicable.

Item 33. Undertakings

      We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (2) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, in the District of Columbia, on the 16th day of March, 2004.

ALLIED CAPITAL CORPORATION

By:	/s/ WILLIAM L. WALTON

William L. Walton,
Chairman of the Board, Chief

Executive Officer and President

      KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints William L. Walton and Joan M. Sweeney and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 16, 2004.

Signature	Title

/s/ WILLIAM L. WALTON William L. Walton	Chairman of the Board, Chief Executive Officer, and President

/s/ BROOKS H. BROWNE Brooks H. Browne	Director

/s/ JOHN D. FIRESTONE John D. Firestone	Director
/s/ ANTHONY T. GARCIA Anthony T. Garcia	Director

/s/ ANN TORRE GRANT Ann Torre Grant	Director

/s/ LAWRENCE I. HEBERT Lawrence I. Hebert	Director

/s/ JOHN I. LEAHY John I. Leahy	Director

Signature	Title

/s/ ROBERT E. LONG Robert E. Long	Director

/s/ ALEX J. POLLOCK Alex J. Pollock	Director

/s/ GUY T. STEUART II Guy T. Steuart II	Director

/s/ JOAN M. SWEENEY Joan M. Sweeney	Director

/s/ LAURA W. VAN ROIJEN Laura W. van Roijen	Director

/s/ PENNI F. ROLL Penni F. Roll	Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

Ex - 99.h	Form of underwriting agreement.
Ex - 99.l	Opinion of counsel and consent to its use.
Ex - 99.n.2.b	Consent of KPMG LLP, independent public accountants.
Ex - 99.n.3.a	Opinion of KPMG LLP, independent public accountants, regarding “Senior Securities” table contained herein.
Ex - 99.n.3.b	Consent of KPMG LLP, independent public accountants, regarding opinion on “Senior Securities” table contained herein.